UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

LSB Industries, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Selected Table of Contents

LSB INDUSTRIES, INC.

PROXY STATEMENT FOR

2025 ANNUAL MEETING OF STOCKHOLDERS

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:

Certain statements contained in this proxy statement may be deemed "Forward-Looking Statements" within the meaning of U.S. federal securities laws. All statements in this proxy statement other than statements of historical fact are Forward-Looking Statements that are subject to known and unknown risks, uncertainties and other factors, many of which are difficult to predict or outside of the Company’s control, which could cause actual results and performance of the Company to differ materially from those expressed in, or implied or projected by, such statements. Any such Forward-Looking Statements are not guarantees of future performance. The words "believe," "expect," "anticipate," "intend," "plan," "may," "could," and similar expressions identify Forward-Looking Statements. Forward-Looking Statements contained herein include, but are not limited to, the following: our business strategy; trends, opportunities and risks affecting our business, industry and financial results; the outlook of our chemical products and related markets; our ability to successfully leverage our existing business platform and portfolio of assets to produce low carbon products and execute our strategy to become a leader in the energy transition in the chemical industry; the development of the market and demand for low-carbon ammonia; the costs of compliance with environmental laws, health laws, and security regulations; the anticipated cost and timing of our capital projects; changes in domestic fertilizer production; and the outlook for the industrial and agricultural industries.

While we believe the expectations reflected in such Forward-Looking Statements are reasonable, we can give no assurance such expectations will prove to have been correct. There are a variety of factors which could cause future outcomes to differ materially from those described in this proxy statement, including those identified under the heading "Risk Factors" in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2025 and in any subsequent filings with the SEC. We caution investors, potential investors, and others not to place considerable reliance on the forward-looking statements contained in this proxy statement. You are encouraged to read our filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this proxy statement speak only as of the date of this proxy statement, and we do not undertake any obligation to publicly update or revise our Forward-Looking Statements, even if experience or future changes make it clear that any projected results expressed or implied in such statements will not be realized.

Information appearing on https://investors.lsbindustries.com/ is not part of and is not incorporated by reference in this proxy statement.

Notice of Annual Meeting of Stockholders

To Be Held May 15, 2025

LSB INDUSTRIES, INC.

Virtual Meeting Only

Please register at www.proxydocs.com/LXU

To the Stockholders of LSB Industries, Inc.

The 2025 Annual Meeting of the Stockholders (the "Annual Meeting") of LSB Industries, Inc. (the "Company") will be held in a virtual only format. You will not be able to attend the Annual Meeting in person. Registration is required online at www.proxydocs.com/LXU. The purpose of the Annual Meeting is the consideration of and voting on the following matters:

(1)
To elect the three nominees identified in this Proxy Statement to the Board of Directors;
(2)
To approve the LSB Industries, Inc. 2025 Long-Term Incentive Plan;
(3)
To ratify Ernst & Young LLP as the independent registered public accounting firm for 2025; and
(4)
To approve, on a non-binding advisory basis, the named executive officer compensation.

BENEFITS OF A VIRTUAL ANNUAL MEETING

The Annual Meeting will be held in a virtual-only meeting format, via live webcast that will provide stockholders with the ability to participate in the Annual Meeting, vote their shares and ask questions. We believe a virtual-only meeting format facilitates stockholder attendance and participation by enabling all stockholders to participate fully and equally, and without cost, using an Internet-connected device from any location around the world. In addition, the virtual-only meeting format increases our ability to engage with all stockholders, regardless of size, resources or physical location.

ATTENDANCE AT THE VIRTUAL ANNUAL MEETING

Only stockholders of record and beneficial owners of shares of our common stock as of the close of business on March 24, 2025, the record date, may attend and participate in the Annual Meeting, including voting and asking questions during the virtual Annual Meeting. You will not be able to attend the Annual Meeting physically in person.

In order to virtually attend the Annual Meeting, you must register at www.proxydocs.com/LXU. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting.

As part of the registration process, you must enter the control number located on your proxy card or voting instruction form. If you are a beneficial owner of shares registered in the name of a broker, bank or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank or other nominee as part of the registration process. On the day of the Annual Meeting, May 15, 2025, stockholders may begin to log in to the virtual-only Annual Meeting 15 minutes prior to the Annual Meeting. The Annual Meeting will begin promptly at 8:30 AM CDT.

We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the virtual-only Annual Meeting platform, including any difficulties voting or submitting questions, you may call the technical support number that will be posted in your instructional email.

QUESTIONS AT THE VIRTUAL ANNUAL MEETING

Our virtual Annual Meeting will allow stockholders to submit questions before and during the Annual Meeting through the online portal. We will respond to appropriate questions submitted by stockholders within five days following the Annual Meeting.

LSB Industries, Inc. Proxy Statement 4

We will review stockholder-submitted questions and all questions will be answered following the meeting, with the exception of any questions that are irrelevant to the purpose of the Annual Meeting or our business, or that contain inappropriate or derogatory references which are not in good taste.

YOUR VOTE IS IMPORTANT

You are urged to vote your shares by promptly marking, signing, dating and returning the proxy card or, in the alternative, by voting your shares electronically either over the Internet or by touch tone telephone. Please see "Questions and Answers – How Do I Cast My Vote?" located on page 8 in this Proxy Statement for further information and instructions.

HOW TO VOTE:

BY TELEPHONE Call the telephone number on your proxy card
VIA THE INTERNET Visit the website listed on your proxy card
BY MAIL Sign, date and return your proxy card in the enclosed envelope
VIRTUAL Attend the 2025 Annual Meeting of Stockholders via live video webcast

Instructions are also included on the proxy card.

By order of the Board of Directors,

Michael J. Foster
Oklahoma City, Oklahoma	Executive Vice President,
April 15, 2025	Secretary and General Counsel

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 15, 2025.

This Notice of Annual Meeting of Stockholders (this "Notice") and related proxy materials are being distributed or made available to stockholders beginning on or about April 15, 2025. This Notice includes instructions on how to access these materials (including the Proxy Statement for the Annual Meeting, along with the LSB 2024 Annual Report) via the Internet at www.proxydocs.com/LXU.

LSB Industries, Inc. Proxy Statement 5

LSB INDUSTRIES, INC.

3503 NW 63rd Street, Suite 500

Oklahoma City, Oklahoma 73116

PROXY STATEMENT FOR

2025 ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 15, 2025

Solicitation of Proxies

This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors (the "Board") of LSB Industries, Inc. ("LSB," the "Company," "us," "our," or "we") for proxies to be voted at our Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 15, 2025, at 8:30 AM CDT in virtual-only meeting format via live video webcast and at any postponement or adjournment thereof.

The Notice of the Annual Meeting of Stockholders and related proxy materials are being distributed or made available to stockholders beginning on or about April 15, 2025.

Questions and Answers About the Annual Meeting

What matters are being considered?

You will be voting on each of the following items of business:

(1)
Election of the three nominees identified in this Proxy Statement to our Board;
(2)
Approval of the LSB Industries, Inc. 2025 Long-Term Incentive Plan;
(3)
Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for 2025; and
(4)
Advisory and non-binding vote on the compensation of our named executive officers.

The Board recommends a vote "FOR" each of the director nominees in Proposal No. 1 and a vote "FOR" each of Proposal Nos. 2, 3, and 4.

What is a proxy?

A proxy is your legal appointment of another person to vote the shares that you own in accordance with your instructions. The person you appoint to vote your shares is also called a proxy. On the enclosed proxy card, you will find the names of the persons designated by the Company to act as proxies to vote your shares at the Annual Meeting. The designated proxies are required to vote your shares in the manner you instruct.

Will other matters be brought before the Annual Meeting?

The Board does not intend to bring any other matters before the Annual Meeting and does not expect any other items of business because the deadline for stockholder proposals and nominations has already passed. However, if any other matter is properly brought before the Annual Meeting, the accompanying proxy gives discretionary authority to the persons named in the proxy with respect to any other matters that might be brought before the Annual Meeting. Those named persons intend to vote that proxy in accordance with their best judgment on such matter.

LSB Industries, Inc. Proxy Statement 6

Who is entitled to vote at the Annual Meeting?

You or your proxy may vote if you owned voting stock as of the close of business on March 24, 2025, which is the record date for determining who is eligible to vote at the Annual Meeting.

As of the close of business on the record date, we had 71,876,502 shares of common stock and no voting preferred stock issued and outstanding which were eligible to be voted.

Each share of common stock entitles its holder to one vote.

What constitutes a quorum?

In order to conduct the Annual Meeting, we must have a quorum. Holders of record of a majority of the total of all of the outstanding shares of common stock issued and outstanding, and entitled to vote thereat, present in person, or represented by proxy, will constitute a quorum for the Annual Meeting.

If a quorum is not present or represented at the Annual Meeting, the holders of record, present in person or represented by proxy, at the Annual Meeting have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until the requisite amount of voting stock is present. For the purposes of this virtual Annual Meeting, presence "in person" is satisfied by attending the virtual meeting online by following the instructions included in your Notice.

What vote is required to approve the items under consideration?

•
Directors are elected by the affirmative vote of a majority of votes cast by the holders of shares present or represented by proxy and entitled to vote at the Annual Meeting. A majority of the votes cast means that the number of votes cast "for" a director must exceed the number of votes cast "against" that director in order for the director to be elected. Abstentions will not be counted as votes cast for or against a director and broker non-votes will have no effect on the outcome of this director elections.
•
The approval of the LSB Industries, Inc. 2025 Long-Term Incentive Plan requires the affirmative vote of a majority of votes cast by holders of shares present or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will not be counted as votes cast for or against this proposal and broker non-votes are not applicable to this proposal.
•
The ratification of the appointment of the independent registered public accounting firm requires the affirmative vote of a majority of votes cast by the holders of shares present or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will not be counted as votes cast for or against this proposal and broker non-votes will have no effect on the outcome of this proposal.
•
The advisory vote on executive compensation requires the affirmative vote of a majority of votes cast by the holders of shares present or represented by proxy and entitled to vote at the Annual Meeting. Because the proposal to approve the compensation paid to named executive officers for the fiscal year ended December 31, 2024 is advisory, it will not be binding on us or the Board. However, our Compensation Committee intends to take into account the outcome of the vote when considering future executive compensation arrangements. Abstentions will not be counted as votes cast for or against this proposal and broker non-votes will have no effect on the outcome of this proposal.

Are abstentions counted?

Abstentions occur when stockholders are present virtually or by proxy at the Annual Meeting but fail to vote or voluntarily withhold their vote for any of the matters upon which the stockholders are voting. If your proxy indicates an abstention from voting on the proposal, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be voted on any matter at the Annual Meeting. If you abstain from voting, you have not cast a vote and the abstention will not be counted in determining the outcome of the proposals.

LSB Industries, Inc. Proxy Statement 7

How do I cast my vote?

Registered Holders. If shares are registered in your name, you may vote those shares at the Annual Meeting or by proxy. If you decide to vote by proxy, you may do so in any one of the following ways.

By Telephone. After reading the proxy materials, you may call the toll-free number (866) 286 - 3181, using a touch-tone telephone. You will be prompted to enter your Control Number, which you can find on your proxy card or voting instruction form. This number will identify you and the Company. You can then follow the simple instructions that will be given to you to record your vote.

Via the Internet. After reading the proxy materials, you may use a computer to access the website www.proxydocs.com/LXU. You will be prompted to enter your Control Number, which you can find on your proxy card or voting instruction form. This number will identify you and the Company. You can then follow the simple instructions that will be given to you to record your vote.

By Mail. After reading the proxy materials, you may vote your shares by marking, signing, dating and returning your proxy card in the envelope provided. To best ensure timely receipt of your proxy, you are encouraged to mail your proxy card for arrival by May 12, 2025.

Virtually. After reading the proxy materials, you may vote your shares by attending the 2025 Annual Meeting of Stockholders via live video webcast. You can then follow the simple instructions that will be given to you to record your vote.

The Internet and telephone voting procedures have been set up for your convenience and have been designed to authenticate your identity, allow you to give voting instructions and confirm that those instructions have been recorded properly.

Whether you choose to vote by telephone, over the Internet or by mail, you can specify whether your shares should be voted "for," "against" or "abstain" for each of the director nominees. You can also specify whether you want to vote "for" or "against" or "abstain" from voting on:

•
The approval of the LSB Industries, Inc. 2025 Long-Term Incentive Plan;
•
The ratification of the appointment of the independent auditors; and
•
The advisory vote to approve the compensation of the Company’s named executive officers.

Beneficial Owner. If your stock is held in your brokerage account, also known as "street name," you should instruct your broker how your shares should be voted. If you fail to give your broker instructions, in some cases but not others the broker may submit a "broker non-vote," which is explained below.

If you are a beneficial owner whose shares are held of record directly in your name by a broker, you will receive instructions from the broker describing how to direct the voting of or vote your shares. If you do not instruct your broker how to vote your shares, it may vote your shares as it decides with respect to any matter for which it has discretionary authority under the rules of the New York Stock Exchange ("NYSE").

There are also non-routine matters for which your broker does not have discretionary authority to vote unless it receives timely instructions from you. A "broker non-vote" results when a broker does not have discretion to vote on a particular matter, you have not given timely instructions on how the broker should vote your shares and the broker indicates it does not have authority to vote such shares on its proxy. Although broker non-votes will be counted as present at the Annual Meeting for purposes of determining a quorum, they will be treated as shares not entitled to vote on the proposal. Under the current NYSE rules, we believe Proposal No. 3 (ratification of the appointment of the independent registered public accounting firm) is a routine matter. Accordingly, if your broker holds shares that you own in street name, the broker may vote your shares on Proposal No. 3 even if the broker does not receive instructions from you. Proposal Nos. 1, 2, and 4 are considered to be "non-routine" under NYSE rules such that your broker, bank or other agent may not vote your shares on those proposals in the absence of your voting instructions.

If your shares are held in street name and you do not give voting instructions, the broker will only be entitled to vote your shares in its discretion with respect to the proposed ratification of the appointment of our

LSB Industries, Inc. Proxy Statement 8

independent registered public accounting firm. Without voting instructions from you, the record holder will not be permitted to vote your shares with respect to the election of directors, the approval of the LSB Industries, Inc. 2025 Long-Term Incentive Plan or the advisory vote on executive compensation. Your shares would therefore be considered broker non-votes with respect to these proposals and would have no effect on the outcome of the proposal. Accordingly, it is important for you to instruct your broker how you wish to vote your shares.

Can I change my mind after I vote?

Yes, you may change your mind at any time before the polls close at the Annual Meeting, which will be at 8:30 AM CDT on May 15, 2025. If you hold your shares directly in record name, you can change your vote by:

•
Submitting a revised proxy using the previously mentioned telephone or Internet voting systems by the deadlines described for each such method above; or
•
Sending a written revocation by mail to our Corporate Secretary, LSB Industries, Inc., 3503 NW 63rd Street, Suite 500, Oklahoma City, Oklahoma 73116.

In the absence of a revocation, shares represented by the proxies will be voted at the Annual Meeting. Your attendance at the Annual Meeting will not automatically revoke your proxy. If you do not hold your shares directly, you should follow the instructions provided by your broker, bank or nominee to revoke your previously voted proxy.

What if I sign and return my proxy card but I do not include voting instructions?

If you properly complete and submit a proxy card, but do not indicate any contrary voting instructions, your shares will be voted as follows:

•
"FOR" the election of the three nominees to our Board;
•
"FOR" the approval of the LSB Industries, Inc. 2025 Long-Term Incentive Plan;
•
"FOR" the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for 2025; and
•
"FOR" the advisory vote to approve named executive officer compensation.

If any other business comes before the stockholders for a vote at the Annual Meeting, your shares will be voted in accordance with the discretion of the holders of the proxy. The Board knows of no matters, other than those previously stated, to be presented for consideration at the Annual Meeting.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Computershare Trust Company, N.A., 462 South 4th Street, Suite 1600, Louisville, KY 77845, (800) 736-3001 (U.S. and Canada) and (781) 575-3100 (outside U.S. and Canada).

LSB Industries, Inc. Proxy Statement 9

Will my shares be voted if I do not provide my proxy?

If your shares are registered in your name, they will not be voted unless you submit your proxy or vote at the Annual Meeting. As discussed above, if your shares are held in street name and you do not give voting instructions, the broker will only be entitled to vote your shares in its discretion with respect to the ratification of the appointment of our independent registered public accounting firm.

Who will count the votes?

All votes will be tabulated by Mediant, a BetaNXT business, who will serve as the inspector of election for the Annual Meeting.

What is the deadline for submission of stockholder proposals for the 2026 Annual Meeting?

If you wish to submit proposals to be included in our proxy statement for our 2026 Annual Meeting, proposals must be received at our principal executive offices in writing not later than December 16, 2025 and should be addressed to our Corporate Secretary, LSB Industries, Inc., 3503 NW 63rd Street, Suite 500, Oklahoma City, Oklahoma 73116.

If you wish to present a proposal, but you fail to notify us by such deadline, you will not be entitled to present the proposal at the 2026 Annual Meeting.

For more information regarding stockholder proposals, please see "Stockholder Proposals" below.

Who is soliciting proxies?

We will pay for preparing, printing and mailing this Proxy Statement. Proxies may be solicited on our behalf by our directors, officers or employees, without additional consideration, by telephone, electronic transmission and facsimile transmission. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for their out-of-pocket costs of sending the proxy materials to our beneficial stockholders.

Stockholder List

A list of stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder for any purpose relevant to the Annual Meeting during ordinary business hours during the 10 days before the Annual Meeting and ending on the day before the Annual Meeting date. The list will be maintained at our principal executive offices located at 3503 NW 63rd Street, Suite 500, Oklahoma City, Oklahoma 73116.

LSB Industries, Inc. Proxy Statement 10

Core Values

We seek to maximize the long-term value of the Company for our stockholders, customers, employees, communities, suppliers, and the broader environment. Every decision we make is framed and guided by our core values. We seek ways to ensure the long-term sustainability of our business, including making a lasting positive impact on society and our environment. LSB and its employees are committed to upholding these values to drive our culture and frame how we conduct business and engage with our stakeholders.

CORE VALUES

VALUES

BEHAVIORS

PROTECT WHAT MATTERS

- Keep safety as our highest priority.
- Give our full attention to the health & protection of our colleagues, communities, and environment.
- Train every team member how to do their job safely.
- Empower every team member with the ability to stop any work they believe is unsafe.

MAKE IT BETTER

- Think creatively about improving processes and solutions to challenges.
- Strive every day to do something better than you did the day before.
- Ask questions, make suggestions, and listen to other opinions without accepting the status quo.
- Take actions that drive us towards our goal of achieving a culture of excellence.

PRACTICE INTEGRITY

- Speak the truth.
- Hold ourselves and others accountable to the highest standards in all we say and do.
- Build strong relationships with co-workers, customers, and suppliers by being transparent, reliable, and putting faith in each other to deliver.
- Treat co-workers, customers, suppliers, and all stakeholders with respect and consider all their interests in every decision.

BE ONE TEAM

- Remember that we are a highly interdependent company.
- Work together to do the right thing for our customers, our suppliers, our communities, and each other.
- Contribute your best performance to improve the odds of success for the whole team.
- Celebrate the achievements and respect our differences, while embracing the uniqueness of each individual to make us a stronger and more resourceful organization.

Sustainability

LSB Industries promotes corporate sustainability by formulating and implementing business strategies and practices that aim to create value and have a positive impact on our world.

Sustainability Goals

In 2022, we created a Sustainability Roadmap and in early 2023, we announced our Sustainability Goals. We followed that up by releasing our inaugural Sustainability Report for 2022. In 2024, we moved our Sustainability Report online with the release of our 2023 sustainability updates.

These can be found at https://lsbindustries.com/sustainability/. In our Sustainability Report, we provide transparency into our performance in light of our core values and the strategies and actions to make a lasting positive impact on the world around us.

LSB Industries, Inc. Proxy Statement 11

Code of Conduct

A high standard of ethical business conduct is the responsibility of each individual LSB employee, officer and director. Our good name and reputation in the marketplace, ultimately depend on the way we conduct our business and the way the public perceives that conduct. All employees are required to review our Statement of Policy Concerning Business Conduct (the "Code of Conduct") on an annual basis and whenever updated. Employees are likewise required to review and comply with the company’s Employee Handbook. These documents address important governance topics, including our insider trading policy and other compliance policies. In addition, in November 2023, we adopted an Anti-Bribery and Corruption Policy, which applies worldwide to LSB and all its directors, officers, employees, contractors and agents.

Learn more at https://investors.lsbindustries.com/corporate-governance/documents-charters.

Proxy Voting Roadmap

The Annual Meeting

Below is a summary of certain information included in this Proxy Statement. Please review the entire Proxy Statement before you vote.	Time and Date:	8:30 AM, Central Daylight Time ("CDT"), on May 15, 2025
	Place:	Virtual Meeting Only Registration is required at www.proxydocs.com/LXU
	Record Date:	March 24, 2025

Matters For Stockholder Vote

Proposal	Board Recommendation	Page
(1) Election of three nominees to our Board of Directors	"FOR" each nominee	13
(2) Approval of the LSB Industries, Inc. 2025 Long-Term Incentive Plan	"FOR"	20
(3) Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for 2025	"FOR"	27
(4) Advisory vote to approve named executive officer compensation	"FOR"	29

The Annual Meeting will be held in virtual-only meeting format via live video webcast.

In order to virtually attend the Annual Meeting, you must register at www.proxydocs.com/LXU.

You may vote at the meeting if you were a holder of record of our common stock at the close of business on March 24, 2025. Please see page 8 for instructions on how to vote your shares.

LSB Industries, Inc. Proxy Statement 12

Proposal 1
Election of Directors

General

Our Restated Certificate of Incorporation, as amended, and Second Amended and Restated Bylaws, as amended (the "Bylaws"), provide for the division of the Board into three classes, with each class consisting as nearly as possible of one-third of the whole. The term of office of one class of directors expires each year; with each class of directors elected for a term of three years and until the stockholders elect their qualified successors.

Mark T. Behrman, Riccardo Bertocco, Jonathan S. Bobb and Richard S. Sanders, Jr. are the class of directors whose terms expire at the Annual Meeting. On April 9, 2025, Mr. Sanders notified the Board that he will not stand for reelection at the Annual Meeting. Mr. Sanders will continue to serve as director until the Annual Meeting. Our Board has nominated, and stockholders are being asked to reelect, Mr. Behrman, Mr. Bertocco and Mr. Bobb for a three year term expiring at our 2028 annual meeting of stockholders. If elected, the nominees will each hold office until the conclusion of our 2028 annual meeting of stockholders and a successor is duly elected and qualified or until earlier death, resignation, or removal. Eeffective immediately upon the expiration of Mr. Sanders’ director term at the Annual Meeting, the size of the Board will be reduced to nine directors.

Agreements as to Certain Directors and Committees

Board Representation and Standstill Agreement

On December 4, 2015, the Company entered into the Board Representation and Standstill Agreement (the "Board Representation and Standstill Agreement"), by and among the Company, LSB Funding LLC ("LSB Funding"), Security Benefit Corporation ("Security Benefit"), Todd Boehly, Jack E. Golsen ("J. Golsen"), Steven J. Golsen ("S. Golsen"), Barry H. Golsen ("B. Golsen"), Linda Golsen Rappaport ("L. Rappaport"), Golsen Family LLC, an Oklahoma limited liability company ("Family LLC"), SBL LLC, an Oklahoma limited liability company ("SBL LLC"), and Golsen Petroleum Corp., an Oklahoma corporation ("GPC," and together with Messrs. J. Golsen, S. Golsen and B. Golsen, Ms. L. Rappaport, Family LLC, SBL LLC, each a "Golsen Holder" and, collectively, the "Golsen Holders"). On October 26, 2017, October 18, 2018, and September 27, 2021 the parties to the Board Representation and Standstill Agreement entered into amendments thereto, and on August 10, 2022, SBT Investors LLC ("SBT Investors") and each of the parties to the Board Representation and Standstill Agreement entered into a letter agreement that, among other things, transferred certain rights of LSB Funding to SBT Investors and further amended the Board Representation and Standstill Agreement (collectively, the "Amendments"). On November 14, 2023, the Company entered into a Joinder Agreement (the "Joinder Agreement") to the Board Representation and Standstill Agreement with TLB-LSB, LLC that transferred certain rights of SBT Investors to TLB-LSB, LLC. The Board Representation and Standstill Agreement, the Amendments and the Joinder Agreement are collectively referred to as the "Amended Board Representation and Standstill Agreement".

TLB-LSB, LLC Designees

Pursuant to the Amended Board Representation and Standstill Agreement and based upon the equity holdings of TLB-LSB, LLC and the size of the Company’s Board, the Company has agreed to permit TLB- LSB, LLC to designate up to three nominees to the Board, at least one of which is required to satisfy NYSE standards of independence. Jonathan S. Bobb and Kanna Kitamura are the current TLB-LSB, LLC designees.

Golsen Designees

Under the Amended Board Representation and Standstill Agreement and based upon the Golsen Holders’ equity holdings, the Golsen Holders, collectively, have the right to designate two directors. Messrs. Barry H. Golsen and Steven L. Packebush are the current Golsen designees.

LSB Industries, Inc. Proxy Statement 13

Other Governance Matters

Our Bylaws provide that the Board may change the total number of directors on our Board from time to time provided that the minimum number of directors is 3 and the maximum is 14. Currently there are 10 directors on our Board.

As discussed under "Corporate Governance — Nominating and Corporate Governance Committee," our Nominating and Corporate Governance Committee (the "Nominating Committee") reviews the composition of the Board as part of its assessment of the Board’s performance and effectiveness. The Nominating Committee values certain characteristics in all Board members, including personal and professional integrity, reputation, outstanding professional achievement, and sound business judgment. The Nominating Committee evaluates each individual director in the context of the Board as a whole with the goal of recommending an effective group with a diversity of experience and skills that exercises sound business judgment in the interest of our business and our stockholders. Consistent with their responsibilities, members of the Nominating Committee have interviewed and evaluated each of the current nominees for director and the Nominating Committee has determined that each is highly qualified to serve as a member of our Board.

The following sets forth certain information regarding the director nominees and other directors whose term will continue after the Annual Meeting.

Nominees for the Class of Directors Whose Term Will Expire in 2028

MARK T. BEHRMAN

Mark T. Behrman, age 62, was appointed Chairman of the Board in August 2024. He previously has served as President, CEO and board member of the Company since December 2018. His term as a director will expire at the Annual Meeting. Prior to that, Mr. Behrman served as Executive Vice President, Chief Financial Officer from June 2015 through December 2018. Mr. Behrman joined LSB in 2014 as Senior Vice President of Corporate Development. Prior to joining LSB, Mr. Behrman was Managing Director, Head of Investment Banking and Head of the Industrial and Energy Practices of Sterne Agee, Inc., from 2007 to 2014. Mr. Behrman has over 35 years of operational, financial, executive management, and investment banking experience.

Mr. Behrman is currently Non-Executive Chairman of the Board of PHX Minerals, Inc. and has served on that board since 2017. He is also a member of its Audit and Compensation Committees. Mr. Behrman has also been a Director of The Fertilizer Institute since 2019. Mr. Behrman previously served on the boards of directors of the following publicly held companies: Noble International Ltd. (a supplier to the automotive industry) from 1998 to 2007, where he also served as Audit Committee Chairman from 1998 to 2003; Oakmont Acquisition Corporation (a special purpose acquisition corporation) from 2005 to 2007; and Robocom Systems International (a developer and marketer of advanced warehouse management software solutions) from 1998 to 2000.

Mr. Behrman holds an MBA in Finance from Hofstra University and a Bachelor of Science in Accounting, Minor in Finance from Binghamton University.

Mr. Behrman’s extensive industry leadership and financial experience, among other factors, led the Board to determine that he should continue to serve as a director.

Age: 62 Director since: 2018 Committees: None

LSB Industries, Inc. Proxy Statement 14

RICCARDO BERTOCCO

Riccardo Bertocco, age 57, has been a director since April 9, 2025. His term expires at the Annual Meeting. Mr. Bertocco most recently served as Managing Director and Partner at Boston Consulting Group from 2018 to 2023, where he led the Power and Utilities sector, with a focus on Energy Transition, Low Carbon Fuels and Renewables. Prior to joining Boston Consulting Group, Mr. Bertocco served as a Director at Bain & Company from 1998 to 2018 and as a Vice President from 1999 to 2001, working with clients in the oil and gas sector throughout Europe and the Americas.

Mr. Bertocco has worked extensively in management consulting for more than 25 years, partnering with senior executives and management teams within a number of sectors including oil and gas, utilities, IT/technology, private equity, infrastructures and education. In this capacity, he focused on his clients’ most pressing strategic issues, including energy transition, large scale transformations, growth strategy, operational optimization, organizational redesign and change management and digital transformations, among others.

Mr. Bertocco holds a B.S. in Business Administration from Bocconi University in Milan, Italy and an M.B.A. in Corporate Finance and Entrepreneurial Management from The Wharton School of the University of Pennsylvania. He is the author of several papers on the evolution of midstream infrastructure in the U.S., decarbonization pathways for U.S. states and corporations.

Mr. Bertocco’s extensive industry and leadership experience, among other factors, led the Board to determine that he should continue to serve as a director.

Age: 57 Director since: 2025

JONATHAN S. BOBB

Jonathan S. Bobb, age 49, has been a director of the Company since 2015. His term expires at the Annual Meeting. Mr. Bobb is a Senior Director on the investment team at Eldridge Capital Management. Mr. Bobb previously served in a similar capacity at Guggenheim Partners. Prior to joining Guggenheim, Mr. Bobb was in the investment banking division at Goldman Sachs & Co. from 2007 to 2013. His previous business experience includes investment banking positions with J.P. Morgan and Deutsche Bank and financial planning roles at Gap Inc.

Mr. Bobb serves as a TLB-LSB Designee under the terms of the Amended Board Representation and Standstill Agreement. (see page 13). Mr. Bobb received a B.A. in Economics from Stanford University and an M.B.A. from the University of Michigan.

Mr. Bobb’s extensive leadership and financial experience, among other factors, led the Board to determine that he should continue to serve as a director.

Age: 49 Director since: 2015 Committees: Audit Compensation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE THREE NOMINEES AS DIRECTORS OF THE COMPANY

LSB Industries, Inc. Proxy Statement 15

Continuing Directors

The following six directors will continue in office until the expiration of their respective terms and until their successors have been elected and qualified. Mr. Sanders will not stand for reelection at the Annual Meeting and, effective immediately upon the expiration of his director term at the Annual Meeting, the size of the Board will be reduced to nine directors.

JOHN D. CHANDLER

John D. Chandler, age 55, has been a director of the Company since November 2024. His current term expires in 2027. Mr. Chandler retired from The Williams Companies, Inc. (“Williams”) on March 31, 2022. Prior to his retirement, Mr. Chandler was appointed as Senior Vice President and Chief Financial Officer for Williams in 2017. From 2009 until his retirement in March 2014, Mr. Chandler served as Senior Vice President and Chief Financial Officer of Magellan GP, LLC, the general partner of Magellan Midstream Partners, LP. (NYSE: MMP) From 2003 until 2009, he served in the same capacities for the general partner of Magellan Midstream Holdings, L.P. From 1999 to 2002, Mr. Chandler was Director of Financial Planning and Analysis and Director of Strategic Development for a subsidiary of Williams. From 1992 to 1999, Mr. Chandler held various accounting and finance positions with MAPCO Inc.

Mr. Chandler currently serves as an independent director and Chairman for Matrix Services Company (NASDAQ: MTRX) where he has been on the board since 2017. He also held board seats at Williams Partners (NYSE: WPZ), Green Plains Partners (NASDAQ: GPP), Cone Midstream Partners (NYSE: CNNX) and USA Compression Partners (NYSE: USAC) between 2013 and 2017.

Mr. Chandler received his B.S. and B.A. in accounting and finance from the University of Tulsa and is a certified public accountant.

Mr. Chandler’s extensive financial, industry and leadership experience, among other factors, led the Board to determine that he should serve as a director.

Age: 55 Director since: 2024 Committees: Audit (Chair)

BARRY H. GOLSEN, J.D.

Barry H. Golsen, J.D., age 74, has been a director of the Company since 1981. His current term expires in 2027. Mr. Golsen is President of GOL Capital LLC. He served as the Vice-Chairman of the Board of the Company from 1993 until 2015. He also served as the Company’s President and Chief Executive Officer from January 2015 until September 2015 and as the Company’s President and Chief Operating Officer from 2004 to 2014.

Mr. Golsen joined LSB in 1978 and spearheaded the growth of LSB’s Climate Control Business with the development of innovative and climate-friendly products, a number of business startups, the acquisition of Climate Master, Inc. and its merger with LSB’s CHP Corporation. Under his leadership, LSB’s Climate Control Business attained substantial growth and leading U.S. market shares for its key products.

Mr. Golsen attended Cornell University College of Engineering prior to earning both his B.A. and J.D. degrees from the University of Oklahoma. He was admitted to the Oklahoma Bar in 1978. Mr. Golsen is a past Director of the Oklahoma City Branch of the Federal Reserve Bank of Kansas City and served on the Board of Directors of Equity Bank for Savings N.A. His professional affiliations have included the Oklahoma Bar Association, the American Bar Association, the American Society of Heating, Refrigeration and Air-Conditioning Engineers, Young Presidents Organization and World Presidents Organization. Mr. Golsen is a National Association of Corporate Directors ("NACD") Board Leadership Fellow. NACD Fellowship is a comprehensive and continuous program of study that empowers directors with the latest insight, intelligence and boardroom practices.

Mr. Golsen’s extensive experience and his in-depth of knowledge and understanding of the businesses in which we operate, and his demonstrated leadership skills within the Company, among other factors, led the Board to

Age: 74 Director since: 1981 Committees: Audit Nominating and Corporate Governance

LSB Industries, Inc. Proxy Statement 16

conclude that he should serve as a director. Mr. Golsen is a Golsen designee under the terms of the Amended Board Representation and Standstill Agreement (see page 13).
KANNA KITAMURA

Kanna Kitamura, age 52, has been a director of the Company since December 2018. Her current term expires in 2027. Ms. Kitamura is a Partner and Chief Talent Officer at Eldridge Industries. Previously, Ms. Kitamura was a Vice President and Head of Legal Operations at Guggenheim Investments. She was a member of Guggenheim Partners’ Women’s Innovation and Inclusion Network, Secretary of the Pro Bono Committee, and acted as a mentor in its Veterans Transition Assistance Program. Prior to Guggenheim, Ms. Kitamura was a Vice President of Business Development and Director of Operations for a management consulting firm and was employed by the United Nations Development Programme in the Division of Public Affairs. Ms. Kitamura supports a number of non-profit organizations focused on education, the arts, and conservation. Ms. Kitamura received her B.S. from Georgetown University and her J.D. from Brooklyn Law School.

Ms. Kitamura’s extensive financial industry leadership and legal experience, among other factors, led the Board to determine that she should serve as a director. Ms. Kitamura is a TLB-LSB designee under the terms of the Amended Board Representation and Standstill Agreement (see page 13).

Age: 52 Director since: 2018 Committees: Compensation Nominating and Corporate Governance

STEVEN L. PACKEBUSH

Steven L. Packebush, age 60, has been a director of the Company since 2020. His term expires in 2026. Mr. Packebush is a founder and partner in Elevar Partners, LLC, a company providing advisory and consulting services and capital solutions for companies in the agriculture and energy markets. Prior to Elevar Partners, Mr. Packebush worked at Koch Industries, Inc. for over 30 years, retiring in March 2018. Until his retirement, he was the president of Koch Ag & Energy Solutions ("Koch Ag"). Under Mr. Packebush’s leadership, Koch Ag grew from a break-even business to one of the larger business units at Koch Industries and one of world’s largest fertilizer companies. Mr. Packebush also oversaw the expansion of Koch Ag to include three additional start-up businesses: Koch Energy Services became one of the largest natural gas marketing companies in North America; Koch Methanol supplied methanol to global customers in the plywood, carpet, fuels, and plastics markets; and Koch Agronomic Services became one of world’s largest enhanced-efficiency fertilizer producers and marketers. Prior to his time at Koch Ag, Mr. Packebush held various business development and commercial roles in Koch International, Koch Agriculture, and Koch Minerals. Mr. Packebush serves as a Golsen Designee under the terms of the Amended Board Representation and Standstill Agreement. (see page 13).

Mr. Packebush currently serves on the PHX Minerals, Inc. Board of Directors, Kansas State University Dean’s Agriculture Advisory Board, and the Wichita Metropolitan YMCA and YMCA360 Board of Directors. Previously he served on the board of directors of Monolith Materials Inc., EuroChem Group AG, Caribbean Nitrogen, Nitrogen 2000, KOCHPAC, and The Fertilizer Institute. He has also

Age: 60 Director since: 2020 Committees: Audit Nominating and Corporate Governance

LSB Industries, Inc. Proxy Statement 17

served on The Fertilizer Institute’s executive committee and Koch Industries’ Compliance and Ethics Executive Committees. Mr. Packebush is a 1987 graduate of Kansas State University with a bachelor’s degree in agricultural economics.

Mr. Packebush’s extensive industry and leadership experience, among other factors, led the Board to determine that he should serve as a director.

DIANA M. PENINGER

Diana M. Peninger, age 60, has been a director of the Company since 2020. Her term expires in 2026. Since 2021, Ms. Peninger, has served as the President and CEO of Reproductive Solutions, a medical device company located in Dallas, TX. She founded and has served as CEO of Geneva Lake Partners LLC since 2017 which is an advisory firm that works with middle market private industrial companies to help them develop strategic plans to accelerate their growth. She has served on the board of Rogers Group, Inc. since July 2017, chairs the compensation committee and is a member of the audit committee. She served four years as the Board Vice-Chair of the Committee of 200 which is a non-profit organization of the world’s most successful women CEOs and senior business executives.

Ms. Peninger spent 30 years in the chemical industry including three expat assignments in Frankfurt, Germany. In 2018, she served as interim CEO for Synata Bio a renewable clean fuels and chemicals technology company owned by True North Venture Partners. From 2007 through 2016, she held various roles within Celanese Corporation including, Vice President, Acetyl Intermediates, EVA Performance Polymers and Vice President General Manager for Nutrinova Specialty Food Ingredients business. Prior to this, as Director of Corporate Strategy and Business Development at Celanese, she lead the business development initiatives to establish manufacturing locations in low cost regions of China and Middle East. From 2005 to 2007, while at Chemtura Corp., Ms. Peninger served as Vice President, Consumer Products and Vice President, PVC Additives businesses. She started her career in 1987 with Celanese Corporation in Pampa, Texas as a plant operations engineer before taking on progressively more responsibility including Director of Global Glass Fibers business and leading the integration of several large acquisitions.

Ms. Peninger holds a B.S. in Chemical Engineering from South Dakota School of Mines and was honored in 2017 with the prestigious "Distinguished Alumni" award for achievement of excellence in their careers and their communities. She is a National Association of Corporate Directors (NACD) Board Leadership Fellow, serves on the NACD North Texas Board and serves on the University Advisory Board for her alma mater.

Ms. Peninger’s extensive industry and leadership experience, among other factors, led the Board to determine that she should serve as a director.

Age: 60 Director since: 2020 Committees: Audit Compensation

LSB Industries, Inc. Proxy Statement 18

LYNN F. WHITE

Lynn F. White, age 72, has been a director of the Company since 2015. His term expires in 2026. Mr. White founded and has served as the Managing Director of Twemlow Group LLC since 2013, and previously from 2008 until 2009. Twemlow Group LLC is a consulting firm that provides strategic, organizational and product development counsel to agriculturally related businesses. From January to June 2023, Mr. White served as interim President and CEO of Anuvia Plant Nutrients, Inc. where he had served as a director since February 2021 and previously from January 2016 to November 2019. From 2009 to 2013, Mr. White served as Vice President, Corporate Development of CF Industries Holdings, Inc. (NYSE: CF). While at CF Industries, he was responsible for external growth initiatives, including M&A and organic efforts, new product development and strategy, and led the integration of the $4.6 billion acquisition of Terra Industries, Inc. While at CF Industries he served as non-executive Chairman or Vice-Chairman of GrowHow UK Limited, the leading British nitrogen fertilizer producer and as a director of KEYTRADE AG, a major Swiss based fertilizer trading firm. Prior to that, he was the President of John Deere Agri Services, Inc., a subsidiary of Deere & Co. (NYSE:DE), where he was responsible for leading a new global business unit created to pursue growth opportunities in technology-based services for industries linked to agriculture. Mr. White was also Vice President of Global AgServices of Deere, where he was responsible for identifying, testing, and developing new services for agriculture and food. Prior to that, he was Senior Vice President, Corporate Development of IMC Global Inc. (n/k/a The Mosaic Company), a producer of crop nutrients and salt, and served in various executive positions, including General Manager of the Food Ingredients Division, Director of the Flame Retardants & Fluids Business and Europe, Middle East, Africa Agricultural Chemicals Area Director of FMC Corporation (NYSE:FMC), a global producer of chemicals and machinery. Mr. White also served as Vice Chair of the Dean’s Advisory Council for the College of Agriculture, Food and Environmental Sciences at California Polytechnic State University through 2023. Through 2021 he was president and director of the Charlestowne Neighborhood Association (SC), and until 2014 served as a Trustee of the Barrington Hills (IL) Police Pension Fund. Mr. White is also a former director and President of the International Food and Agribusiness Management Association.

Mr. White holds a B.A. in History (Highest Honors) from California Polytechnic State University, San Luis Obispo and an M.B.A. in Finance and Multinational Enterprise from the Wharton Graduate School of Business at the University of Pennsylvania.

Mr. White’s extensive leadership and industry experience, among other factors, led the Board to determine that he should serve as a director.

Age: 72 Director since: 2015 Committees: Audit Compensation (Chair) Nominating and Corporate Governance (Chair)

LSB Industries, Inc. Proxy Statement 19

Proposal 2
Approval of the LSB Industries, Inc. 2025 Long-Term Incentive Plan

The Board is seeking the approval of our stockholders of a new LSB Industries, Inc. 2025 Long-Term Incentive Plan (the “2025 LTIP”), which was adopted by the Board on April 9, 2025, subject to stockholder approval to be effective as of the date the 2025 LTIP is approved by our stockholders (the “Effective Date”). The 2025 LTIP replaces and supersedes the LSB Industries, Inc. 2016 Long Term Incentive Plan, as amended and restated on March 4, 2021 (the “2016 LTIP”) in its entirety. The 2016 LTIP will terminate on the Effective Date, and no future awards may be granted thereunder after the Effective Date, provided that the 2016 LTIP will continue to apply to awards granted under the 2016 LTIP prior to the Effective Date. We believe that the adoption and establishment of the 2025 LTIP is important in attracting and retaining the services of key employees, key contractors, and outside directors of the Company and our subsidiaries in a competitive labor market, which is essential to our long-term growth and success. It is the judgment of our Board that the 2025 LTIP is in the best interests of the Company and its stockholders.

The Board recommends that the stockholders vote “FOR” the approval of the 2025 LTIP.

A copy of the 2025 LTIP is included as Appendix A to this Proxy Statement. Below is a summary of certain key provisions of the 2025 LTIP, which is qualified in its entirety by reference to the full text of the 2025 LTIP.

Description of the 2025 LTIP

Purpose. The purpose of the 2025 LTIP is to enable us to remain competitive and innovative in our ability to attract and retain the services of key employees, key contractors, and outside directors. The 2025 LTIP provides for the granting of incentive stock options (“ISOs”), nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, which may be granted singly, in combination, or in tandem, and which may be paid in cash or shares of our common stock. The 2025 LTIP is expected to provide flexibility to our compensation methods in order to adapt the compensation of key employees, key contractors, and outside directors to a changing business environment, after giving due consideration to competitive conditions and the impact of applicable tax laws.

Effective Date and Expiration. The 2025 LTIP was originally approved by our Board on April 9, 2025, subject to stockholder approval. The Effective Date will occur upon approval by our stockholders, and the 2025 LTIP will terminate on the 10th anniversary of the Effective Date, unless sooner terminated by our Board. No award may be made under the 2025 LTIP after its termination date, but awards made prior to the termination date may extend beyond that date.

Share Authorization. Subject to certain adjustments and to increase by any shares subject to Prior Plan Awards (defined below) that are eligible for reuse, the number of shares of our common stock that are reserved for issuance pursuant to awards under the 2025 LTIP is four million (4,000,000) shares, of which 100% may be delivered pursuant to ISOs. “Prior Plan Awards” means any awards under the Prior Plans (defined below) that are outstanding immediately prior to the Effective Date. “Prior Plans” means the 2016 LTIP and the LSB Industries, Inc. 2008 Incentive Stock Plan, as amended effective June 5, 2014. Any awards outstanding under any Prior Plan as of the Effective Date will continue to be governed by the terms and conditions of such Prior Plan and the applicable award agreement.

If an award under the Prior Plans, on or after the Effective Date, lapses, expires, terminates, or is cancelled prior to the issuance of shares thereunder or if shares of common stock are issued under the Prior Plans to a participant and thereafter reacquired by us, such shares will be available for issuance under the 2025 LTIP. Notwithstanding the foregoing, the following shares of common stock will not be treated as having been issued under the Prior Plans and will be available for issuance under the 2025 LTIP: (i) shares tendered by a participant

LSB Industries, Inc. Proxy Statement 20

or retained by us as a full or partial payment for the purchase of a Prior Plan award to satisfy tax withholding obligations; (ii) shares covered by a Prior Plan award settled in cash and (iii) the number of shares subject to a Prior Plans award that is a stock appreciation right in excess of the number of shares that are delivered to the participant upon exercise of such award. Additionally, the number of shares available under the Prior Plans will not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares or credited as additional restricted stock or restricted stock units.

Shares to be issued may be made available from authorized but unissued shares of our common stock, shares held by us in our treasury, or shares purchased by us on the open market or otherwise. During the term of the 2025 LTIP, we will at all times reserve and keep enough shares available to satisfy the requirements of the 2025 LTIP. If an award under the 2025 LTIP is cancelled, forfeited, or expires, in whole or in part, the shares subject to such forfeited, expired, or cancelled award may again be awarded under the 2025 LTIP. Notwithstanding the foregoing, (i) the number of shares of common stock tendered or withheld in payment of any option price or stock appreciation right price of an award or taxes relating to an award, (ii) shares of common stock that were subject to a stock option or stock appreciation right but were not issued or delivered as a result of the net settlement or net exercise of such stock option or stock appreciation right, and (iii) shares of common stock repurchased on the open market with the proceeds of a stock option’s option price, will not, in each case, be available for awards under the 2025 LTIP. Awards that may be satisfied either by the issuance of common stock or by cash or other consideration will be counted against the maximum number of shares that may be issued under the 2025 LTIP only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares. An award will not reduce the number of shares that may be issued pursuant to the 2025 LTIP if the settlement of the award will not require the issuance of shares, as, for example, a stock appreciation right that can be satisfied only by the payment of cash. Shares forfeited back to us and shares cancelled on account of termination, expiration, or lapse of an award will again be available for grant as ISOs under the 2025 LTIP, but will not increase the maximum number of shares described above as the maximum number of shares that may be delivered pursuant to ISOs.

Limitation on Outside Director Awards. Outside directors may not be granted awards under the 2025 LTIP in any calendar year that exceed $500,000 in the aggregate (with the fair market value of any equity awards determined as of the date of grant), other than a one-time award granted to a newly appointed or elected outside director not to exceed an additional $500,000 in the aggregate (with the fair market value of any equity awards determined as of the date of grant).

Administration. The 2025 LTIP is administered by the Compensation Committee. At any time if there is no Compensation Committee to administer the 2025 LTIP, any reference to the Compensation Committee is a reference to the Board. The Compensation Committee will determine the persons to whom awards are to be made; determine the type, size, and terms of awards; interpret the 2025 LTIP; establish and revise rules and regulations relating to the 2025 LTIP and sub-plans (including sub-plans for awards made to participants, if any, who are not residents of the United States); establish performance goals for awards and certify the extent of their achievement; and make any other determinations that it believes necessary for the administration of the 2025 LTIP. The Compensation Committee may delegate certain duties to one or more of our officers as provided in the 2025 LTIP.

Eligibility. Employees (including any employee who is also a director or an officer), contractors and outside directors of us or our subsidiaries whose judgment, initiative, and efforts contributed to or may be expected to contribute to our successful performance are eligible to participate in the 2025 LTIP. As of the Record Date, we had 587 employees and eight non-employee directors who would be eligible for awards under the 2025 LTIP. The number of contractors eligible for awards under the 2025 LTIP is not readily determinable, as the number of contractors who provide services to us fluctuates from time to time.

Stock Options. The Compensation Committee may grant either ISOs qualifying under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) or nonqualified stock options, provided that only employees of us and our subsidiaries (excluding subsidiaries that are not corporations) are eligible to receive ISOs. Stock options may not be granted with an option price less than 100% of the fair market value of a share of common stock on the date the stock option is granted. If an ISO is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or any parent or subsidiary), the option price will be at least 110% of the fair market value of a share of common stock on the date of grant. The Compensation Committee will determine the terms of each stock option at the time of grant, including, without

LSB Industries, Inc. Proxy Statement 21

limitation, the methods by or forms in which shares will be delivered to participants. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the Compensation Committee, except that the Compensation Committee may not grant stock options with a term exceeding 10 years or, in the case of an ISO granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or any parent or subsidiary), a term exceeding five years.

Recipients of stock options may pay the option price (i) in cash, check, bank draft, or money order payable to the order of the Company; (ii) by delivering to us shares of common stock (including restricted stock) already owned by the participant having a fair market value equal to the aggregate option price; (iii) by delivering to us or our designated agent an executed irrevocable option exercise form together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to us, to sell certain of the shares purchased upon the exercise of the option and to deliver to us the amount of sale or loan proceeds necessary to pay the purchase price; (iv) by requesting that we reduce the number of shares otherwise deliverable upon exercise by the number of shares of common stock having a fair market value equal to the aggregate option price; and (v) by any other form of valid consideration that is acceptable to the Compensation Committee in its sole discretion.

Stock Appreciation Rights. The Compensation Committee is authorized to grant stock appreciation rights (“SARs“) as a stand-alone award, or freestanding SARs, or in conjunction with options granted under the 2025 LTIP, or tandem SARs. SARs entitle a participant to receive an amount equal to the excess of the fair market value of a share of common stock on the date of exercise over the fair market value of a share of our common stock on the date of grant. The grant price of a SAR cannot be less than 100% of the fair market value of a share of our common stock on the date of grant. The Compensation Committee will determine the terms of each SAR at the time of the grant, including, without limitation, the methods by or forms in which shares will be delivered to participants. The maximum term of each SAR, the times at which each SAR will be exercisable, and provisions requiring forfeiture of unexercised SARs at or following termination of employment or service generally are fixed by the Compensation Committee, except that no freestanding SAR may have a term exceeding 10 years and no tandem SAR may have a term exceeding the term of the option granted in conjunction with the tandem SAR. Distributions to the recipient may be made in common stock, cash, or a combination of both as determined by the Compensation Committee.

Restricted Stock and Restricted Stock Units. The Compensation Committee is authorized to grant restricted stock and restricted stock units. Restricted stock consists of shares of our common stock that may not be sold, assigned, transferred, pledged, hypothecated, encumbered, or otherwise disposed of, and that may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period as specified by the Compensation Committee. Restricted stock units are the right to receive shares of common stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Compensation Committee, which include a substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. The Compensation Committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units will be made; the number of shares or units to be granted; the price to be paid, if any; the time or times within which the shares covered by such grants will be subject to forfeiture; the time or times at which the restrictions will terminate; and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with us, the passage of time, or other restrictions or conditions. Except as otherwise provided in the 2025 LTIP or the applicable award agreement, a participant will have, with respect to shares of restricted stock, all of the rights of a stockholder of the Company holding the class of common stock that is the subject of the restricted stock, including, if applicable, the right to vote the common stock and the right to receive any dividends thereon.

Dividend Equivalent Rights. The Compensation Committee is authorized to grant a dividend equivalent right to any participant, either as a component of another award or as a separate award, conferring on the participant the right to receive credits based on the cash dividends that would have been paid on the shares of common stock specified in the award as if such shares were held by the participant. The terms and conditions of the dividend equivalent right will be specified by the grant. Dividend equivalents credited to the holder of a dividend equivalent right may be paid currently or may be deemed to be reinvested in additional shares. Any such reinvestment will be at the fair market value at the time thereof. A dividend equivalent right may be settled in cash, shares, or a combination thereof.

LSB Industries, Inc. Proxy Statement 22

Performance Awards. The Compensation Committee may grant performance awards payable in cash, shares of common stock, other consideration, or a combination thereof at the end of a specified performance period. Payment will be contingent upon achieving pre-established performance goals (as discussed below) by the end of the performance period. The Compensation Committee will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made, so long as such provisions are not inconsistent with the terms of the 2025 LTIP, and to the extent an award is subject to Section 409A of the Code, are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or guidance issued thereunder. In certain circumstances, the Compensation Committee may, in its discretion, determine that the amount payable with respect to certain performance awards will be reduced from the amount of any potential awards, if the Compensation Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in our business, operations, corporate structure, or for other reasons that the Compensation Committee deemed satisfactory, in which case, the Compensation Committee may modify the performance measures or objectives and/or the performance period as the Compensation Committee deems appropriate in its sole discretion.

Performance Goals. Awards under the 2025 LTIP may be made subject to the attainment of performance goals. Any performance goals may be used to measure our performance as a whole or any of our business units and may be measured relative to a peer group or index. Any performance goal may include or exclude (i) events that are of an unusual nature or indicate infrequency of occurrence; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting regulations or laws; (iv) the effect of a merger or acquisition, as identified in our quarterly and annual earnings releases; or (v) other similar occurrences. In all other respects, performance goals will be calculated in accordance with our financial statements, under generally accepted accounting principles, or under a methodology established by the Compensation Committee prior to the issuance of an award, which is consistently applied and identified in the Company’s audited financial statements, including in footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report or proxy statement.

Other Awards. The Compensation Committee may grant other forms of awards, based upon, payable in, or that otherwise relate to, in whole or in part, shares of common stock, if the Compensation Committee determines that such other form of award is consistent with the purpose and restrictions of the 2025 LTIP. The terms and conditions of such other form of award will be specified by the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.

No Repricing of Stock Options or SARs. The Compensation Committee may not, without the approval of the Company’s stockholders, “reprice” any stock option or SAR. For purposes of the 2025 LTIP, “reprice” means any of the following or any other action that has the same effect: (i) amending a stock option or SAR to reduce its exercise price or base price; (ii) canceling a stock option or SAR at a time when its exercise price or base price exceeds the fair market value of a share of common stock in exchange for cash or a stock option, SAR, award of restricted stock or other equity award; or (iii) taking any other action that is treated as a repricing under generally accepted accounting principles; provided that nothing will prevent the Compensation Committee from (x) making adjustments to awards upon changes in capitalization; (y) exchanging or cancelling awards upon a merger, consolidation, or recapitalization; or (z) substituting awards for awards granted by other entities, to the extent permitted by the 2025 LTIP.

Vesting, Forfeiture, Recoupment and Assignment. The Compensation Committee, in its sole discretion, may determine that an award will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the 2025 LTIP. If the Compensation Committee imposes conditions upon vesting, then, except as otherwise provided below, subsequent to the date of grant, the Compensation Committee may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested.

The Compensation Committee may impose on any award at the time of grant or thereafter, such additional terms and conditions as the Compensation Committee determines, including terms requiring forfeiture of awards in the event of a participant’s termination of service. The Compensation Committee will specify the circumstances on which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of awards. Except as otherwise determined by the Compensation

LSB Industries, Inc. Proxy Statement 23

Committee, restricted stock will be forfeited upon a participant’s termination of employment or service during the applicable restriction period. In addition, we may recoup all or any portion of any shares or cash paid to a participant in connection with any award in the event of a restatement of our financial statements as set forth in our Recoupment Policy, as such policy may be approved or modified by our Board from time to time.

Awards granted under the 2025 LTIP generally are not assignable or transferable except by will or by the laws of descent and distribution, except that the Compensation Committee may, in its discretion and pursuant to the terms of an award agreement, permit transfers of awards to (i) the spouse (or former spouse), children, or grandchildren of the participant (“Immediate Family Members”); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership in which the only partners are (x) such Immediate Family Members, and/or (y) entities which are controlled by Immediate Family Members; (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision; or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision; provided that (x) there will be no consideration for any such transfer, (y) the applicable award agreement pursuant to which such award is granted must be approved by the Compensation Committee and must expressly provide for such transferability, and (z) subsequent transfers of transferred awards will be prohibited except those by will or the laws of descent and distribution.

Adjustments Upon Changes in Capitalization. In the event that any dividend or other distribution, recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of shares of common stock or other securities of the Company, issuance of warrants or other rights to purchase shares of common stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an award, then the Compensation Committee will adjust any or all of the following so that the fair value of the award immediately after the transaction or event is equal to the fair value of the award immediately prior to the transaction or event: (i) the number of shares and type of common stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of common stock (or other securities or property) subject to outstanding awards; (iii) the option price of each outstanding award; (iv) the amount, if any, we pay for forfeited shares in accordance with the terms of the 2025 LTIP; and (v) the number of or exercise price of shares then subject to outstanding SARs previously granted and unexercised under the 2025 LTIP, to the end that the same proportion of our issued and outstanding shares of common stock in each instance will remain subject to exercise at the same aggregate exercise price; provided, that the number of shares of common stock (or other securities or property) subject to any award will always be a whole number. No adjustment will be made or authorized to the extent that such adjustment would cause the 2025 LTIP or any stock option to violate Section 422 of the Code or Section 409A of the Code. All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which we are subject.

Amendment or Discontinuance of the 2025 LTIP. The Board may, at any time and from time to time, without the consent of participants, alter, amend, revise, suspend, or discontinue the 2025 LTIP in whole or in part; provided, that (i) no amendment that requires stockholder approval in order for the 2025 LTIP and any awards under the 2025 LTIP to continue to comply with Sections 421 and 422 of the Code (including any successors to such sections, or other applicable law) or any applicable requirements of any securities exchange or inter-dealer quotation system on which our stock is listed or traded, will be effective unless such amendment is approved by the requisite vote of our stockholders entitled to vote on the amendment; and (ii) unless required by law, no action by the Board regarding amendment or discontinuance of the 2025 LTIP may adversely affect any rights of any participants or obligations of us to any participants with respect to any outstanding awards under the 2025 LTIP without the consent of the affected participant.

U.S. Federal Income Tax Consequences

The following is a brief summary of certain U.S. federal income tax consequences relating to the 2025 LTIP. This summary does not purport to address all aspects of U.S. federal income taxation and does not describe state, local, or foreign tax consequences. This discussion is based upon provisions of the Code and the Treasury Regulations issued thereunder, and judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

LSB Industries, Inc. Proxy Statement 24

Law Affecting Deferred Compensation. In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the underpayment rate plus 1% and a 20% penalty tax. Certain performance awards, stock options, SARs, restricted stock units, and certain types of restricted stock are subject to Section 409A of the Code.

Incentive Stock Options. A participant will not recognize income at the time an ISO is granted. When a participant exercises an ISO, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which the participant’s ISOs are exercisable for the first time during any year exceeds $100,000, the ISOs for the shares over $100,000 will be treated as nonqualified stock options, and not ISOs, for U.S. federal tax purposes, and the participant will recognize income as if the ISOs were nonqualified stock options. In addition to the foregoing, if the fair market value of the shares received upon exercise of an ISO exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the U.S. federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

The tax treatment of any shares acquired by exercise of an ISO will depend upon whether the participant disposes of his or her shares prior to the later of: (i) two years after the date the ISO was granted or (ii) one year after the shares were transferred to the participant upon exercise of the ISO (referred to as the “Holding Period”). If a participant disposes of shares acquired by exercise of an ISO after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as a short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares. If the participant disposes of shares acquired by exercise of an ISO prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the ISO’s exercise price and the fair market value of the shares at the time of exercise will be treated as ordinary income for the tax year in which the “disqualifying disposition” occurs. The participant’s basis in the shares will be increased by an amount equal to the amount treated as ordinary income due to such “disqualifying disposition.” In addition, the amount received in such “disqualifying disposition” over the participant’s increased basis in the shares will be treated as capital gain. However, if the price received for shares acquired by exercise of an ISO is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the “disqualifying disposition” over the basis of the shares.

Nonqualified Stock Options. A participant generally will not recognize income at the time a nonqualified stock option is granted. When a participant exercises a nonqualified stock option, the difference between the option price and any higher market value of the shares of common stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for the shares acquired under a nonqualified stock option will be equal to the option price paid for such shares, plus any amounts included in the participant’s income as compensation. When a participant disposes of shares acquired by exercise of a nonqualified stock option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares.

Special Rule if Option Price is Paid in Shares. If a participant pays the option price of a nonqualified stock option with previously-owned shares of our common stock and the transaction is not a disqualifying disposition of shares previously acquired under an ISO, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these shares received will be equal to the participant’s tax basis and holding period for the shares surrendered. The shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value. The participant’s tax basis in these shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

LSB Industries, Inc. Proxy Statement 25

If the use of previously acquired shares to pay the exercise price of a nonqualified stock option constitutes a disqualifying disposition of shares previously acquired under an ISO, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired on exercise of the ISO, over the aggregate option price paid for such shares. As discussed above, a disqualifying disposition of shares previously acquired under an ISO occurs when the participant disposes of such shares before the end of the Holding Period. The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock. A participant who receives restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares granted as restricted stock at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares. However, a participant who receives restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the shares to recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, of such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to such shares. At the time of sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending on the holding period. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income, plus the purchase price paid by the participant, if any, for such shares.

Stock Appreciation Rights. Generally, a participant who receives a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code. If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If a recipient receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the grant price, if any, will be taxed as ordinary income to the employee at the time it is received. In general, there will be no federal income tax deduction allowed to us upon the grant or termination of SARs. However, upon the exercise of a SAR, we will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.

Other Awards. In the case of an award of restricted stock units, performance awards, dividend equivalent rights, or other stock or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code. In that taxable year, we will receive a federal income tax deduction in an amount equal to the ordinary income that the participant has recognized.

Federal Tax Withholding. Any ordinary income realized by a participant upon the exercise of an award under the 2025 LTIP is subject to withholding of U.S. federal, state, and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act. To satisfy our federal income tax withholding requirements, we will have the right to require that, as a condition to delivery of any certificate for shares of common stock or the registration of the shares in the participant’s name, the participant remit to us an amount sufficient to satisfy the withholding requirements. Alternatively, we may withhold a portion of the shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations or may, if we consent, accept delivery of shares (that the participant has not acquired from us within six months prior to the date of exercise) with an aggregate fair market value that equals or exceeds the required tax withholding payment. Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the shares. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by us to employees by January 31 of the succeeding year. Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to Us. To the extent that a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction provided that, among other things, the income

LSB Industries, Inc. Proxy Statement 26

meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

Million Dollar Deduction Limit and Other Tax Matters. We may not deduct compensation of more than $1,000,000 that is paid to “covered employees” (as defined in Section 162(m) of the Code), which include (i) an individual (or, in certain circumstances, his or her beneficiaries) who, at any time during the taxable year, is either our principal executive officer or principal financial officer; (ii) an individual who is among our three highest compensated officers for the taxable year (other than an individual who was either our principal executive officer or principal financial officer at any time during the taxable year); or (iii) anyone who was a covered employee for purposes of Section 162(m) of the Code for any tax year beginning on or after January 1, 2018. This limitation on deductions (x) only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities) and (z) may not apply to certain types of compensation, such as qualified performance-based compensation that is payable pursuant to a written, binding contract that was in effect as of November 2, 2018, so long as the contract is not materially modified after that date.

If an individual’s rights under the 2025 LTIP are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income tax) payable by the individual on the value of such accelerated rights, and (ii) the loss by us of a compensation deduction.

Interest of Directors and Executive Officers

All members of our Board and all of our executive officers are eligible for awards under the 2025 LTIP and, thus, have a personal interest in the approval of the 2025 LTIP.

New Plan Benefits

We cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the 2025 LTIP because the grant of awards and the terms of such awards are to be determined in the sole discretion of the Compensation Committee.

The fair market value of our common stock is $5.44 per share based on the closing price of our common stock on April 9, 2025.

Equity Compensation Plan Information (as of April 7, 2025)

As of April 7, 2025, the following were outstanding under the 2016 LTIP (there are no effective grants under any other plans):

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1,291,417 unvested RSUs;
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683,437 unvested PSUs (assuming target performance);
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There are no outstanding appreciation awards or option grants;
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298,681 shares remaining available for grant under the 2016 LTIP

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE LSB INDUSTRIES, INC. 2025 LONG-TERM INCENTIVE PLAN

Proposal 3

LSB Industries, Inc. Proxy Statement 27

Ratification of the Appointment of Ernst & Young LLP as the Independent Registered Public Accounting Firm for 2025

The Audit Committee has appointed the firm of Ernst & Young LLP ("E&Y") as its independent registered public accounting firm for 2025.We are asking our stockholders to ratify this appointment.

E&Y has served as our auditor since 1968. If the stockholders do not ratify the appointment of E&Y, the Audit Committee will reconsider the appointment and may or may not consider the appointment of another independent registered public accounting firm for the Company for 2025 or future years.

Consistent with past practices, it is expected that one or more representatives of E&Y will attend the Annual Meeting and will be available to respond to appropriate questions or make a statement should they desire to do so.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2025

LSB Industries, Inc. Proxy Statement 28

Proposal 4
Advisory Vote to Approve Named Executive Officer Compensation

We are asking our stockholders to approve the following advisory resolution related to the compensation of the Company’s named executive officers ("NEOs") commonly known as a "say-on-pay" proposal:

RESOLVED, that the stockholders approve, on a non-binding advisory basis, the compensation of the NEOs for the fiscal year ended December 31, 2024, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables, and the related narrative discussion in this Proxy Statement.

Our stockholders’ opinions are important to us, and we hold this advisory vote annually in order to get a better understanding of their views on the compensation of our NEOs and its alignment with stockholder interests. The Board and the Compensation and Talent Management Committee, which is composed of independent directors, will review and take into account the outcome of this vote when considering future executive compensation decisions.

Stockholders are encouraged to read the Compensation Discussion and Analysis, the accompanying compensation tables, and the narrative disclosure related to executive compensation disclosure in this Proxy Statement, which provide information about our compensation policies and the compensation of our NEOs. Stockholders should note that, because the advisory vote on executive compensation occurs well after the beginning of the compensation year, and because the different elements of our executive compensation program are designed to operate in an integrated manner and to complement one another, it may not be appropriate or feasible to change our executive compensation program in consideration of any one year’s advisory vote on executive compensation by the time of the following year’s annual meeting of stockholders.

The Board intends to hold this vote annually, and the next advisory vote to approve NEO compensation will occur in 2026.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL, ON AN ADVISORY BASIS, OF THE RESOLUTION TO APPROVE THE COMPANY’S NAMED EXECUTIVE OFFICER COMPENSATION

LSB Industries, Inc. Proxy Statement 29

Corporate Governance

Corporate Governance Highlights

The Board is committed to continually improving its corporate governance processes, practices and procedures. Our governance policies and structures are designed to promote the Board’s thoughtful oversight of the Company’s business decisions and ensure intelligent risk-taking, with the goal of furthering our long-term strategic goal of becoming a best-in-class chemical producer. Highlights include:

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A diverse Board with the appropriate mix of skills, experience and perspective;
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The appointment of a lead independent director;
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Nine of our 10 directors are independent under NYSE listing standards, with Mr. Behrman, our Chairman and CEO as the only non-independent director. While Mr. Behrman is not deemed independent, we believe his interests are aligned with the Company’s as a result of his significant ownership interest in the Company;
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All Board committees are fully independent;
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Policy limiting the number of public company boards on which directors may serve;
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A portion of all executives’ annual compensation is tied to the achievement of environmental and safety metrics, reflecting the importance of our employees and their safety to the Company;
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Minimum share ownership requirements for executive officers;
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Minimum share ownership guidelines for directors;
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Anti-Hedging of Company Securities Policy;
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A global Anti-Bribery and Corruption Policy; and
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Stockholder ratification of the selection of external audit firm.

Corporate Responsibility

Overview

As a public company and as a member of the communities where we live and work, it is our obligation to maximize long-term value of the Company for all our stakeholders, including our employees, customers, stockholders, the communities where we operate and the environment. We do this by focusing on safety throughout the Company, on efficiently operating our business and on actively implementing efficient capital management strategies. As we work to achieve success in these endeavors, we are constantly mindful of our responsibility as an organization to be a good corporate citizen. In every facet of operating our company, our decisions are guided by our Core Values, which are intended to lead us toward minimizing any negative impacts our operations may have on the aspects of our society and environment that we come in contact with, while also diligently seeking ways to improve society and the environment.

We are committed to being a leader in the production of low and no carbon products that build, feed and power the world. LSB is dedicated to building a culture of excellence in customer experiences as we deliver essential products across the agricultural and industrial end markets and, in the future, the energy markets. Building culture is not simply a priority or an initiative. Our efforts to develop and grow our culture are continuous, never-ending and are aimed at delivering impactful outcomes throughout our organization.

Risk Management and Strategy

We recognize the importance of developing, implementing, and maintaining robust cybersecurity measures to maintain the security, confidentiality, integrity, and availability of our business systems and commercially sensitive or confidential information. Our business depends on the proper functioning and availability of our information technology platform, including communications and data processing systems. We are also required to effect electronic transmissions with third parties including clients, vendors and others with whom we do

LSB Industries, Inc. Proxy Statement 30

business, and with our Board. We recognize that, as we continue to increase our dependence on information technologies to conduct our operations, the risks associated with cybersecurity also increase.

LSB utilizes an enterprise-wide risk management process to identify, assess and manage risks faced by our organization. The Company’s Enterprise Risk Management Committee ("ERM Committee") is designated with the responsibility to direct our risk management program and to execute our risk management strategy, including cyber and technology risk. The ERM Committee is the management-entity designated by the Chief Executive Officer with the responsibility to direct and execute our risk governance and strategy, including cyber risk. This ERM Committee is composed of each of the Company’s Executive and Senior Vice Presidents. Our Senior Vice President and Treasurer chairs the ERM Committee. To protect our information systems and operations from risks and to execute our cyber strategy, we use various security processes and technology tools that help identify, investigate, assess, prevent, and resolve potential vulnerabilities and security incidents in a timely manner. These include, but are not limited to, detection, monitoring and reporting tools. Our team uses widely adopted methods and models to identify, prioritize and manage cyber and technology risks and develop related information security controls and safeguards. In partnership with third-party advisors and consultants, we conduct regular reviews and tests of our program and leverage audits, penetration and vulnerability testing, cyber risk tabletops and security awareness trainings, and other cyber exercises to evaluate the effectiveness of our program and improve our security measures. Our information security policies are designed to address current applicable legal requirements and to align with recognized frameworks for cyber risk management. These standards cover physical, administrative, and technical controls and address a wide range of current cyber threats. These policies and standards are reviewed and updated on a regular basis in order to respond to the constantly changing threat landscape.

Governance of Cybersecurity Matters

Our Board considers cybersecurity to be a business risk and oversees enterprise-wide risks through the Audit Committee. The Audit Committee is designated by the Board with the responsibility for monitoring and reporting on management’s cybersecurity and risk management processes. The Vice President for Information Technology ("IT") leads the information security program, manages cyber governance and incident management. The Vice President of IT and the Director of Infrastructure and Security have over 45 years of combined information technology experience and over a decade of cybersecurity experience. The ERM Committee and Vice President of IT assess cyber risk and provide recommendations for management. The Chair of the ERM Committee and the Vice President for IT brief the Audit Committee regularly. These updates include an overview of cyber risk management activities, cyber threats, and key information security processes and mitigation efforts. The Chair of the Audit Committee provides regular reports to the Board on critical cyber risk and security topics presented to the Audit Committee by management.

Incident Management

We have implemented security procedures and measures in order to protect our information from being vulnerable to theft, loss, damage or interruption from a number of potential sources or events. LSB maintains and tests an incident response plan that outlines steps for the containment, investigation of, response to and recovery from cyber events. The plan also includes information pertaining to roles, responsibilities, and reporting process. This plan is a part of our formal, enterprise-wide crisis management process, which outlines a communication plan with executive leadership as well as guidelines for communication with the Board. Although we make efforts to maintain the security and integrity of our information systems and technology operations, these systems are subject to the cyber risk of incident or disruption, and there can be no assurance that our security safeguards, and those of our third-party providers, will prevent incidents to our or our third-party providers’ systems that could adversely affect our business. For a discussion of these risks, see "Item 1A. Risk Factors—Risks Relating to our Business" of our Annual Report on Form 10-K for the year ended December 31, 2024.

Board Oversight of ESG

Our Board is engaged in overseeing our business strategies and related risks and opportunities. This includes Environmental, Social and Governance ("ESG") topics. The committees of the Board facilitate oversight of issues that impact many areas of our business, and the Board and various committees continue to review the manner

LSB Industries, Inc. Proxy Statement 31

in which oversight of ESG topics is exercised. Committees report to the full Board on key issues. Examples of ESG oversight include:

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The Audit Committee has primary oversight over capital investment including alignment with our ESG objectives;
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The Compensation and Talent Management Committee has primary oversight over human capital management; and
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The Nominating Committee has primary oversight over the Company’s practices and positions to advance our corporate citizenship, including environmental, sustainability and corporate social responsibility initiatives.

Board Diversity

We believe that having a mix of directors on the Board who are from varied backgrounds and who bring a diverse range of perspectives and insights, foster enhanced decision-making, promote better corporate governance and build Board capability.

Our belief is reflected in our Corporate Governance Guidelines, which recognize that only highly qualified candidates with the right personal qualities (such as leadership skills, integrity, time and commitment), core business skills and industry experience will be considered as Board members. While the qualifications of each individual director are paramount, diversity criteria relating to the director’s age, tenure, geographic location, education, gender and ethnicity must also be given due consideration. Our Corporate Governance Guidelines include diversity criteria to formally acknowledge the Company’s goal to include women and minority candidates in its director search process. Our Corporate Governance Guidelines are available for review at www.lsbindustries.com/investors.

Executive Diversity

We believe that a diverse workplace culture drives enhanced decision-making and can influence employee attraction and retention, as well as customer satisfaction. Diversity in our business creates long-term value by aligning LSB’s business perspectives with an increasingly diverse customer base, building the capability to operate in our markets and enabling the Company to recruit from a larger talent pool. Within our senior executive leadership team, as is the case within the Company as a whole, the level of representation from diverse groups is a criterion that we give due consideration when identifying candidates.

Meetings of the Board

Our Board held six meetings in 2024. Like many companies, we moved to a blend of in person and virtual meetings. We have found the virtual meeting format works well and we will continue to review the right mix of in-person and virtual meetings going forward. All directors attended 100% of the combined total of the meetings held by the Board and the meetings held by all committees of the Board on which each director served during 2024. All then-serving members of the Board attended the annual meeting of stockholders in 2024. Our Corporate Governance Guidelines provide that our directors are expected to attend our annual meetings of stockholders, but we do not have a formal policy requiring them to do so.

Board Leadership Structure

Our Chief Executive Officer, Mr. Behrman, also serves as the Chairman of the Board. The Board believes that Mr. Behrman’s experience and in-depth knowledge about the Company and our industry make him best suited to effectively assess the opportunities and challenges facing the Company and our business. At this time, the Board believes that this leadership structure promotes decisive leadership, fosters clear accountability and enhances our ability to communicate our strategy clearly and consistently to our stockholders, employees and customers.

Our Corporate Governance Guidelines provide that if the Chairman of the Board is not an independent director, the independent members of the Board will select an independent director to serve as the lead independent director.

LSB Industries, Inc. Proxy Statement 32

Mr. White has served as the lead independent director of the Board since 2024. The Board has determined that, at least annually, the Board shall elect a lead independent director by and from the independent Board members to serve for a minimum of one year with responsibilities to include:

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presiding at meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors;
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serving as a liaison between the Chairman and the independent directors;
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assuring that there is sufficient time for discussion of all meeting agenda items;
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organizing and leading the Board's evaluation of the CEO;
•
being responsible for leading the Board's annual self-assessment;
•
having the authority to call meetings of the independent directors; and
•
if requested by major stockholders, ensuring that he/she is available for consultation and direct communication

Committees of the Board of Directors and Committee Charters

The Board has three separately designated active standing committees: a Nominating and Corporate Governance Committee, an Audit Committee, and a Compensation and Talent Management Committee. The Board has adopted written charters for each of these committees. The Board has determined that all members of these committees are independent directors and satisfy the Securities and Exchange Commission ("SEC") and NYSE requirements for independence. A current copy of the charters of the aforementioned committees along with our corporate governance guidelines are available on our website at www.lsbindustries.com and are also available from the Company upon request to our Corporate Secretary. The following sets forth the current members of each committee and current Board class expiration year:

Name	Class	Age	Director Since	Audit	Nominating and Corporate Governance	Compensation

Mark T. Behrman	2025	62	2018
Riccardo Bertocco	2025	57	2025
Jonathan S. Bobb	2025	49	2015	X		X
Richard Sanders, Jr.(1)	2025	68	2014	X	X
Steven L. Packebush	2026	60	2020	X	X
Diana M. Peninger	2026	60	2020	X		X
Lynn F. White	2026	72	2015	X	Chair	Chair
Barry H. Golsen	2027	74	1981	X	X
Kanna Kitamura	2027	52	2018		X	X
John D. Chandler	2027	55	2024	Chair
(1)
On April 9, 2025, Mr. Sanders notified the Board of his decision to not stand for reelection to the Board at the Annual Meeting. As a result, his term as a director will end at the Annual Meeting.

Director Statistics

Gender Diversity	Racial Diversity	Average Age	Independence	Average Tenure
20%	10%	61	90%	9.1

LSB Industries, Inc. Proxy Statement 33

Nominating and Corporate Governance Committee

The Nominating Committee consists entirely of independent directors who were appointed by the Board to serve until their successors are appointed and qualified. The Board determined that each member of the Nominating Committee is independent in accordance with the listing standards of the NYSE. During 2024, the Nominating Committee held three meetings.

The Nominating Committee is primarily responsible for:

•
Developing and recommending to the Board appropriate corporate governance principles and practices and assisting the Board in implementing those practices;
•
Developing criteria for, and identifying individuals qualified to become, members of the Board and recommending to the Board nominees for election at the annual meetings of stockholders or for appointment to fill vacancies; and
•
Overseeing and making recommendations to the Board with respect to the management of the Company’s strategy, initiatives, risks, opportunities and reporting on material ESG matters, to the extent not otherwise overseen by another Board committee.

The Nominating Committee periodically assesses the skills and experience needed for the Board to properly direct the business and affairs of the Company. The Nominating Committee seeks Board candidates possessing the following qualities:

•
Diverse mix of skills and experience, including business leadership, financial expertise, corporate governance, industry expertise, and legal and risk management;
•
Proven leadership, sound judgment and a commitment to the success of the Company; and
•
Independence, financial literacy, personal and professional experience considering the needs of the Company.

The Nominating Committee evaluates the skills, qualifications, experience and expertise of candidates to determine director nominees. For incumbent directors, the factors also include past performance on the Board and contributions to their respective committees.

The Nominating Committee is also responsible for:

•
Advising the Board about the appropriate composition of the Board and its committees, including recommendations related to the Board’s leadership structure and the designation of individuals to serve as Chairman of the Board and lead independent director (if any); and
•
Leading the evaluation of the Board through an annual review of the performance of the Board and its committees.

The Nominating Committee considers the qualifications of director candidates recommended by stockholders and evaluates each of them using the same criteria the Nominating Committee uses for incumbent or other candidates identified by the Nominating Committee. Director candidate recommendations by stockholders must be made in compliance with the procedures set forth in our Bylaws by notice in writing delivered or mailed to the Chairman of the Nominating Committee, in care of our Corporate Secretary, LSB Industries, Inc., 3503 NW 63rd Street, Suite 500, Oklahoma City, Oklahoma 73116. Please indicate "Nominating and Corporate Governance Committee" on the envelope.

LSB Industries, Inc. Proxy Statement 34

Audit Committee

The Audit Committee assists the Board in (i) overseeing the accounting, reporting, and financial practices of the Company and its subsidiaries, (ii) preparing the report required by the SEC to be included in the Company’s annual proxy and (iii) providing oversite of the Company’s Enterprise Risk Management program.

In carrying out these purposes, the Audit Committee, among other things, is responsible for:

•
Providing an open means of communication among the independent auditors, financial and senior management, the internal auditors and the Board;
•
Appointing, evaluating and approving the appointment, compensation, retention and oversight of the independent registered public accounting firm;
•
Approving in advance all auditing services and permitted non-audit services to be provided by the independent auditor;
•
Annually considering the qualifications, independence and performance of the independent registered public accounting firm;
•
Reviewing recommendations of the independent registered public accounting firm concerning our accounting principles, internal controls and accounting procedures and practices;
•
Providing oversight of the internal audit function;
•
Reviewing and approving the scope of the annual audit;
•
Providing oversight to the Company’s Enterprise Risk Management Program, including oversight of the Company's Cybersecurity Program;
•
Reviewing and discussing with management and the independent registered public accounting firm the annual audited and quarterly unaudited financial statements;
•
Reviewing legal matters and the Company’s compliance programs and other systems in place designed to ensure that the Company’s financial statements, reports and other financial information satisfy applicable legal, regulatory or NYSE requirements; and
•
Performing such other duties as set forth in the Audit Committee Charter.

During 2024, the Audit Committee held eight meetings.

Audit Committee Financial Expert

In 2024, the Board evaluated the members of the Audit Committee and believes that each member of the Audit Committee is financially literate and that each member has sufficient background and experience to fulfill the duties of the Audit Committee. The Board has determined that Mr. Chandler satisfies the definition of "audit committee financial expert" under the NYSE listing standards and applicable SEC regulations.

LSB Industries, Inc. Proxy Statement 35

Audit Committee Report

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for establishing and maintaining adequate internal controls over financial reporting, including disclosure controls and procedures, and for preparing the Company’s consolidated financial statements.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited consolidated financial statements of the Company and its subsidiaries and management’s report on the Company’s internal control over financial reporting in the 2024 annual report. The Audit Committee also reviews the Company’s quarterly and annual reporting on Forms 10-Q and 10-K prior to filing with the SEC. The Audit Committee’s review process includes discussions of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and estimates and the clarity of disclosures in the financial statements.

The independent registered public accounting firm is responsible for expressing opinions on the conformity of the consolidated financial statements with accounting principles generally accepted in the United States and the effectiveness of the Company’s internal control over financial reporting.

The Audit Committee has discussed with the independent registered public accounting firm the matters that are required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC. In addition, in accordance with the rules of the PCAOB, the Audit Committee has discussed with and has received the written disclosures and letter from the independent registered public accounting firm regarding its independence from management and the Company. The Audit Committee also has considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with maintaining the firm’s independence.

The Audit Committee discussed their overall audit scopes and plans separately with the Company’s internal auditors and independent registered public accounting firm. The Audit Committee meets with the internal auditors and the independent registered public accounting firm, with and without management present, to discuss the results of their audits, evaluations by management and the independent registered public accounting firm of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting. The Audit Committee also meets privately with the Company’s compliance officer. The Audit Committee held eight meetings during 2024.

In reliance on the reviews and discussions referenced above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and filed with the SEC. The Audit Committee also reappointed Ernst & Young LLP as the Company’s independent registered public accounting firm for 2025. Stockholders are being asked to ratify that selection at the 2025 Annual Meeting.

Submitted by the Audit Committee of the Company’s Board of Directors.

John D. Chandler Chair Jonathan S. Bobb Barry H. Golsen Steven L. Packebush Diana M. Peninger Richard S. Sanders, Jr. Lynn F. White

Notwithstanding anything to the contrary set forth in our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate by reference previous or future filings, including this Proxy Statement, in whole or in part, the foregoing report of the Audit Committee and any statements regarding the independence of the Audit Committee members shall not constitute soliciting material and shall not be deemed filed or incorporated by reference into any such filings, except to the extent the Company specifically incorporates this report or any such statements therein.

LSB Industries, Inc. Proxy Statement 36

Fees Paid to Independent Registered Public Accounting Firm

Audit Fees

The aggregate fees billed by E&Y for professional services rendered for the audit of our annual financial statements for the fiscal years ended December 31, 2024 and 2023, for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for those fiscal years, and for review of SEC-related documents for those fiscal years were $1,248,164 and $1,168,550, respectively.

Audit-Related Fees

E&Y billed us $44,970 and $43,450 during 2024 and 2023 respectively, for audit-related services, which included services relating to our benefit plan audits.

Tax Fees

E&Y billed us $91,376 and $145,277 during 2024 and 2023, respectively, for tax services, tax consultations and planning.

All Other Fees

E&Y did not perform or bill for any financial or tax due diligence related services for us during 2024 or 2023.

Engagement of the Independent Registered Public Accounting Firm

The Audit Committee is responsible for approving all engagements with E&Y to perform audit or non-audit services for us prior to us engaging E&Y to provide those services. All of the services outlined under the headings "Audit-Related Fees," "Tax Fees," and "All Other Fees," above were approved by the Audit Committee. The Audit Committee has considered whether E&Y’s provision of the services described above for the fiscal years ended December 31, 2024 and 2023 is compatible with maintaining its independence.

Audit Committee’s Pre-Approval Policies and Procedures

All audit and non-audit services that may be provided to us by our principal accountant, E&Y, require pre-approval by the Audit Committee. The Audit Committee delegates such pre-approval of services to the Chairman of the Audit Committee. The Audit Committee or the Chairman of the Audit Committee evaluates the pre-approval request to determine the appropriateness of the proposed project and proposed fee. Further, E&Y may not provide to us those services specifically prohibited by the SEC.

Oversight of Risk Management

The Board oversees management’s risk management activities, including those relating to credit risk, liquidity risk, cyber risk, and operational risk, through a combination of processes. The Board believes effective risk management enables us to accomplish the following:

•
Timely identification of material risks that the Company encounters, including a regular review of enterprise risks with management;
•
Communication of necessary information with respect to material risks to senior executives and, as appropriate, the Board or relevant committee of the Board;
•
Implementation of appropriate and responsive risk management strategies consistent with the Company’s risk profile; and
•
Integration of risk management into the Company’s decision-making.

In addition to the Company’s compliance program, the Board encourages management to promote a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations. The Board also continually works, with the input of the Company’s executive officers, to assess and analyze the most likely areas of future risk for the Company.

LSB Industries, Inc. Proxy Statement 37

The Audit Committee is responsible for overseeing the Company’s policies with respect to risk assessment and risk management relating to the Company’s major financial risk exposures and reviewing and discussing such material risks and the steps taken to monitor and control such exposures.

Enterprise Risk Management

As discussed on page 30, LSB has a robust enterprise risk management program that facilitates identification, communication and management of the most significant risks throughout the Company. We employ a formalized framework in which risk, governance and oversight are largely embedded in our organization and control structures. Included in our formal process are regular risk assessments. The purpose of these risk assessments is to:

•
Assess internal and external events that affect the achievement of the organization’s objectives;
•
Provide an overview of the key risks facing the business; and
•
Present a broad, holistic view of the risk management framework across the business.

The risk assessment is performed through information gathering, analysis and meetings with members of the manufacturing, commercial, sales, logistics, finance, legal and other teams across the organization.

The Company's ERM Committee is designated with the responsibility to direct our risk management program and to execute our risk management strategy, including cyber and technology risk. The Audit Committee is primarily responsible for the risk oversight function and regularly reports to the full Board on the enterprise risks, including on management’s cybersecurity and risk management process. The ERM Committee reports directly to the Audit Committee on risk management matters and management regularly provides reports to the Audit Committee and the full Board. We believe that our leadership structure supports the Board’s risk oversight.

Code of Ethics

The Chief Executive Officer, the Chief Financial Officer, the principal accounting officer, the treasurer and persons performing similar functions, are subject to our Code of Ethics for CEO and Senior Financial Officers. Additionally, we and each of our subsidiary companies have adopted a Code of Conduct applicable to all of the employees, officers and directors of the Company and its subsidiaries.

Our Code of Ethics for CEO and Senior Financial Officers and Code of Conduct are available on our website at www.lsbindustries.com. We will post any amendments to these documents, as well as any waivers that are required to be disclosed pursuant to the rules of either the SEC or the NYSE, on our website (to the extent applicable to the Company’s executive officers, senior financial officers or directors).

Anti-Bribery and Corruption Policy

LSB has an Anti-Bribery and Corruption Policy which memorializes our commitment to adhere faithfully to both the letter and spirit of all applicable anti-bribery legislation in the conduct of our business activities worldwide.

Compensation and Talent Management Committee

Our Compensation and Talent Management Committee (the "Compensation Committee") is comprised of non-employee, independent directors in accordance with the rules of the NYSE. During 2024, the Compensation Committee held five meetings.

The Compensation Committee’s responsibilities include, among other duties:

•
Determining the individual elements of total compensation for the Company’s President and CEO, reviewing and overseeing the individual elements of total compensation for the Company’s executive officers and the Company’s non-employee directors, and recommending specific corporate goals and objectives relevant to their compensation for Board approval;
•
Overseeing management’s compliance with the compensation reporting requirements of the SEC, the NYSE and any other regulatory bodies, including reviewing and discussing with management the Compensation Discussion and Analysis ("CD&A") to be included in the Company’s proxy statement for its Annual Meeting of stockholders or Annual Report on Form

LSB Industries, Inc. Proxy Statement 38

10-K, and determining whether to recommend to the Board that the CD&A be included in the proxy statement or Annual Report on Form 10-K;
•
Reviewing, evaluating and overseeing the incentive, equity-based and other compensation agreements, plans, policies and programs of the Company to compensate the Company’s executive officers and directors;
•
Conducting an annual review of the CEO’s performance and discussing the CEO’s review of the other executive officers;
•
Reviewing, evaluating and overseeing the Company’s policies and strategies relating to culture and talent management;
•
Overseeing management’s succession planning; and
•
Performing other functions or duties deemed appropriate by the Board.

Recommendations regarding non-equity compensation of our non-executive officers and our NEOs are made by our CEO, other than decisions related to the CEO’s own compensation, and are presented for discussion with the Compensation Committee.

During 2024, the agenda for meetings of the Compensation Committee was determined by its Chairman with the assistance of our CEO. Compensation Committee meetings are regularly attended by the CEO. The Compensation Committee also meets regularly in executive session without the CEO. The Compensation Committee may delegate authority to the CEO in order to fulfill certain administrative duties regarding the executive compensation program.

The Compensation Committee has authority under its charter to retain, approve fees for, and terminate advisors, consultants and agents as it deems necessary to assist in the fulfillment of its responsibilities. If a compensation consultant is engaged, the Compensation Committee reviews the total fees paid to such outside consultant by the Company to ensure that the consultant maintains its objectivity and independence when rendering advice to the Compensation Committee. During 2024, the Compensation Committee retained Compensation Strategies, Inc. ("Compensation Strategies") as its independent compensation consultant to advise the Compensation Committee on matters related to executive and non-employee director compensation. For information regarding the compensation consultant, please see page 44 regarding the "Executive Compensation — Compensation Discussion and Analysis-Use of Compensation Consultant" in this Proxy Statement.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee has the authority to determine the compensation of all of our officers. The Compensation Committee considered the recommendations of the CEO when setting the compensation of our officers. During 2024, the CEO did not make any recommendation regarding the CEO’s own compensation. None of the members of the Compensation Committee is an officer or employee of the Company or any of its subsidiaries or had any relationship requiring disclosure by the Company under Item 404 of Regulation S-K during 2024. No executive officer of the Company served on any board of directors or compensation committee of any other company for which any of our directors served as an executive officer at any time during 2024.

CEO and Key Management Succession Planning

Our Board recognizes the importance of identifying and developing executive talent to ensure we continue to have effective executive leadership in place. The Board delegates to the Compensation Committee the responsibility to review and discuss with management our succession planning for key executive officers. At least annually, the Board reviews the Company’s leadership pipeline and talent and management succession planning with the CEO. Our CEO and executive team continue to review potential successors for key executive positions, identifying and assessing each potential successor’s relevant experience, strengths and skills as well as any areas where additional development may better prepare an individual for a future role. We work to implement appropriate development plans to address any gaps in skills or other attributes of such successors to ensure that potential successors are well-equipped for the role to which they might be elevated. Our CEO then meets with our Board in executive session to discuss and provide recommendations and assessments of potential successors for key executive positions. Our independent directors also meet in executive sessions to discuss and plan for CEO succession. Our Board makes sure it has sufficient opportunities to meet with and

LSB Industries, Inc. Proxy Statement 39

assess development of potential CEO and key executive successors, including through management presentations to the Board and committees and attendance at Board meetings.

Board Independence

At least annually, the Board receives a report on all commercial, consulting, legal, accounting, charitable or other business relationships that a director or the director’s immediate family members have with the Company and its subsidiaries. This report includes all ordinary course transactions with entities with which the directors are associated.

•
The Board determined that the Company and its subsidiaries followed our procurement policies and procedures, and under our policy relating to the approval and ratification of related party transactions, the amounts reported were well under the thresholds contained in the director independence requirements, and no director had a direct or indirect material interest in the transactions included in the report; and
•
In determining director independence, the Board considers transactions, if any, identified in the report discussed above that affect director independence, including any transactions in which the amounts reported were above the threshold contained in the director independence requirements and in which a director had a direct or indirect material interest. No such transactions were identified and, as a result, no such transactions were considered by the Board.

As a result of its review process, the Board affirmatively determined that 9 of its 10 directors are independent. The only member of the Board who is not independent is Mr. Behrman, who is the Chairman, President and Chief Executive Officer of the Company.

Communication with the Board

Our Board believes that it is important for us to have a process whereby stockholders may send communications to the Board. Stockholders and interested parties who wish to communicate with the Board, the Chairman, the independent directors as a group, or a particular director, may do so by sending a letter to the Chairman of the Board of Directors at 3503 NW 63rd Street, Suite 500, Oklahoma City, Oklahoma 73116. Please indicate on the mailing envelope a clear notation indicating that the enclosed letter is a "Stockholder-Board Communication" or "Stockholder-Director Communication." All such letters must identify the author as a stockholder or an interested party and clearly state whether the intended recipients are all members of the Board, the Chairman, the independent directors, non-management directors, or only certain specified individual directors. The Chairman will make copies of all such letters and circulate them to the appropriate director or directors.

Policy as to Related Party Transactions

We have adopted a formal written policy for the review, approval and ratification of transactions with related parties. The policy covers transactions between the Company and our senior officers, directors, director nominees, 5% stockholders, any person who is an immediate family member of any of the foregoing persons and any entity that is owned or controlled by any of the foregoing persons or in which a person listed above has a substantial ownership interest. The policy generally applies to any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which (i) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (ii) the Company is a participant and (iii) any related party has or will have a director or indirect interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity) .Pursuant to the policy, any anticipated or contemplated transaction between us and a related party are initially reviewed for approval by our Management Executive Committee (the “Executive Committee”). The Executive Committee then submits its recommendation to the Audit Committee for final approval or disapproval. In determining whether to approve or ratify a transaction, the Audit Committee takes into account, among other factors it deems appropriate, (i) whether there is an appropriate business justification for the transaction, (ii) the benefits that accrue to LSB as a result of the transaction, (iii) whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances, (iv) the

LSB Industries, Inc. Proxy Statement 40

extent of the Related Party’s interest in the transaction, (v) whether the transaction is material to the Company, (vi) the effect of the transaction on a director’s independence (if the related person is a director, an immediate family member of a director or an entity in which a director is a partner, shareholder or executive officer), (vii) the availability of other sources for comparable products or services, (viii) whether it is a single transaction or a series of ongoing related transactions and (ix) whether entering into the transaction would be consistent with our Code of Ethics and Code of Conduct.

During 2024, LSB did not have any related party transactions requiring review by the Audit Committee or the Board as a whole.

LSB Industries, Inc. Proxy Statement 41

Our Named Executive Officers

MARK T. BEHRMAN

Mr. Behrman, age 62, became our Chairman and Chief Executive Officer in August 2024. He previously served as the Company’s President and Chief Executive Officer from December 30, 2018 through August 2024, as the Company’s Executive Vice President and Chief Financial Officer from June 2015 to December 2018 and as Senior Vice President of Corporate Development from March 2014 to June 2015. Mr. Behrman’s biographical information is set forth on page 14 of this Proxy.

CHERYL A. MAGUIRE

Ms. Maguire, age 47, became the Company’s Executive Vice President and Chief Financial Officer in January 2020. She was previously the Company’s Senior Vice President and Chief Financial Officer. She joined the Company as Vice President, Financial Planning and Accounting in November 2015. She has more than 20 years of financial and accounting experience across manufacturing and energy industries. Prior to joining the Company, Ms. Maguire served as a Senior Manager of financial planning and analysis with LyondellBasell, a large international plastics, chemicals and refining company, from July 2012 to June 2015. Ms. Maguire was previously head of external reporting, corporate accounting, accounting policy and financial analysis at Petroplus, a European Refining company. During her career, Ms. Maguire was integral to the financial integration of large-scale acquisitions, the execution of multiple debt and equity transactions and the implementation of several corporate restructurings and business turnarounds. She began her career at Grant Thornton LLP. Ms. Maguire holds a Bachelor of Business Administration from the University of Prince Edward Island and is a certified public accountant.

MICHAEL J. FOSTER

Mr. Foster, age 58, became the Company’s Executive Vice President, General Counsel and Secretary on December 30, 2018. He joined the Company as Senior Vice President, General Counsel and Secretary in January 2016. Immediately prior to joining the Company, Mr. Foster was engaged in the private practice of law. From 2007 to 2014 Mr. Foster served as the Senior Vice President, General Counsel and Secretary for Tronox (NYSE:TROX), a global mining and manufacturing firm. Before his appointment as the Tronox General Counsel, Mr. Foster served as its Managing Counsel leading the operations of the Tronox legal team following its spin-off from Kerr-McGee Corporation. Prior to the Tronox spin-off, Mr. Foster served as a member of the Kerr-McGee legal team. His earlier experience includes nearly five years in the midstream energy industry and more than five years in the public and private practice of law. Mr. Foster holds a Bachelor of Science degree in Agriculture Science from the University of Illinois Urbana-Champaign and a Juris Doctor degree from the University of Tulsa.

LSB Industries, Inc. Proxy Statement 42

SCOTT D. BEMIS

Mr. Bemis, age 55, became the Company’s Executive Vice President, Manufacturing in May 2024. Mr. Bemis has more than 32 years of experience in chemical manufacturing, including leadership roles with Dow Chemical Company and DuPont Water and Protection. Most recently, he served as the Kemerton Site Director for Albemarle Energy Storage from 2023 to May 2024 and as the Richburg MegaFlex Site Director from 2022 to 2023, Site Director for DuPont’s Spruance site from 2021 to 2022 and Integrated Operations Leader for Dupont’s Water and Protection business from 2020 to 2021.Mr. Bemis brings with him broad experience in leading large manufacturing teams, research and development (R&D), large capital projects, reliability, maintenance, environmental, health and safety (EH&S) and regulatory functions. Mr. Bemis holds a Master of Business Administration from the University of Houston – Clear Lake and a Bachelor of Science in Chemical Engineering from the University of Arizona.

DAMIEN J. RENWICK

Mr. Renwick, age 48, became the Company’s Executive Vice President and Chief Commercial Officer in January 2021. Mr. Renwick has more than 17 years of experience in the chemical industry, most recently with Houston-based Cyanco where he was President of Cyanco International and held the additional position of Chief Commercial Officer. Prior to this, Mr. Renwick was with Perth, Australia-based Wesfarmers Limited, one of Australia’s largest listed companies. There he held various positions of increasing responsibility in the Chemicals, Energy and Fertilizers division, including Director and General Manager of Australian Gold Reagents, and Commercial Manager, Ammonium Nitrate. Mr. Renwick has led and executed multiple significant commercial transactions to underpin large-scale capital investment projects, led large improvements in operating and safety performance of product on plants and been deeply involved in numerous capital growth projects and acquisition and divestment transactions and evaluations. He began his career with Arthur Andersen in its consulting division. Mr. Renwick holds a Bachelor of Engineering (Honors) and a Bachelor of Commerce from the University of Western Australia.

KRISTY D. CARVER

Ms. Carver, age 57, became the Company’s Senior Vice President and Treasurer in January 2019. She has over 35 years of extensive experience in financial, accounting and tax across the manufacturing and financial services industries. She joined the Company as Vice President in 2008 and was appointed Vice President and Treasurer in January 2014. Prior to joining the Company, Ms. Carver was a Senior Vice President at IBC Bank (formerly known as Local Oklahoma Bank) primarily focused on strategic tax planning, compliance, reporting and supervising multi-year tax litigation arising from certain government assisted acquisitions and related matters. Ms. Carver began her career at Arthur Andersen LLP and is a certified public accountant. Ms. Carver holds a Bachelor of Science in Accounting from the University of Central Oklahoma.

LSB Industries, Inc. Proxy Statement 43

Executive Compensation

Compensation Discussion and Analysis

Overview of Executive Compensation Program

This Compensation Discussion and Analysis describes our compensation philosophy, objectives, policies and practices framed within the context of the chemical manufacturing industry, our specific strategy and the performance of our NEOs for 2024.

Our NEOs for 2024 were:

Mark T. Behrman	Chairman and Chief Executive Officer
Cheryl A. Maguire	Executive Vice President and Chief Financial Officer
Michael J. Foster	Executive Vice President, General Counsel and Secretary
Damien J. Renwick	Executive Vice President and Chief Commercial Officer
Kristy D. Carver	Senior Vice President and Treasurer
John P. Burns(1)	Vice President of Special Projects
(1)
During 2024, Mr. Burns resigned from his role as Executive Vice President of Manufacturing but continued to serve the Company as Vice President of Special Projects. Mr. Burns retired from all positions at the Company on April 1, 2025.

Compensation Principles

Our executive compensation program ties strategy and performance to compensation, including equity-based compensation. This is intended to focus our executive team on the long-term success of the Company and to further align their interests with the interests of our stockholders. Our executive compensation program is designed to assist us in attracting, motivating and retaining exceptional talent with skills across a diverse set of capabilities. This allows us to continue improving our operational and financial performance, which is essential to achieving the long-term success of our business and the sharing our success with our customers, stockholders and other stakeholders.

The following principles guide the Compensation Committee in the management, design, and administration of our executive compensation program, while supporting the core value of our compensation philosophy of pay-for-performance:

•
Link to our business strategy and long-term value creation;
•
Achieve market competitiveness;
•
Align with good governance practices; and
•
Mitigate compensation risk.

The following table summarizes how we seek to achieve our compensation principles, and highlights key risk-mitigating features incorporated into our processes and programs:

Compensation Plan Design

✓	Executive compensation program is simple and transparent;
✓	Compensation is balanced between fixed and variable compensation, with a significant part of NEO total direct compensation (salary plus annual incentive plus long-term incentive) being at-risk;
✓	Level of fixed compensation is designed to promote retention;
✓	Performance targets are derived from LSB’s annual business plan and longer-term strategic business plan objectives;
✓	Long-term incentive plan has threshold performance levels (below which payouts are not made) and is capped at two times target payout;
✓	Total direct compensation is benchmarked versus relevant peers while also considering internal equity and other factors; and
✓	Judgment is applied to address individual circumstances.

LSB Industries, Inc. Proxy Statement 44

Corporate Governance

✓	Independent Compensation Committee oversees all aspects of executive compensation to assess potential impact on business risk (including human resource risk);
✓	Compensation Committee retains an independent compensation consultant;
✓	Incentive Compensation Recoupment Policy (the "Recoupment Policy") applies to incentive-based compensation;
✓	NEOs are subject to mandatory Management Stock Ownership Guidelines;
✓	Directors and officers are subject to an insider trading and anti-hedging and pledging policy;
✓

Double trigger change in control provisions, requiring both a change in control and a qualifying termination of the executive’s employment, are embedded in employment contracts and long-term incentive plans; and

✓	Stockholders have an annual "say on pay" vote.

The Compensation Committee reviews and recommends to the Board the compensation philosophy, strategy and principles, and program design, as well as oversees the administration of our executive compensation plans, policies and programs.

The Compensation Committee is composed of independent directors who have been determined by the Board to possess human capital literacy, meaning an understanding of compensation theory and practice, human resources management and development, succession planning and executive development. Such knowledge and capability includes: (i) current or prior experience working as a chief executive or senior officer of a major organization (which provides significant financial and human resources experience), (ii) involvement on board compensation committees of other entities, (iii) experience and education pertaining to financial accounting and reporting, which is integral to managing executive incentive compensation, and/or (iv) familiarity with internal financial controls. This knowledge and experience, in conjunction with a comprehensive compensation decision-making process and the support of its independent compensation consultant, enables the Compensation Committee to formulate informed compensation decisions or recommendations for Board approval. One of the primary purposes of the Compensation Committee is to assist the Board in fulfilling its oversight responsibilities for executive compensation. Together with the Board, the Compensation Committee is committed to getting LSB’s approach to human capital and talent management matters and compensation right, both for stockholders and for the Company’s long-term success. The executive compensation elements of our Compensation Committee’s charter focus on:

•
Evaluating executives’ performance and recommending appropriate compensation in light of that performance;
•
Overseeing the compensation elements that deliver pay-for-performance;
•
Mitigating compensation risk; and
•
Putting in place a process to determine competitive compensation levels and overseeing the execution of this process.

To support the decision-making process, the Compensation Committee receives input from management and an independent compensation consultant. The Compensation Committee considers the data provided by and the advice of its independent compensation consultant, as well as many other factors. Ultimately, all decisions and recommendations to the Board are the Compensation Committee’s own. The Compensation Committee reviews the performance goals for the CEO, assesses the CEO’s performance, and makes compensation recommendations for the CEO to the other independent members of the Board for approval. With respect to the other executive officers, the CEO’s assessment of their performance is taken into account by the Compensation Committee when making compensation recommendations to the Board. The Compensation Committee reviews and approves the compensation structure and evaluation process for the CEO and the executives who report directly to the CEO.

Executive Compensation Program Risk Management

We endeavor to mitigate executive compensation risk through appropriate oversight of our executive compensation program, through our executive compensation plan design (as outlined below) and through our corporate governance policies. We also seek to motivate certain behaviors that encourage appropriate

LSB Industries, Inc. Proxy Statement 45

risk-taking to drive performance in accordance with our risk profile. As part of its risk management role, the Compensation Committee:

•
Actively engages with senior Company leaders to understand the connection between our executive compensation program and business strategy;
•
Determines compensation plan design, the selection of peer groups, the elements of compensation and program participation, in order to assess potential impact on business risk (including human resource risk);
•
Retains an independent compensation consultant to provide independent advice on market data, plan design and current good corporate governance practices;
•
Oversees a robust process to assess performance; and
•
Considers the implications of the potential risks associated with the Company’s compensation policies and practices.

Our executive compensation program is designed to provide competitive levels of reward that are responsive to Company and individual performance but do not incentivize risk taking that is reasonably likely to have a material adverse effect on the Company. In reaching the conclusion that our executive compensation program does not create risks that are reasonably likely to have a material adverse effect on us, the Compensation Committee examined the various elements of our executive compensation program and our risk mitigation controls. In particular, numerous factors were considered, including:

•
Absence of significant short-term incentives that would reasonably be considered as motivating high-risk investments or other conduct that is not consistent with the long-term goals of the Company;
•
Provision of a mix of short-term and long-term compensation;
•
Type of equity awards granted to employees and level of equity and equity award holdings; and
•
Historical emphasis on long-term growth and profitability, over short-term gains.

Specific corporate governance policies related to compensation risk management include the following:

•
Recoupment Policy. In 2023, we updated our Recoupment Policy to comply with SEC and NYSE listing rules. The Recoupment Policy requires, subject to limited exceptions, current and former executive officers of the Company to return erroneously awarded incentive-based compensation in the event the Company is required to restate its financial statements due to material noncompliance with financial reporting requirements under federal securities laws.
•
Mandatory Stock Ownership Guidelines. Our NEOs are subject to our mandatory Management Stock Ownership Guidelines of five times salary for the CEO and three times salary for our other executive officers (as described in further detail below).
•
Insider Trading and Pledging and Hedging Policies. Our Insider Trading Policy and Policy Regarding Pledging and Hedging of Company Securities govern the trading of Company securities by insiders and prohibit directors and officers from entering into derivative or similar transactions with respect to their securities of the Company, holding their securities in a margin account or pledging their securities as collateral for loans, because such arrangements could reduce the risk of equity ownership by directors and officers and negate the alignment of interests of directors and officers with those of stockholders. Specifically, our Insider Trading Policy governs transactions in LSB securities by our directors, officers and employees, as well as their respective immediate family members. The Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable NYSE listing standards. While we are not subject to the Insider Trading Policy, we do not trade in our securities when in possession of material non-public information other than pursuant to previously adopted Rule 10b5-1 trading plans. Our Insider Trading Policy requires that any officer, director or applicable member of management wishing to engage in any transaction in our securities must

LSB Industries, Inc. Proxy Statement 46

pre-clear such transaction with our General Counsel at least two days prior to the proposed transaction.

These policies are available for review at:

https://investors.lsbindustries.com/corporate-governance-highlights

Compensation Philosophy –

How Executive Pay is Linked to Company Performance

Our executive compensation program is designed to incentivize and motivate our executive officers to lead and manage our business well over the long-term, to drive performance improvements, and to increase stockholder value. It is also designed to enable us to compete effectively with other companies in attracting, motivating and retaining talented executives.

The incentive compensation elements of our program are designed to align closely the financial interests of our executives with those of our stockholders. We believe the portion of compensation that is at-risk and tied to organization-wide performance metrics should increase as the level of responsibility increases.

Because of the inherent risk in chemical operations, we place a high priority on our leaders to create, maintain and reinforce a strong safety culture. Because of the environmental risks in our business, we also place a high priority on managing our operations responsibly and sustainably.

We regularly assess how our executive compensation program compares to companies with a similar profile to ours. Our objective is to deliver compensation at a competitive market level that will enable executive officers who demonstrate consistent performance over a multi-year period to earn compensation that is competitive and consistent with or above targeted total compensation. Conversely, the program is designed to pay less than the annual target compensation when performance does not meet expectations. Individual executive compensation may be above or below the annual targeted compensation level, based on our performance; economic and market conditions; the individual’s performance, contribution to the organization, experience, expertise, and skills; and other relevant factors. Please see the discussion of our Compensation Framework below for further information.

Compensation Framework

In accordance with our compensation philosophy, the salary and benefits for executive officers provide the secure fixed compensation component that the Compensation Committee feels is necessary to attract and retain key executive talent. The combination of annual and long-term incentives is designed to motivate the execution of our business strategy in a manner that creates stockholder value while retaining executive talent and aligning our executives' interests with those of our stockholders.

The three elements of total direct compensation for our NEOs are: (i) base salary, (ii) short-term incentive awards and (iii) long-term incentive awards. Unlike base salary, which is fixed annually, short-term and long-term incentive awards each represent variable, at risk, compensation. These three elements are balanced such that a portion of each NEO’s compensation is contingent on performance over both the short and longer-term. The Compensation Committee has adopted and implemented core principles that form the framework for our executive compensation program. We believe that the Company’s executive compensation program clearly aligns executive compensation opportunities with our Company’s long-term strategic plan and provide accountability for long-term results.

The combination of the fixed and at-risk compensation components provides our executives with a competitive compensation package that is designed to meet our needs and the expectations of our stockholders. Our 2024 compensation elements included:

LSB Industries, Inc. Proxy Statement 47

Compensation Element	Performance Period	Performance Measures	Purpose of Compensation Element

Base Salary	• Not applicable	• Pay aligned with scope of responsibilities and experience	• Provides competitive fixed pay • Attract and maintain key managerial talent

Performance Annual Incentive Award (Short-Term Incentive)	• 1 year	• Environmental, Health & Safety • Financial and operational performance measures	• Promotes achievement of shorter-term performance goals

Equity Grants (Long-Term Incentive)	• 3 years	Depending on form of grant: • Time-based 50% (vesting ratably over 3 years) • Relative stock-based performance metrics 50%	• Further align executives’ and stockholders’ interests • Retains talent with long-term wealth accumulation opportunities • Ties compensation to a longer-term performance goal, in the case of PSUs

Perquisites and Other Benefits	• Not applicable	• Not applicable	• Allows the Company to remain competitive among its peers to attract and retain key talent

For 2024, the pay mix, as between salary, short-term incentives and long-term incentives, is below, determined using actual amounts earned for short-term incentives and assuming target performance for long-term incentives, where applicable, and based on the grant date fair value of any equity awards.

CEO Pay Mix	Other NEO Pay Mix

LSB Industries, Inc. Proxy Statement 48

Role of Executive Officers in Compensation Decisions

Our CEO annually reviews the performance of each of our executive officers (other than himself) and provides recommendations to the Compensation Committee with respect to salary, annual incentive award, equity compensation, and other benefits for such executive officers. The Compensation Committee reviews these recommendations while considering the Company’s compensation philosophy and objectives. In determining recommendations for the compensation for our CEO, the Compensation Committee reviews his responsibilities and performance. Such review includes regular meetings with our CEO, consideration of the Compensation Committee’s observations of his performance during the applicable year, and overall Company performance against short-term and long-term goals. When appropriate, executive officers are invited by the Compensation Committee to provide insight regarding Company and individual performance and feedback regarding compensation structure. Executive officers are not present at any meeting of the Compensation Committee while their own compensation is being discussed or determined.

Compensation Peer Group

LSB benchmarks executive officer compensation levels using a peer group of companies (the "Compensation Peer Group"). The Compensation Committee annually commissions its independent compensation consultant to review the criteria and composition of the peer group. The Compensation Peer Group utilized in making the compensation decisions for 2024 was composed of the following companies:

Advansix Inc.

American Vanguard Corporation

Balchem Corporation

Compass Minerals International, Inc.

CSW Industrials, Inc.

CVR Partners, LP

Ecovyst, Inc.

Hawkins, Inc.

Ingevity Corporation

Intrepid Potash, Inc.

Orion Engineered Carbons S.A.

Quaker Chemical Corporation

REX American Resources Corp.

Rogers Corporation

US Silica Holdings, Inc.

Overall, the Compensation Committee uses a number of factors when determining compensation for each executive, including a broad range of market data, corporate performance, executive performance, and competitive labor conditions, among others.

The Compensation Committee, in consultation with its independent compensation consultant, evaluates the composition of the Compensation Peer Group by evaluating, among other things, the industry or business models, annual revenues, market capitalization, and geographic locations of potential Compensation Peer Group companies, as well as those companies that are perceived competitors for talent.

Setting Executive Compensation

The Compensation Committee annually sets cash and non-cash executive compensation to reward the executive officers for achievement of, and to motivate the executive officers to achieve, near-term and long-term business objectives. The Compensation Committee also reviews the compensation information of our Compensation Peer Group companies. As described in more detail below, in 2024, the Compensation Committee engaged Compensation Strategies as its independent compensation consultants to assist the Compensation Committee in conducting its review of our executive compensation program. The information provided by the independent compensation consultant is used to determine how our executive compensation

LSB Industries, Inc. Proxy Statement 49

program compares to those of our Compensation Peer Group and the market generally, as further described below.

In setting compensation, the Compensation Committee also considers the allocation between cash and non-cash compensation amounts, and near-term and long-term compensation, but does not have a specific formula or required allocation between such compensation types. In each case, such allocation is considered as part of the overall compensation determination.

During 2024, the Compensation Committee compared the CEO’s total compensation to the total compensation of our other executive officers. However, the Compensation Committee has not established a target ratio between total compensation of the CEO and the median total compensation level for the next lower tier of management. The Compensation Committee also considers internal pay equity among the executive officers, the relationship between the executive officers, and average compensation of all employees to maintain compensation levels that are consistent with the individual contributions and responsibilities of those executive officers. The Compensation Committee does not consider amounts payable under severance agreements when setting the annual compensation of the executive officers.

Base Salary

The Compensation Committee annually reviews and adjusts salaries based on changes in the market, including Compensation Peer Group data, responsibilities and performance against job expectations, strategic importance and experience and tenure. The following table sets forth the base salaries for each of our NEOs as of the end of 2024. The Compensation Committee, based upon its annual review and overall market conditions, approved increases to the base salaries of each of our NEOs for 2025. The increases went into effect on March 29, 2025.

Named Executive Officer	2024 Base Salary	2025 Base Salary
Mark T. Behrman	$747,000	$800,000
Cheryl A. Maguire	$438,000	$453,000
Michael J. Foster	$434,000	$450,000
Kristy D. Carver	$333,000	$345,000
Damien J. Renwick	$390,000	$425,000
John P. Burns	$285,000	$180,000

Short-Term (Annual) Incentive Plan

Executive officers participate in the Company’s Short-Term Incentive Plan (the "STI Plan"), our annual performance bonus plan. The STI Plan provides the opportunity for annual cash payments tied directly to the achievement of key pre-established financial and operational goals. The Compensation Committee sets goals derived from our strategic plan that are designed to further align the interests of our executive officers with the interests of our stockholders.

Our STI Plan is a key element in supporting our pay-for-performance philosophy. Each executive officer’s annual incentive opportunity is determined by performance in up to three categories, with an emphasis on key operating and financial metrics:

(1)
Environmental, Health & Safety performance;
(2)
Company Adjusted EBITDA; and
(3)
Ammonia Production Rates.

Annual incentive targets are set as a percentage of salary, with actual payouts based on a performance multiplier dependent on the achievement of predetermined annual goals. The annual incentive targets for Messrs. Behrman, Burns, and Foster and Ms. Maguire were established in their respective employment agreements. Mr. Renwick’s payout target was established upon his beginning employment with the Company. Ms. Carver’s payout target was established at the beginning of 2024. At the end of each year, the Compensation Committee determines the actual achievement of each performance goal. The Compensation Committee and the Board have the ability to apply informed judgment to adjust outcomes based on market, operational and other realities that may not have been contemplated in the scorecard formula. In 2024, the Compensation Committee exercised its judgment and adjusted the STI by applying a multiplier between 1.01 and 1.26 to the bonus amounts earned based on the achievement of the annual goals described above and below.

LSB Industries, Inc. Proxy Statement 50

Category	Performance Metric
Environmental, Health & Safety performance	Achieve Total Recordable Injury Rate (TRIR) company-wide Achieve Process Safety Tier I Incidents (PSI) company-wide Achieve Reportable Environmental Events company-wide
LSB Corporate Financial Performance	Achieve Adjusted EBITDA at budget
Production Rates	Achieve NH3 production at budget

NEO	2024 Salary	Target Annual Incentive (% of Salary)	Safety & Environmental Performance		Adjusted EBITDA		NH3 Production		Overall Multiplier	Overall Payout (% of Target)	2024 STI Plan Payout
			Weight	Weighted Payout (1)	Weight	Weighted Payout (2)	Weight	Weighted Payout (3)
Mark T. Behrman	$747,000	110%	25%	4%	50%	48%	25%	0%	116%	61%	$501,000
Cheryl A. Maguire	$438,000	75%	25%	4%	50%	48%	25%	0%	116%	61%	$200,000
Michael J. Foster	$434,000	70%	25%	4%	50%	48%	25%	0%	101%	53%	$161,000
Kristy D. Carver	$333,000	50%	25%	4%	50%	48%	25%	0%	117%	61%	$102,000
Damien J. Renwick	$390,000	70%	25%	4%	50%	48%	25%	0%	126%	66%	$181,000
John P. Burns	$285,000	60%	25%	4%	50%	48%	25%	0%	102%	54%	$92,000
(1)
The achievement during 2024 for Safety and Environmental performance was 17.0% resulting in a 4.2% payout for this portion of the annual bonus.
(2)
The achievement during 2024 for Adjusted EBITDA performance was 97.0% resulting in a 48.4% payout for this portion of the annual bonus.
(3)
The achievement during 2024 for ammonia production performance was below threshold which resulted in no payout for this portion of the annual bonus.

Long-Term (Equity) Incentive Plan

We award long-term performance equity awards to our executive officers under the terms of the 2016 LTIP, as amended and restated March 4, 2021 that was approved by stockholders at the 2021 annual meeting of stockholders. The Compensation Committee, with the input of its independent compensation consultant, designed the 2016 LTIP to further align executive officer compensation with stockholders’ interests and to serve as a retention tool. The Compensation Committee believes the 2016 LTIP allows us to continue to motivate our executive officers through the grant of equity-based awards and provides the Compensation Committee flexibility to grant different types of equity, equity-based, and cash awards in the future.

The Compensation Committee evaluates each executive officer’s performance on an annual basis and grants equity awards, and, for each executive officer, determines the allocation between time-based grants and performance-based grants.

Both the time-based and the performance-based awards generally vest over a three-year period. Time-based awards, in the form of restricted stock units, vest one-third on each of the first three anniversaries of the date of grant. Performance-based awards, in the form of performance-based restricted stock units, vest after the end of the three-year performance measurement period. We believe both award types link the value of payments to the long-term results of the Company.

LSB Industries, Inc. Proxy Statement 51

The 2024 grants for each of our NEOs included performance-based and time-based restricted stock units. The performance metric for the 2024 performance-based grants was total shareholder return (TSR) relative to a peer group measured annually over a three-year performance period. The peer group utilized for relative TSR ranking included the following companies: Advansix, American Vanguard, The Andersons, CF Industries, Chemtrade Logistics, Compass Minerals, CVR, Ecovyst, ICL Group, Intrepid Potash, Methanex, Mosaic, Nutrien, OCI, and Yara International. The Compensation Committee determined that this performance metric was a good measure of overall Company performance. For performance on the relative TSR metric that is above the threshold, vesting will result in a range of 50%-200% of the target vesting, except the payout will be capped at target if our TSR for the three-year period is negative.

Perquisites and Other Personal Benefits

The Compensation Committee believes that perquisites and personal benefits can be an appropriate component of total compensation that can contribute to our ability to attract and retain talented executives. Accordingly, the Company provided our NEOs with limited perquisites and personal benefits in 2024 that were consistent with our overall executive compensation program, including an automobile allowance for Mr. Behrman, Ms. Carver, Mr. Foster and Mr. Renwick and country club dues for Mr. Behrman.

The Compensation Committee periodically reviews the levels of perquisites provided to the NEOs to determine whether such perquisites are consistent with our compensation policies.

Consideration of Stockholder Say-On-Pay Advisory and Say-on-Frequency Votes

At our annual meeting of stockholders held in May 2024, approximately 94% of the total votes cast on our say-on-pay proposal approved the compensation of our NEOs on a non-binding, advisory basis. The Compensation Committee and the Board believe that this affirms our stockholders’ support of our approach to executive compensation and did not make any changes as a direct result of this vote. Any concerns and comments raised by our stockholders related to our executive compensation program are considered by the Compensation Committee as it completes its periodic reviews of our executive compensation program and considers any potential changes to the program.

The Compensation Committee will continue to consider feedback it receives from stockholders and proxy advisory firms when making future compensation decisions for our NEOs, including when negotiating any future employment agreements.

In accordance with the advisory vote on the frequency of the stockholder advisory vote on executive compensation submitted to the stockholders at the Company annual meeting of stockholders held in May 2024, the Company will continue to hold a stockholder advisory vote on executive pay on an annual basis until the next required advisory vote on the frequency of such votes which, in accordance with applicable law, will occur no later than the Company’s 2029 annual meeting.

Use of Compensation Consultants

The Compensation Committee has the sole authority to hire and terminate its independent compensation consultant, approve its compensation, determine the nature and scope of its services, and evaluate its performance. In 2024, the Compensation Committee engaged Compensation Strategies as its independent compensation consultant to provide information to the Compensation Committee to assist it in making determinations regarding our executive compensation program for our executive officers and non-employee directors.

In August and November 2024, Compensation Strategies provided the Compensation Committee with, among other things, a competitive pay analysis comparing the compensation of our executive officers against peer group compensation statistics, 2025 program design advice, an independent review of 2025 compensation proposals developed by management, comparative analysis of non-employee director compensation, including compensation for the regular and special committees of the Board, review of trends and regulatory developments, and assistance with peer group review.

LSB Industries, Inc. Proxy Statement 52

A representative from Compensation Strategies attended the January, March, May, August, and November meetings of the Compensation Committee during 2024. Compensation Strategies did not perform any services for the Company or its management other than those described above.

Compensation Strategies provides information and data to the Compensation Committee from its surveys, proprietary databases and other sources, which the Compensation Committee utilizes along with information provided by management and obtained from other sources. In making its decisions, the Compensation Committee reviews such information and data provided to it by Compensation Strategies and management and also draws on the knowledge and experience of its members as well as the expertise and information from within the Company, including from the Company’s human resources, legal, and finance groups. The Compensation Committee considers executive and non-employee director compensation matters at its quarterly meetings and at special meetings as needed based on our annual compensation schedule.

In connection with its engagement of Compensation Strategies, the Compensation Committee considered various factors bearing upon Compensation Strategies’ independence including, but not limited to, the amount of fees received by Compensation Strategies from the Company as a percentage of Compensation Strategies’ total revenue, Compensation Strategies’ policies and procedures designed to prevent conflicts of interest, and the existence of any business or personal relationship that could impact Compensations Strategies’ independence. After reviewing these and other factors, the Compensation Committee determined that Compensation Strategies is independent and that its engagement did not present any conflicts of interest. In 2024, we paid Compensation Strategies for the services it provided to the Compensation Committee.

Equity Award Timing Policy

We do not currently grant awards of stock options, stock appreciation rights, or similar option-like instruments. Accordingly, we have no specific policy or practice on the timing of such awards in relation to the disclosure of material non-public information by the Company. If in the future we determine to grant new awards of options, stock appreciation rights, or similar option-like instruments, we will establish a policy regarding the timing of such awards in relation to the disclosure of material non-public information, and the Board will evaluate the appropriate steps to take in relation to the foregoing.

Employment Agreements

The Compensation Committee believes that executive employment agreements are an integral component of our competitive executive compensation program. Our employment agreements are an important risk management tool that creates continuity in severance and other benefits upon certain termination events. Mr. Behrman, Ms. Maguire, Mr. Foster and Mr. Burns are each a party to an executive employment agreement in the Company’s standard form, which was implemented in 2018. Mr. Renwick is not party to an employment or severance agreement with the Company. Ms. Carver is not a party to an employment agreement but she is party to a severance and change in control agreement.

Mark T. Behrman

2018 Behrman Agreement—On December 30, 2018, we entered into an employment agreement with Mr. Behrman. The employment agreement provides, in part, that Mr. Behrman will:

•
Serve as our President and CEO for an initial term of one year, with automatic one-year extensions until terminated by either party in accordance with the 2018 Behrman Agreement;
•
Receive an annual base salary of at least $650,000; and
•
Be eligible to receive an annual cash performance bonus equal to between 0% and 200% of his base salary, with a target of at least 100% of base salary, depending on the Company’s achievement of performance criteria, as determined by the Compensation Committee.

Following his termination of employment, Mr. Behrman will be subject to non-competition and non-solicitation restrictions for a period of 24 months. For information regarding the provisions of the agreement related to change in control and severance payments, please see "Potential Payments Upon Termination or Change in Control" on page 61.

LSB Industries, Inc. Proxy Statement 53

Michael J. Foster

2018 Foster Agreement—On December 30, 2018, we entered into an employment agreement with Mr. Foster. The agreement provides, in part, that Mr. Foster will:

•
Serve as our Executive Vice President, General Counsel and Secretary for an initial term of one year, with automatic one-year extensions until terminated by either party in accordance with the 2018 Foster Agreement;
•
Receive an annual base salary of at least $390,000; and
•
Be eligible to receive an annual cash performance bonus equal to between 0% and 140% of his base salary, with a target of at least 70% of base salary, depending on the Company’s achievement of certain performance criteria, as determined by the Compensation Committee.

Following his termination of employment, Mr. Foster will be subject to non-competition and non-solicitation restrictions for a period of 24 months. For information regarding the provisions of the agreement related to change in control and severance payments, please see "Potential Payments Upon Termination or Change in Control" on page 61.

Cheryl A. Maguire

2018 Maguire Agreement—On December 30, 2018, we entered into an employment agreement with Ms. Maguire. The agreement provides, in part, that Ms. Maguire will:

•
Serve as our Senior Vice President and Chief Financial Officer (Ms. Maguire was since promoted to Executive Vice President and Chief Financial Officer) for an initial term of one-year, with automatic one-year extensions until terminated by either party in accordance with the 2018 Maguire Agreement;
•
Receive an annual base salary of at least $370,000; and
•
Be eligible to receive an annual cash performance bonus equal to between 0% and 120% of her base salary, with a target of at least 60% of base salary, depending on the Company’s achievement of performance criteria, as determined by the Compensation Committee.

Following her termination of employment, Ms. Maguire will be subject to non-competition and non-solicitation restrictions for a period of 24 months. For information regarding the provisions of the agreement related to change in control and severance payments, please see "Potential Payments Upon Termination or Change in Control" on page 61.

John P. Burns

2019 Burns Agreement—On December 20, 2019, we entered into an employment agreement with Mr. Burns. The agreement provides that Mr. Burns will:

•
Serve as our Executive Vice President —Manufacturing for an initial term expiring on December 30, 2020, with automatic one-year extensions until terminated by either party in accordance with the 2019 Burns Agreement;
•
Receive an annual base salary of at least $350,000; and
•
Be eligible to receive an annual cash performance bonus equal to between 0% and 100% of his base salary, with a target of at least 50% of base salary, depending on the Company’s achievement of performance criteria, as determined by the Compensation Committee.

Following his termination of employment, Mr. Burns will be subject to non-competition and non-solicitation restrictions for a period of 24 months. For information regarding the provisions of the agreement related to change in control and severance payments, please see "Potential Payments Upon Termination or Change in Control" on page 61.

During 2024, Mr. Burns resigned from his role as Executive Vice President of Manufacturing but continued to serve the Company as Vice President of Special Projects. Mr. Burns retired from all positions at the Company on April 1, 2025.

LSB Industries, Inc. Proxy Statement 54

Kristy D. Carver

2020 Carver Severance and Change in Control Agreement—On March 31, 2020, we entered into a severance and change in control agreement with Ms. Carver, the provisions of which are described in “Potential Payments Upon Termination or change in Control” below.

Management Stock Ownership Requirements

The Compensation Committee has established Management Stock Ownership Requirements that are intended to further align the interests of our executive officers with the interests of our stockholders by requiring the executive officers to hold specified levels of Company stock. In keeping with our overall compensation philosophy, we believe that the equity ownership levels that they are required to maintain are high enough to appropriately incentivize our executive officers’ commitment to long-term value creation. The Compensation Committee evaluates the Management Stock Ownership Requirements at least annually. The terms of our Management Stock Ownership Requirements are set out below:

Term	Component/Description
	Position	Requirements(1)
	Chief Executive Officer	5x base salary
Target Ownership Amount(1)	Chief Financial Officer	3x base salary
	Other Executive Officers	3x base salary
Shares Counted Towards Ownership	• Shares owned outright or held in trust • Time-based vesting restricted stock units • The target number of any performance shares or units
Compliance Period	• The later of April 26, 2022 or five years from hire/promotion into covered role
Tracking Achievement	• Measure compliance on December 31 each year using 90-trading day average stock price • Notify participants and Compensation Committee of compliance/progress towards meeting guidelines
Controls
•
Once the guideline is met, participants are expected to maintain share ownership pursuant to the guideline thereafter
•
Should a participant who previously met the guideline subsequently fall below the guideline for any reason, they will be required to meet the guideline within two years

(1)
Target ownership value is calculated by multiplying the total number of shares and restricted stock units owned by the executive by the greater of the executive’s cost basis or the average share price over the last 90 days of the calendar year.

As of December 31, 2024, each of our NEOs met or exceeded the stock ownership guidelines.

Tax and Accounting Implications

When setting executive compensation, we consider many factors, such as attracting and retaining executives and providing appropriate performance incentives. We also consider the after-tax cost to the Company in establishing executive compensation program, both individually and in the aggregate, but tax deductibility is not our sole consideration. Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to public companies for annual compensation over $1 million (per individual) paid to their chief executive officer, chief financial officer, and the next three most highly compensated executive officers (as well as certain other executive officers whose compensation may have been subject to this limitation in prior tax years). As a result, we do not expect the compensation payable to covered employees, including our NEOs, in excess of $1 million per person in a year to be fully deductible and we have paid and will continue to pay compensation that is limited in deductibility, in whole or in part.

LSB Industries, Inc. Proxy Statement 55

We consider the accounting impact reflected in our financial statements when establishing the amounts and forms of executive compensation. We account for stock-based incentive compensation expense in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation ("FASB ASC Topic 718").

Compensation Committee Report

The Compensation Committee of the Board of Directors reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on our review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2024. This report is provided by the following independent directors, who comprise the Compensation Committee.

Lynn F. White (Chair) Jonathan S. Bobb Kanna Kitamura Diana M. Peninger

The foregoing report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this report.

LSB Industries, Inc. Proxy Statement 56

Executive Compensation Tables

2024 Summary Compensation Table

The following table summarizes the compensation of the NEOs for 2024, 2023 and 2022 in accordance with SEC reporting rules.

Name and Principal Position	Year	Salary $	Stock Awards(1) $	Non-Equity Incentive Plan Compensation(2) $	All Other Compensation(3) $	Total $
Mark T. Behrman(4)	2024	$741,080	$3,083,451	$501,000	$18,573	$4,344,104
President and Chief	2023	$711,815	$3,146,428	$603,000	$13,405	$4,474,648
Executive Officer	2022	$669,000	$2,089,578	$926,120	$12,815	$3,697,513
Cheryl A. Maguire	2024	$434,500	$556,480	$200,000	$1,011	$1,191,991
Executive Vice President	2023	$414,174	$568,923	$241,000	$1,052	$1,225,149
and Chief Financial Officer	2022	$380,808	$432,449	$369,000	$—	$1,182,257
Michael J. Foster	2024	$430,769	$551,380	$161,000	$7,948	$1,151,097
Executive Vice President,	2023	$417,585	$563,583	$223,000	$7,800	$1,211,968
General Counsel and Secretary	2022	$401,400	$456,273	$389,000	$7,800	$1,254,473
Kristy D. Carver	2024	$330,330	$168,982	$102,000	$11,302	$612,614
Senior Vice President	2023	$319,738	$173,633	$98,000	$11,414	$602,785
and Treasurer	2022	$307,438	$124,255	$170,240	$11,222	$613,155
Damien J. Renwick	2024	$387,038	$495,495	$181,000	$8,559	$1,072,092
Executive Vice President	2023	$365,808	$379,304	$200,000	$8,939	$954,051
and Chief Commercial Officer	2022	$321,923	$281,496	$345,500	$8,379	$957,298
John P. Burns(5)	2024	$286,077	$372,257	$92,000	$—	$750,334
Vice President of	2023	$374,962	$379,304	$184,000	$1,540	$939,806
Special Projects	2022	$360,232	$306,448	$349,000	$—	$1,015,680

(1) The amounts shown in this column represent the aggregate grant date fair value of the stock awards granted to our NEOs computed in accordance with FASB ASC Topic 718, determined without regard to estimated forfeitures. The amounts likely do not reflect the actual value that will be recognized by the NEOs. For performance-based awards that were based on TSR (in 2022, 2023 and 2024), the grant date fair value was determined based on Monte Carlo simulation whereas the grant date fair value of performance-based awards based on other performance conditions that were granted in 2022 were based on the market price of our stock at the time of the grant. For performance-based awards granted in 2024, which vesting is entirely TSR based, if the highest level of performance resulting in 200% vesting is achieved, the aggregate compensation cost recognized for these awards would be $1,870,000 for Mr. Behrman, $337,000 for Ms. Maguire, $334,000 for Mr. Foster, $226,000 for Mr. Burns, $300,000 for Mr. Renwick, and $102,000 for Ms. Carver. In accordance with accounting guidance, these amounts reflect a grant date fair value of $11.85 per share at the target number of shares.

(2) The amounts shown in this column represent the actual amounts earned under the STI Plan for fiscal year ended December 31, 2024. For further details regarding these awards, see "Executive Compensation-Compensation Discussion and Analysis-Compensation Framework-Short-Term (Annual) Incentive Plan."

(3) For 2024, "All Other Compensation" includes, among other things:

• For Mr. Behrman, an automobile allowance, club related dues, spouse airfare and meals;

• For Mr. Foster, an automobile allowance and spouse meals;

• For Mr. Renwick, an automobile allowance and spouse airfare;

• For Ms. Maguire, spouse airfare and meals; and

• For Ms. Carver, an automobile allowance, gas and auto insurance

• For Messrs. Behrman, Foster and Renwick and Ms. Carver $7,800 for an automobile allowance.

(4) All amounts shown reflect compensation paid to Mr. Behrman for his service as an executive officer. Mr Behrman did not receive additional compensation for his service as a director or Chairman of the Board.

(5) On May 6, 2024, Mr Burns retired as the Company’s Executive Vice President of Manufacturing.

LSB Industries, Inc. Proxy Statement 57

2024 Grants of Plan-Based Awards

The following table sets forth information concerning grants of plan-based awards to our NEOs during the fiscal year ended December 31, 2024.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)		Estimated Future Payouts Under Equity Incentive Plan Awards(2)
Name	Grant Date	Target ($)	Maximum ($)	Threshold (#)	Target (#)(3)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)(4)	Grant Date Fair Value of Stock Awards ($)(5)

Mark T. Behrman	1/17/2024	$821,700	$1,494,000	78,901	157,802	315,604	157,802	$3,083,451

Cheryl A. Maguire	1/17/2024	$328,500	$525,600	14,240	28,479	56,958	28,479	$556,480

Michael J. Foster	1/17/2024	$303,800	$607,500	14,109	28,218	56,436	28,218	$551,380

Kristy D. Carver	1/17/2024	$166,500	$333,000	4,324	8,648	17,296	8,648	$168,982

Damien J. Renwick	1/17/2024	$273,000	$390,000	12,679	25,358	50,716	25,358	$495,495

John P. Burns	1/17/2024	$172,000	$231,000	9,526	19,051	38,102	19,051	$372,257

(1)
The amounts in these columns reflect the target and maximum payout levels for the STI Plan. For further details regarding these awards, please see "Executive Compensation-Compensation Discussion and Analysis-Compensation Framework-Short-Term (Annual) Incentive Plan."
(2)
The amounts in this column represent the performance-based restricted stock unit awards granted under the 2016 LTIP to Messrs. Behrman, Burns, Foster and Renwick and Mses. Maguire and Carver on January 17, 2024, assuming achievement of the performance metrics at threshold, target and maximum levels.
(3)
These performance-based grants were valued based on a Monte Carlo simulation at $11.85 per share.
(4)
The amounts in this column represent the time-based restricted stock unit awards granted to Messrs. Behrman, Burns, Foster and Renwick and Mses. Maguire and Carver on January 17, 2024 under the 2016 LTIP. These grants were valued at $7.69 per share, the closing price of our stock on the NYSE on January 16, 2024.
(5)
The amounts shown in this column represent the grant-date fair value of stock-based awards granted to our NEOs, computed in accordance with FASB ASC Topic 718, determined without regard to forfeitures, and likely does not reflect the actual value that has or will be recognized by the NEO. The performance-based awards were based on relative TSR ranking where the grant date fair value was determined based on Monte Carlo simulation, which incorporates the probabilities of vesting at different levels depending on actual performance achieved.

LSB Industries, Inc. Proxy Statement 58

2024 Outstanding Equity Awards at Fiscal Year End

The following table contains information about outstanding equity awards held by our NEOs as of December 31, 2024.

Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Mark T. Behrman	1/20/2022(4)	29,645	225,006	—	—
	1/20/2022(4)	—	—	29,646	225,013
	1/25/2023(5)	63,642	483,043	—	—
	1/25/2023(6)	—	—	95,462	724,557
	1/17/2024(7)	157,802	1,197,717	—	—
	1/17/2024(8)	—	—	157,802	1,197,717
Cheryl A. Maguire	1/20/2022(4)	6,135	46,565	—	—
	1/20/2022(4)	—	—	6,135	46,565
	1/25/2023(5)	11,508	87,346	—	—
	1/25/2023(6)	—	—	17,261	131,011
	1/17/2024(7)	28,479	216,156	—	—
	1/17/2024(8)	—	—	28,479	216,156
Michael J. Foster	1/20/2022(4)	6,473	49,130	—	—
	1/20/2022(4)	—	—	6,473	49,130
	1/25/2023(5)	11,400	86,526	—	—
	1/25/2023(6)	—	—	17,099	129,781
	1/17/2024(7)	28,218	214,175	—	—
	1/17/2024(8)	—	—	28,217	214,167
Kristy D. Carver	3/8/2022(9)	7,032	53,373	—	—
	1/25/2023(5)	3,512	26,656	—	—
	1/25/2023(6)	—	—	5,268	39,984
	1/17/2024(7)	8,648	65,638	—	—
	1/17/2024(8)	—	—	8,648	65,638
Damien J. Renwick	1/20/2022(4)	3,993	30,307	—	—
	1/20/2022(4)	—	—	3,994	30,314
	1/25/2023(5)	7,672	58,230	—	—
	1/25/2023(6)	—	—	11,508	87,346
	1/17/2024(7)	25,358	192,467	—	—
	1/17/2024(8)	—	—	25,358	192,467
John P. Burns	1/20/2022(4)	4,347	32,994	—	—
	1/20/2022(4)	—	—	4,348	33,001
	1/25/2023(5)	7,672	58,230	—	—
	1/25/2023(6)	—	—	11,508	87,346
	1/17/2024(7)	19,051	144,597	—	—
	1/17/2024(8)	—	—	19,051	144,597

(1) The amounts shown in this column reflect the number of time-based restricted stock units granted under the 2016 LTIP that are not vested as of December 31, 2024. Grants of time-based restricted stock units vest in three equal annual tranches on each anniversary of the grant date.

(2) The amounts reported in this column were calculated by multiplying the number of shares underlying unvested restricted stock units included in this table by the closing price of our common stock on the NYSE on December 31, 2024, which was $7.59.

(3) The amounts shown in this column reflect the number of performance-based restricted stock units granted under our 2016 LTIP that are not vested as of December 31, 2024. For the awards granted on January 20, 2022 the amounts represent the number of units earned over the three year measurement period and which vested on January 20, 2025. For grants on January 25, 2023, and January 17, 2024, vesting is based on relative TSR ranking compared to a peer group measured on an annual basis and adjusted at the end of the performance period based on the cumulative three year TSR ranking. Since vesting for these awards include a three year cumulative TSR adjustment, the amounts disclosed in the table above represent the target number of units for the entire grant. For further details regarding the performance based vesting restricted stock unit grants made in 2024, see "Executive Compensation — Compensation Discussion and Analysis – Compensation Framework – Long-Term (Equity) Incentive Plan".

(4) All outstanding awards that were eligible to be vested were vested on January 20, 2025 while the remaining awards were forfeited.

(5) This row reflects the number of shares of common stock underlying time-based restricted stock units granted on January 25, 2023 under the 2016 LTIP, which vested or are scheduled to vest in equal increments on January 25, 2025 and January 25, 2026.

LSB Industries, Inc. Proxy Statement 59

(6) This row reflects the number of shares of common stock underlying performance-based restricted stock units granted on January 25, 2023 under the 2016 LTIP, which are scheduled to vest on January 25, 2026.

(7) This row reflects the number of shares of common stock underlying time-based restricted stock units granted on January 17, 2024 under the 2016 LTIP, which vested or are scheduled to vest in equal increments on January 17, 2025, January 17, 2026 and January 17, 2027.

(8) This row reflects the number of shares of common stock underlying performance-based restricted stock units granted on January 17, 2024 under the 2016 LTIP, which are scheduled to vest on January 17, 2027.

(9) This row reflects the number of shares of common stock underlying time-based restricted stock units granted on March 8, 2022 under the 2016 LTIP, which vested on March 8, 2025.

Stock Vested During 2024

The following table contains information regarding the vesting of stock awards held by our NEOs during 2024.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Mark T. Behrman	306,999	$2,350,581
Cheryl A. Maguire	62,698	$479,721
Michael J. Foster	65,728	$502,755
Kristy D. Carver	25,470	$246,788
Damien J. Renwick	30,717	$235,483
John P. Burns	44,301	$338,857

(1) The amounts reported in this column represent the number of shares underlying restricted stock units that vested during 2024, without reduction for any shares withheld to satisfy applicable tax obligations.

(2) The value equals the Company's closing stock price on the business day immediately before the vesting date multiplied by the number of shares vesting or acquired on vesting.

Equity Compensation Plan Information

The following table shows, as of December 31, 2024, information with respect to our equity compensation plans under which shares of common stock are authorized for issuance.

Plan category	Number of securities to be issued upon exercise of outstanding options, restricted stock units, warrants and rights (a)	Weighted average exercise price of outstanding options, restricted stock units, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)(1) (c)
Equity compensation plans approved by stockholders	1,688,093	$—	5,389,938	(2)
Equity compensation plans not approved by stockholders	—	—	—
Total	1,688,093	$—	5,389,938

As of December 31, 2024, there were restricted stock units outstanding to acquire a total of 1,688,093 shares of common stock under our 2016 LTIP.

(1)
The amount in column (c) includes 954,864 shares that remain available for issuance under our 2016 LTIP and 4,435,074 shares that remain available for issuance under our 2022 Employee Stock Purchase Plan ("2022 ESPP") approved in May 2022 at our annual meeting of stockholders.
(2)
On January 16, 2025, our Board approved annual stock awards to Messrs. Behrman, Foster and Renwick and Ms. Maguire covering 431,914 shares of common stock. As of March 24, 2025, 242,888 shares remained available for issuance pursuant to future awards under the 2016 LTIP and 4,435,074 shares remain available for issuance pursuant to our 2022 ESPP (collectively, the "Equity Plans"). For additional information regarding our Equity Plans, please see Notes 9 and 10 to our audited financial statements included in our Annual Report on Form 10-K for fiscal year ended December 31, 2024.

LSB Industries, Inc. Proxy Statement 60

Potential Payments Upon Termination or Change in Control

Severance Payments and Benefits

As previously discussed, on December 30, 2018, we entered into an employment agreement with each of Ms. Maguire and Messrs. Behrman, and Foster, and on December 20, 2019 (effective on February 3, 2020) with Mr. Burns (collectively, the “Employment Agreements”). While we have not entered into an employment agreement with Ms. Carver, we did enter into a severance and change of control agreement with her effective March 31, 2020. We are not party to an employment agreement with Mr. Renwick.

The Employment Agreements with our NEOs provide for potential severance payments upon the termination of the applicable NEO’s employment in certain situations, including in connection with a "change in control," termination without "cause" by the Company or termination by the executive for "good reason," due to nonrenewal by the Company and upon the death or permanent disability of the executive (as each term is defined in the NEO’s Employment Agreement, as applicable).

Termination for Cause, without Good Reason, or Due to Executive’s Nonrenewal. In the event of the executive’s termination by the Company for "cause" or by the executive without "good reason," the Company has no severance obligation to the executive other than payment of accrued obligations, which are (i) earned but unpaid base salary through the date of termination, (ii) any employee benefits to which the executive has a vested entitlement as of the date of termination, (iii) accrued but unused vacation, (iv) any earned but unpaid annual bonus for a performance year that has ended on or prior to the date of termination; and (v) approved but unreimbursed eligible business expenses. Additionally, pursuant to the terms of the applicable restricted stock unit award agreements, all unvested restricted stock units will be forfeited by the executive (including Mr. Renwick and Ms. Carver) upon termination for cause, without good reason or the executive’s non-renewal.

Death or Permanent Disability. Under the terms of the Employment Agreements, in the event of the NEO’s death or termination on account of becoming permanently disabled, the agreement will terminate and the executive will be entitled to (i) payment of accrued obligations and (ii) payment of a pro-rata portion of his or her annual bonus for the relevant year determined and paid in accordance with the Company’s regular bonus practices. Additionally, pursuant to the terms of the applicable restricted stock unit award agreements, a pro-rata portion of the executive’s time-based restricted stock units will vest upon termination of the executive’s service due to death or disability calculated by multiplying the number of restricted stock units scheduled to vest on the anniversary of the grant date immediately succeeding the date of termination by a fraction, the numerator of which is the number of days that have elapsed from the last anniversary of the grant date and the denominator of which is 365. For performance-based restricted stock units, a pro-rata portion of the target number of restricted stock units will vest based on actual performance, as determined in good faith by the Compensation Committee. Any outstanding equity awards to Mr. Renwick and Ms. Carver will be treated in the same manner as the other NEOs.

Termination without Cause, for Good Reason or Due to Company’s Nonrenewal. Under the terms of the Employment Agreements, if the executive is terminated by the Company without "cause," by the executive for "good reason" or by the Company’s proper notice of nonrenewal of the Employment Agreement, the executive will be entitled to (i) payment of a pro rata portion of his or her annual bonus for the year in which such termination occurs based on the actual achievement of the applicable performance criteria for such year and paid in accordance with the Company's regular bonus practices; (ii) payment of a lump sum cash payment equal to the product of one times (or two times in the case of Mr. Behrman) the sum of his or her then-current base salary and target bonus payable on the first payroll date following the executive’s execution and non-revocation of a general release of claims; and (iii) continued participation in our medical, dental and hospitalization insurance coverage for himself or herself and his or her qualified dependents for a period of 18 months with the employer portion of the continued coverage paid by the Company. If Ms. Carver is terminated by the company without "cause" or by Ms. Carver for "good reason," she will be entitled to a severance payment equal to one times her then-effective salary. Additionally, pursuant to the terms of the applicable restricted stock unit award agreements, upon termination of the executive by the Company without cause, by the executive for good reason or by the Company's proper notice of nonrenewal of the Employment Agreement, all time-based restricted stock units will automatically vest. For performance-based restricted stock units, the executive will vest in a pro-rata portion of the performance-based restricted stock units will vest, based on the actual performance determined at the end

LSB Industries, Inc. Proxy Statement 61

of the performance period by the Compensation Committee in good faith. Any outstanding equity awards to Mr. Renwick and Ms. Carver will be treated in the same manner as the other NEOs.

Change in Control. Under the terms of the Employment Agreements, if the NEO’s employment is terminated by the Company without "cause" or by the executive for "good reason" (A) upon or within 24 months of the change in control or (B) either (x) within 90 days prior to the date a definitive agreement is executed which results in a change in control within 180 days after the date such definitive agreement is executed or (y) on or within 180 days following the date a definitive agreement is executed which results in a change in control within 180 days after the date such definitive agreement is executed, the executive will be entitled to:

(i)
payment of a pro rata portion of his or her annual bonus for the year in which such termination occurs based on the actual achievement of the applicable performance criteria for such year and paid in accordance with the Company's regular bonus practices;
(ii)
payment of a lump sum cash payment equal to the product of two times (or three times in the case of Mr. Behrman) the sum of his or her then-current base salary and target bonus, payable on the first payroll date following the executive’s execution and non-revocation of a general release of claims (the "Payment Date"), provided that, in connection with a termination described in clause (B) above, a portion of the lump sum payment (equal to one times the sum of the NEOs then-current base salary and target bonus will be paid on the later of the Payment Date and the date of the change in control; and
(iii)
continued participation in our medical, dental and hospitalization insurance coverage for himself or herself and his or her qualified dependents for a period of 18 months, with the employer portion of the continued coverage paid by the Company.

If Ms. Carver is employed by the Company at the time of a change in control and her employment is terminated without "cause" or by the executive with "good reason" within 12 months of the change in control, then Ms. Carver will be entitled to a payout of a lump sum cash payment equal to the product of one times her then-current salary and her target bonus payable on the first payable date following her execution and non-revocation of a general release of claims.

Additionally, pursuant to the terms of the applicable restricted stock unit award agreements, upon termination resulting from a change in control, if the restricted stock unit award is not assumed or substituted in connection with a change in control, all time-based restricted stock units will automatically vest in full. For performance-based restricted stock units, if a change in control occurs prior to the end of the performance period, the portion of the target number that is earned will be determined by the Compensation Committee immediately prior to the change in control and will equal the greater of (x) the target number of restricted stock units or (y) the portion of the target number that is earned based on the actual performance as determined by the Compensation Committee. Any outstanding equity awards to Mr. Renwick and Ms. Carver will be treated in the same manner as the other NEOs.

Table of Severance Benefits

The following table summarizes the dollar amounts of potential payments to each NEO upon a qualifying termination of employment or change in control pursuant to the terms of our equity incentive plans, the Employment Agreements, and Ms. Carver’s severance and change in control agreement, as applicable, assuming that the events described in the table occurred on December 31, 2024, and using the closing price of the Company’s common stock on December 31, 2024, the last business day of 2024, of $7.59. The values below are our best estimates of the severance payments and benefits the NEOs would receive upon a termination of employment or a change in control as of December 31, 2024 and we believe the amounts are calculated using reasonable assumptions. All amounts are before taxes, which would reduce amounts ultimately received by our NEOs. The table is only intended to summarize various terms of the Employment Agreements and equity award documents and is qualified in its entirety by reference to the full text of the actual agreements, copies of which are on file with the SEC.

LSB Industries, Inc. Proxy Statement 62

Executive Officer	Termination For Cause $	Termination Without Cause or For Good Reason $		Termination During Change in Control Period $		Change in Control Without Termination(1) $		Death $		Disability $
Mark T. Behrman
STI Plan Payments(2)	$501,000	$501,000		$501,000		$501,000		$501,000		$501,000
Cash Severance	$—	$3,137,400	(3)	$4,706,100	(5)	$—		$—		$—
Equity Awards
Unvested and Accelerated	$—	$4,053,053	(6)	$4,053,053	(6)	$4,053,053	(6)	$1,984,474	(8)	$1,984,474	(8)
Health Coverage(7)	$—	$23,356		$23,356		$—		$—		$—
Total	$501,000	$7,714,809		$9,283,509		$4,554,053		$2,485,474		$2,485,474
Cheryl A. Maguire
STI Plan Payments(2)	$200,000	$200,000		$200,000		$200,000		$200,000		$200,000
Cash Severance	$—	$766,500	(3)	$1,533,000	(5)	$—		$—		$—
Equity Awards
Unvested and Accelerated	$—	$743,799	(6)	$743,799	(6)	$743,799	(6)	$375,447	(8)	$375,447	(8)
Health Coverage(7)	$—	$23,356		$23,356		$—		$—		$—
Total	$200,000	$1,733,655		$2,500,155		$943,799		$575,447		$575,447
Michael J. Foster
STI Plan Payments(2)	$161,000	$161,000		$161,000		$161,000		$161,000		$161,000
Cash Severance	$—	$737,800	(3)	$1,475,600	(5)	$—		$—		$—
Equity Awards
Unvested and Accelerated	$—	$742,909	(6)	$742,909	(6)	$742,909	(6)	$355,204	(8)	$355,204	(8)
Health Coverage(7)	$—	$23,356		$23,356		$—		$—		$—
Total	$161,000	$1,665,065		$2,402,865		$903,909		$516,204		$516,204
Kristy D. Carver
STI Plan Payments(2)	$102,000	$102,000		$102,000		$102,000		$102,000		$102,000
Cash Severance	$—	$333,000	(4)	$499,500	(5)	$—		$—		$—
Equity Awards
Unvested and Accelerated	$—	$251,289	(6)	$251,289	(6)	$251,289	(6)	$113,159	(8)	$113,159	(8)
Health Coverage(7)	$—	$23,356		$23,356		$—		$—		$—
Total	$102,000	$709,645		$876,145		$353,289		$215,159		$215,159
Damien J. Renwick
STI Plan Payments	$—	$—		$—		$—		$—		$—
Cash Severance	$—	$—		$—		$—		$—		$—
Equity Awards
Unvested and Accelerated	$—	$591,131	(6)	$591,131	(6)	$591,131	(6)	$278,120	(8)	$278,120	(8)
Health Coverage(7)	$—	$—		$—		$—		$—		$—
Total	$—	$591,131		$591,131		$591,131		$278,120		$278,120
John P. Burns
STI Plan Payments(2)	$92,000	$92,000		$92,000		$92,000		$92,000		$92,000
Cash Severance	$—	$252,000	(3)	$504,000	(5)	$—		$—		$—
Equity Awards
Unvested and Accelerated	$—	$500,765	(6)	$500,765	(6)	$500,765	(6)	$256,208	(8)	$256,208	(8)
Health Coverage(7)	$—	$23,356		$23,356		$—		$—		$—
Total	$92,000	$868,121		$1,120,121		$592,765		$348,208		$348,208
(1)
The amounts shown in this column represent the value attributable to accelerated vesting of equity awards upon a change in control under the terms of our equity incentive plans and employment agreements, which would be realized by the NEOs regardless of whether they incurred a termination of employment in connection with such change in control.
(2)
This amount represents the actual STI Plan payments made to the NEO earned in 2024. Under their employment agreements, upon a termination of employment, the NEOs are entitled to any earned but unpaid bonuses for a performance year prior to the year of termination.
(3)
This amount represents one times (two times for Mr. Behrman) the sum of base salary and target bonus.
(4)
This amount represents one times the base salary.
(5)
This amount represents two times (three times for Mr. Behrman) the sum of base salary and target bonus.
(6)
This amount represents the value of the restricted stock units that would have vested if the qualifying event occurred on December 31, 2024, valued at $7.59 per share, the closing price of our stock on the NYSE on December 31, 2024.

LSB Industries, Inc. Proxy Statement 63

(7)
The amounts included for health coverage are the estimated cost to us for providing continuing health care under our existing medical, dental and vision benefits to each eligible executive for the applicable time period specified in the NEO’s Employment Agreement.
(8)
Represents the value on December 31, 2024 of the pro-rata vesting of outstanding equity awards upon the death or disability of the executive valued at $7.59 per share, the closing price of our stock on the NYSE on December 31, 2024.

CEO Pay Ratio

Our CEO to median employee pay ratio is calculated pursuant to Item 402(u) of Regulation S-K. We identified the median employee by examining the income set out on form W-2 for all individuals, including our CEO, who were employed by the Company on December 31, 2024. We included all employees in the calculation (other than our CEO), whether employed on a full-time, part-time or seasonal basis, as of the end of the year. We believe the use of W-2 income for all employees is a consistently applied compensation measure.

Mr. Behrman’s 2024 total annual compensation was $4,344,104 as reflected in the Summary Compensation Table included in this Proxy Statement. Our median employee’s total annual compensation for 2024, determined in the same manner as the compensation reported for the NEOs in the Summary Compensation Table, was $111,035. As a result, the ratio of Mr. Behrman’s total compensation to that of our median employee was 39 to 1.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Pay Versus Performance

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid, as computed under SEC rules, and certain financial performance of the Company. For more information about the Company’s executive compensation program, see the "Executive Compensation - Compensation Discussion and Analysis" and "Executive Compensation Tables". In 2021, we closed on a transaction with LSB Funding, the former holder of $310 million of LSB Series E-1 and F-1 Preferred Stock, exchanging those preferred shares for shares of our common stock (the "Exchange Transaction"). The successful completion of the Exchange Transaction had the effect of upgrading the Company’s credit rating, significantly reducing the cost of capital, and enhancing the Company’s liquidity. As a result, our share price increased from $2.61 per share at the end of 2020 to $11.05 per share at the end of 2021. The "compensation actually paid" disclosures for 2021 below include the revaluation of all unvested and vested equity awards from the end of 2020 to the end of 2021.

					Value of Initial Fixed $100 Investment Based on
Fiscal Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)	Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)	Net Income (Loss) (in Thousands) ($)	Adjusted EBITDA (in Thousands) ($)
	(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)
2024	4,344,104	2,674,279	955,626	730,608	291	112	(19,353)	129,520
2023	4,474,648	957,866	1,082,744	490,983	357	110	27,923	132,664
2022	3,697,513	5,573,078	1,102,427	1,406,020	510	98	230,347	414,653
2021	3,482,297	17,249,052	1,034,033	2,716,739	424	123	43,545	191,031
(1)
The dollar amounts reported for Mr. Behrman, our Principal Executive Officer ("PEO"), under "Summary Compensation Table Total for PEO" represent the amount of total compensation reported for Mr. Behrman for each corresponding year in the "Total" column of the Summary Compensation Table as reflected on page 57.
(2)
The dollar amounts reported for Mr. Behrman under "Compensation Actually Paid to PEO" represent the amount of "compensation actually paid" to Mr. Behrman, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Behrman during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table below were made to Mr. Behrman's total compensation for each year to determine the compensation actually paid. The valuation assumptions used to calculate the fair values of time-based restricted stock units and performance-based restricted stock units include the stock price as of the applicable measuring date and, in the case of performance-based restricted stock units, the probable outcome of the performance conditions as of the applicable measuring date (or actual performance results approved by the Compensation Committee as of the applicable vesting date). These assumptions did not materially change from those in effect on the date of grant.

LSB Industries, Inc. Proxy Statement 64

	Mark Behrman
	2024 ($)	2023 ($)	2022 ($)	2021 ($)
Total Compensation as reported in Summary Compensation Table	4,344,104	4,474,648	3,697,513	3,482,297
Fair value of equity awards granted during fiscal year	(3,083,451)	(3,146,428)	(2,089,578)	(1,787,997)
Fair value of equity compensation granted in current year—value at end of year-end	2,827,812	2,049,569	2,577,248	9,194,948
Change in fair value from end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during current fiscal year	(507,579)	(234,413)	282,992	4,999,192
Change in fair value from end of prior fiscal year to end of current fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	(906,607)	(2,185,510)	1,104,903	1,360,612
Dividends or other earnings paid on stock or options awards in the covered fiscal year prior to the vesting date that are not otherwise reflected in Fair Value or included in the total compensation for the covered fiscal year	—	—	—	—
Fair value of awards forfeited in current fiscal year determined at end of prior fiscal year	—	—	—	—
Compensation Actually Paid to PEO	2,674,279	957,866	5,573,078	17,249,052
(3)
The dollar amounts reported under "Average Summary Compensation Total for non-PEO NEOs" represent the average of the amounts reported for the Company’s non-PEO NEOs as a group (excluding any individual serving as our PEO for such year) in the "Total" column of the Summary Compensation Table in each applicable year. The non-PEO NEOs included for purposes of calculating the average amounts in 2024 Ms. Maguire, Ms. Carver, and Messrs. Foster, Burns, and Renwick.
(4)
The dollar amounts reported under "Average Compensation Actually Paid to non-PEO NEOs" represent the average amount of "compensation actually paid" to the non-PEO NEOs as a group (excluding the PEO), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the non-PEO NEOs as a group during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table below were made to the non-PEO NEOs’ total compensation for each year to determine the compensation actually paid. The equity award adjustments for each applicable year reflect the same methodology described above for Mr. Behrman.

	Non-PEO NEO Averages
	2024 ($)	2023 ($)	2022 ($)	2021 ($)
Total Compensation as reported in Summary Compensation Table	955,626	1,082,744	1,102,427	1,034,033
Fair value of equity awards granted during fiscal year	(428,919)	(472,778)	(369,167)	(258,495)
Fair value of equity compensation granted in current year—value at end of year-end	393,358	307,966	455,321	1,307,445
Change in fair value from end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during current fiscal year	(65,517)	(50,958)	10,402	414,281
Change in fair value from end of prior fiscal year to end of current fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	(123,940)	(375,991)	207,037	219,475
Dividends or other earnings paid on stock or options awards in the covered fiscal year prior to the vesting date that are not otherwise reflected in Fair Value or included in the total compensation for the covered fiscal year	—	—	—	—
Fair value of awards forfeited in current fiscal year determined at end of prior fiscal year	—	—	—	—
Compensation Actually Paid to Non-PEO NEOs	730,608	490,983	1,406,020	2,716,739

(5)
Represents the cumulative total shareholder return on the Company’s common stock and is based on an initial investment of $100 on December 31, 2020, the last trading day of 2020, through the last trading day for the applicable year in the table, and is calculated by taking the difference between the Company’s share price at the end and the beginning of the measurement period, and dividing by the share price at the beginning of the measurement period.
(6)
Please see “Compensation Framework - Compensation Peer Group” for the list of companies comprising our peer group used for the Peer Group Total Shareholder Return in this table. The Peer Group Total Shareholder Return for all four years presented in this table is based on the 2024 peer group of companies, which is different from the peer group for determining compensation in 2023. The peer group in 2023 consisted of: Advansix Inc., American Vanguard Corporation, Balchem Corporation, Compass Minerals International, Inc., CSW Industrials, Inc., CVR Partners, LP, Ecovyst, Inc., Hawkins, Inc., Haynes International, Inc., Ingevity Corporation, Intrepid Potash, Inc., Livent Corp., Orion Engineered Carbons S.A., Quaker Chemical Corporation. Haynes International, Inc. was delisted and Livent Corp. effected a merger or was acquired in 2024 and therefore we only include market prices in 2024 through their respective last trading day. The total shareholder return for our former peer group (excluding the aforementioned delisted or acquired/merged companies) would have been $117, $101, $111 and $115 for 2021, 2022, 2023 and 2024, respectively. Our compensation peer group changed from fiscal year 2023 to 2024 upon recommendation of the Compensation Committee’s compensation consultants.
(7)
The dollar amounts reported represent the amount of net income of the Company reported in our Annual Report on Form 10-K for the applicable fiscal year.
(8)
Our Adjusted EBITDA measure is derived from net income (loss) after making adjustments to add back net interest expense, depreciation and amortization, provision for income taxes, stock-based compensation expense, certain legal fees and turnaround costs, and to subtract gains on extinguishment of debt.

LSB Industries, Inc. Proxy Statement 65

As noted above, the Compensation Committee believes in a comprehensive evaluation of the NEOs’ and the Company’s performance, and uses a mix of performance measures under our annual STI Plan and our 2016 LTIP to align executive pay with Company performance.

We believe the table above generally shows the alignment between compensation actually paid to our PEO and our non-PEO NEOs and the Company’s performance, consistent with our compensation philosophy. Specifically, a large portion of our NEOs’ compensation is reliant on the Company’s financial performance and, as such, the PEO "compensation actually paid" and non-PEO NEO average "compensation actually paid" each year was aligned with our financial performance and our TSR performance.

Compensation Actually Paid vs. Cumulative Total Shareholder Return
Compensation Actually Paid (in thousands)
Company Cumulative Total Shareholder Return
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$600
$500
$400
$300
$200
$100
$0
$17,249
$5,573
$958
$2,674
$2,717
$1,406
$491
$731
$424
$510
$357
$291
2021
2022
2023
2024
PEO Cap
Non-PEO CAP
TSR

Description of Relationship Between NEO Compensation and Total Shareholder Return.

As reflected in the table above, our Total Shareholder Return ("TSR") increased from the beginning of fiscal year 2021 to the end of fiscal year 2022 and then decreased to the end of fiscal year 2024. During the same period, "compensation actually paid" to our PEO (Mr. Behrman), and average "compensation actually paid" to our non-PEO NEOs, decreased through 2023 and increased slightly through the end of 2024. The "compensation actually paid" to our PEO and the average "compensation actually paid" to our non-PEO NEOs (Ms. Maguire, and Messrs. Foster, Burns and Renwick for 2022, 2023 and 2024 and Ms. Maguire and Ms. Carver and Messrs. Foster, Burns and Renwick for 2021) was higher in 2021 than in 2022, 2023 and 2024. This is primarily due to the impact of the significantly lower share price under the 2016 LTIP grant date in 2021 as compared with the "Fair value of equity compensation granted in current year – value at end of year-end" for 2022. 2023 and 2024. The increase in share price from the grant date to the end of the year resulted, in large part, from the Exchange Transaction the Company successfully completed in 2021. The Compensation Committee considers the Company’s stock performance as one of several factors to be considered in setting the compensation of our PEO and our non-PEO NEOs. Because a significant portion of the PEO’s and non-PEO NEOs’ compensation is stock-based, the Compensation Committee anticipates that the "compensation actually paid" to such officers will vary with changes in the price of our common stock.

LSB Industries, Inc. Proxy Statement 66

Compensation Actually Paid vs. Net Income (Loss)
Compensation Actually Paid (in thousands)
Net Income (loss) (in thousands)
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$250,000
$200,000
$150,000
$100,000
$50,000
$0
-$50,000
$17,249
$230,347
$43,545
$5,573
$27,923
$2,674
-$19,353
$2,717
$1,406
$958
$491
$731
2021
2022
2023
2024
PEO Cap
Non-PEO CAP
Net Income (loss)

Description of Relationship Between NEO Compensation and Net Income (Loss).

As reflected in the table above, Net Income for the Company increased from the beginning of fiscal year 2021 to the end of fiscal year 2022 and decreased over fiscal years 2023 and 2024. During the same period, "compensation actually paid" to our PEO (Mr. Behrman), and average "compensation actually paid" to our Non-PEO NEOs (Ms. Maguire, and Messrs. Foster, Burns and Renwick for 2022 and Ms. Maguire and Ms. Carver and Messrs. Foster, Burns and Renwick for 2021), decreased. The "compensation actually paid" to our PEO and the average "compensation actually paid" to our non-PEO NEOs was higher in 2021 than in 2022 primarily due to the Exchange Transaction the Company successfully completed in 2021, which increased the Company’s share price during 2021 resulting in an increase in the fair value of awards, both granted in 2021 and in prior years. The "compensation actually paid" to our PEO and the average "compensation actually paid" to our non-PEO NEOs was lower in 2023 than in 2022, primarily due to the impact of our share price decline in 2023, which resulted in lower fair values of outstanding awards at year end 2023, and due to certain performance-based grants no longer being considered probable of vesting.

LSB Industries, Inc. Proxy Statement 67

Compensation Actually Paid vs. Adjusted EBITDA
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Compensation Actually Paid (in thousands)
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
Adjusted EBIDTA (in thousands)
$17,249
$414,653
$191,031
$5,573
$132,664
$129,520
$2,717
$1,406
$2,674
$958
$731
$491
2021
2022
2023
2024
PEO Cap
Non-PEO CAP
Adjusted EBITDA

Description of Relationship Between NEO Compensation and Adjusted EBITDA.

As reflected in the table above, Adjusted EBITDA for the Company increased from the beginning of fiscal year 2021 to the end of fiscal year 2022 and then decreased to the end of 2024. During the same period, "compensation actually paid" to our PEO (Mr. Behrman), and average "compensation actually paid" to our Non-PEO NEOs (Ms. Maguire, and Messrs. Foster, Burns and Renwick for 2022 and 2023 and Ms. Maguire and Ms. Carver and Messrs. Foster, Burns and Renwick for 2021), decreased. The "compensation actually paid" to our PEO and the average "compensation actually paid" to our non-PEO NEOs was higher in 2021 than in 2022 primarily due to the Exchange Transaction the Company successfully completed in 2021, which increased the Company’s share price during 2021 resulting in an increase in the fair value of awards, both granted in 2021 and in prior years. The "compensation actually paid" to our PEO and the average "compensation actually paid" to our non-PEO NEOs was lower in 2023 than in 2022, primarily due to the impact of our share price decline in 2023, which resulted in lower fair values of outstanding awards at year end 2023, and due to certain performance-based grants no longer being considered probable of vesting.

LSB Industries, Inc. Proxy Statement 68

Comparison of Cumulative Total Shareholder Return (TSR)
Compensation Actually Paid (in thousands)
$600
$500
$400
$300
$200
$100
$0
2021
2022
2023
2024
$424
$510
$357
$291
$123
$98
$110
$112
LSB
Peer Group

Description of Relationship Between NEO Compensation and Total Shareholder Return.

As reflected in the table above, our Total Shareholder Return ("TSR") increased from the beginning of fiscal year 2021 to the end of fiscal year 2022 and then decreased to the end of fiscal year 2024. During the same period, "compensation actually paid" to our PEO (Mr. Behrman), and average "compensation actually paid" to our non-PEO NEOs, decreased. The "compensation actually paid" to our PEO and the average "compensation actually paid" to our non-PEO NEOs (Ms. Maguire, and Messrs. Foster, Burns and Renwick for 2022 and 2023 and Ms. Maguire and Ms. Carver and Messrs. Foster, Burns and Renwick for 2021) was higher in 2021 than in 2022 primarily due to the Exchange Transaction the Company successfully completed in 2021, which increased the Company’s share price during 2021 resulting in an increase in the fair value of awards, both granted in 2021 and in prior years. The "compensation actually paid" to our PEO and the average "compensation actually paid" to our non-PEO NEOs was lower in 2023 than in 2022, primarily due to the impact of our share price decline in 2023, which resulted in lower fair values of outstanding awards at year end 2023, and due certain performance-based grants no longer being considered probable of vesting. The Compensation Committee considers the Company’s stock performance as one of several factors to be considered in setting the compensation of our PEO and our non-PEO NEOs. Because a significant portion of the PEO’s and non-PEO NEOs’ compensation is stock-based, the Compensation Committee anticipates that the "compensation actually paid" to such officers will vary with changes in the price of our common stock.

Most Important Financial Performance Measures

Our Compensation Committee selects performance metrics for our short-term and long-term incentive plans that align NEO interests with those of our shareholders. See "Executive Compensation — Compensation Discussion and Analysis — Compensation Framework" for the definition of these metrics and further explanation of how our compensation metrics in our short-term and long-term incentive plans tie to our business strategy.

LSB Industries, Inc. Proxy Statement 69

Below in an unranked order are the most important financial performance measures used for the fiscal year ended December 31, 2024.

Metric	Alignment
Adjusted EBITDA	Adjusted EBITDA is a cornerstone of our short-term (annual) incentive plan. It is the primary metric by which we measure our profitability and by which investors measure our performance.
Total Shareholder Return

Certain performance-based equity awards under our long-term incentive plan, which are measured and vest over a three year period, are based on absolute total shareholder return (awards granted in 2022) or relative total shareholder return (awards granted in 2023 and 2024).

Environmental, Health & Safety

We utilize an internal environmental, health and safety metric which incorporates the number of injuries, safety incidents and reportable environmental events as a component of our short-term incentive plan (see page 50).

Director Stock Ownership Guidelines

On April 26, 2017, the Board unanimously adopted the LSB Industries, Inc. stock ownership guidelines. The stock ownership guidelines require each non-employee director (other than Mr. Bobb and Ms. Kitamura) to own shares of our common stock having an aggregate value of at least $310,000 (two times the non-employee director retainer) by the later of (i) five years following the effective date of the guidelines (April 26, 2022) or (ii) the fifth anniversary of a director’s election to the Board. The value of the director’s holdings is calculated using the higher of the actual cost of a director’s holdings when purchased or the market value of the holdings.

As of December 31, 2024, each of Messrs. Golsen, Packebush, Roedel, Sanders, White and Ms. Peninger are in compliance with the stock ownership guidelines and exceeds the minimum stock ownership level under the director stock ownership guidelines. Mr. Chandler has until November 2029 to meet the director stock ownership guidelines.

Director Compensation

2024 Director Compensation Table

The following table sets forth the compensation earned by our non-employee directors who served on the Board during 2024. Mr. Bertocco is not included in the table below because he did not serve as a director in 2024.

Name(1)	Fees Earned or Paid in Cash(2)	Stock Awards(2)(3)	All Other Compensation	Total
Jonathan S. Bobb	$197,500	$—	$—	$197,500
John D. Chandler	$12,704	$—	$—	$12,704
Barry H. Golsen	$195,000	$—	$—	$195,000
Kanna Kitamura	$192,500	$—	$—	$192,500
Steven L. Packebush	$86,250	$105,003	$—	$191,253
Diana M. Peninger	$88,750	$105,003	$—	$193,753
Richard W. Roedel(4)	$—	$238,916	$—	$238,916
Richard S. Sanders	$86,250	$105,003	$—	$191,253
Lynn F. White	$117,228	$105,003	$—	$222,231

(1)
Directors who were also employees at the time of service, such as Mr. Behrman, receive no additional compensation for their services on our Board and are not included in this table. The 2024 compensation received by Mr. Behrman is shown in the Summary Compensation Table.
(2)
Director fees for Mr. Bobb and Ms. Kitamura are paid to Eldridge Business Services LLC. Because the 2016 LTIP does not allow payment in shares to corporate entities, Mr. Bobb and Ms. Kitamura received an additional cash grant in the amount of $105,000 in lieu of the grant of restricted stock units as determined by the Compensation Committee. Due to his significant stock holdings in the Company, the Board agreed to exempt Mr. B. Golsen from receiving a portion of his director fees in the form of restricted stock units and his director fees were paid entirely in cash. Mr. Roedel elected to defer his cash compensation and receive Deferred Stock Units in lieu of his cash fees during 2024.
(3)
The amounts shown in this column represent the aggregate grant date fair value of the restricted stock units granted to our directors computed in accordance with FASB ASC Topic 718, determined without regard to forfeitures. The annual grant to our directors occurred on May 24, 2024, with a grant date fair value of $9.70 per restricted stock unit. In addition, the amount for Mr. Roedel includes $133,913 of fees which he elected to defer as Deferred Stock Units, which were priced on December 16, 2024, at $8.79 per unit. See discussion on the Nonqualified Deferred

LSB Industries, Inc. Proxy Statement 70

Compensation Plan for Non-Employee Directors below. For purposes of the director equity compensation, we did not issue any fractional restricted stock units and, as a result, the aggregate grant date fair value of each director’s annual grant of restricted stock units is slightly more than $105,000. This amount does not reflect the actual value that may be recognized by the directors. As of December 31, 2024, Messrs. Packebush held 10,825 unvested restricted stock units, Ms. Peninger held a 22,389 unvested restricted stock units, Mr. Roedel held 54,199 unvested restricted stock units, Mr. Sanders held 10,825 unvested restricted stock units and Mr. White held 22,389 unvested restricted stock units.
(4)
Mr. Chandler was appointed to the Board on November 7, 2024.
(5)
Mr. Roedel resigned from the Board, effective January 6, 2025.

The compensation of non-employee directors is governed by our non-employee Director Compensation and Stock Ownership Policy (as amended and restated, the "Director Policy"). The elements of non-employee director compensation are summarized below:

Compensation Element(1)	Annual Compensation
Non-employee director annual cash fee	$75,000	(2)
Equity compensation (restricted stock units)	$120,000	(3)
Audit Committee Chair cash fee	$20,000
Audit Committee member cash fee (excluding Chair)	$10,000
Compensation Committee Chair cash fee	$15,000
Compensation Committee member cash fee (excluding Chair)	$7,500
Nominating Committee Chair cash fee	$12,500	(4)
Nominating Committee member cash fee (excluding Chair)	$5,000
Lead Independent Director cash fee	$45,000
(1)
From time to time, the Board may approve additional annual cash fees for members of other committees established by the Board
(2)
The non-employee director annual cash fee in effect for the first and second quarters of 2024 was $70,000, or $17,500 per quarter. The annual cash fee was increased to $75,000, or $18,750 per quarter, beginning with the payment for service in the third quarter of 2024.
(3)
At the time of the annual equity grant in May 2024, the Director Policy contemplated an annual grant of restricted stock units with a target grant date fair market value of $105,000. The restricted stock units will vest and be settled on the first anniversary of the grant date. In certain circumstances, the Compensation Committee may determine to pay an additional annual cash fee equal in lieu of the grant of restricted stock units, as was the case in 2024 for Messrs. Bobb and B. Golsen and Ms. Kitamura. In August 2024, the Board amended the Director Policy to increase the target value of the equity compensation from $105,000 to $120,000, beginning with the grant on the first business day following the Annual Meeting in May 2025.
(4)
The Nominating Committee Chair cash fee in effect for the first and second quarters of 2024 was $10,000, or $2,500 per quarter. The cash fee was increased to $12,500, or $3,125 per quarter, beginning with the payment for service in the third quarter of 2024.

Cash fees earned under the Director Policy are earned on a calendar-quarter basis and are paid in arrears not later than the 15th day following the end of each calendar quarter. Such cash fees are pro-rated to reflect the period of year during which the director was not a member of the Board. Additionally, under the Director Policy, restricted stock units are granted on the first business day following our annual meeting of stockholders each year. The number of restricted stock units is determined by dividing the target value by the closing price of our common stock on the grant date.

Certain of our directors are eligible to participate in the Nonqualified Deferred Compensation Plan for Non-Employee Directors. Under the Plan, participants make an election to defer settlement of some or all of the restricted stock units granted or cash compensation earned to a future date. The election must be made before the end of the preceding year that the restricted stock units are granted or cash compensation is earned. Participants choose the amounts to defer and the future settlement date(s) or event(s). Settlement dates can be fixed or contingent on a change in control or separation of service. We established an equity instrument in the form of a Deferred Stock Unit ("DSU") which is a restricted stock unit that settles on a specified deferred payment date as opposed to on the vesting date. Restricted stock units which are elected to be deferred will be classified as DSUs on the grant date. Any cash compensation during the calendar year elected to be deferred will be accrued and accumulated until December 15 of a given year upon which the cash obligation will be exchanged for DSUs, the number of which will be determined by dividing the accrued compensation amount with the market price of LSB’s common stock on December 15. This will result in DSUs with a vesting period (for restricted stock units grants) and DSUs which are already vested at the time of the grant (for cash fees).

LSB Industries, Inc. Proxy Statement 71

Securities Ownership

Security Ownership of 5% Owners

The following table sets forth the beneficial ownership of our common stock as of March 24, 2025, held by beneficial owners of 5% or more of our common stock.

The amounts and percentage of shares beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days of March 24, 2025. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities as to which he has no economic interest. Except as indicated by footnote, the persons named in the table below have sole voting and investment power with respect to all stock shown as beneficially owned by them, subject to community property laws where applicable.

Name and Address of Beneficial Owner	Title of Class	Amounts of Shares Beneficially Owned(1)		Percent of Class+
TLB-LSB, LLC	Common	15,306,927	(2)	21.3%
Blackrock	Common	6,249,282	(3)	8.7%
Robert E. Robotti	Common	4,343,307	(4)	6.0%

+ Because of the requirements of the SEC as to the method of determining the amount of shares an individual or entity may own beneficially, the amount shown for an individual may include shares also considered beneficially owned by others. Any shares of stock which a person does not own, but which he or she has the right to acquire within 60 days of March 24, 2025, are deemed to be outstanding for the purpose of computing the percentage of outstanding stock of the class owned by such person but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

(1)
We based the information with respect to beneficial ownership on information furnished by the above-named individuals or entities or contained in filings made with the SEC or our records.
(2)
TLB-LSB, LLC, of which Todd L. Boehly is the sole member, beneficially owns 15,263,493 shares, and a limited liability company over which Todd L. Boehly may be deemed to have investment control owns 43,434 shares. The address for TLB-LSB, LLC is 600 Steamboat Road, Greenwich, Connecticut 06830.
(3)
Blackrock, Inc. has sole voting power over 6,141,047 shares and dispositive power over 6,249,282 shares and does not have shared voting or shared dispositive power over any shares. The address for BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001.
(4)
Robert E. Robotti has sole voting and dispositive power over 13,000 shares and shared voting and dispositive power over 4,330,307 shares . The address for Robert E. Robotti is 125 Park Avenue, Suite 1607, New York, NY 10017.

LSB Industries, Inc. Proxy Statement 72

Security Ownership of Certain Beneficial Owners

The following table sets forth the beneficial ownership of each class of our common stock as of March 24, 2025, held by (1) directors and director nominees; (2) each NEO listed in this Proxy Statement; and (3) all current directors and executive officers as a group.

The amounts and percentage of units beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days of March 24, 2025. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities as to which he has no economic interest. Except as indicated by footnote, the persons named in the table below have sole voting and investment power with respect to all stock shown as beneficially owned by them, subject to community property laws where applicable.

Unless otherwise indicated, the address of each beneficial owner in the table below is c/o LSB Industries, Inc., 3503 NW 63rd Street, Suite 500, Oklahoma City, OK 73116.

Name of Beneficial Owner	Title of Class	Amount of Shares Beneficially Owned(1)(2)		Percent of Class+
Mark T. Behrman	Common	1,325,303		1.8%
John P. Burns (3)	Common	130,917		*
Kristy D. Carver	Common	57,100		*
Michael J. Foster	Common	310,209		*
Cheryl A. Maguire	Common	181,317		*
Damien J. Renwick	Common	60,798		*
Riccardo Bertocco	Common	—		*
Jonathan S. Bobb	Common	12,611		*
John D. Chandler	Common	—		*
Barry H. Golsen	Common	676,388	(4)	*
Kanna Kitamura	Common	—		*
Steven L. Packebush	Common	43,875		*
Diana M. Peninger	Common	48,053		*
Richard S. Sanders, Jr.	Common	187,734		*
Lynn F. White	Common	216,487		*
Directors and Executive Officers as a group (15 persons)	Common	3,119,875		4.3%

* Less than 1%.

+ See footnote "+" to the table under "Security Ownership of Certain 5% Owners."

(1)
We based the information, with respect to beneficial ownership, on information furnished by each director or officer, contained in filings made with the SEC, or contained in our records. Unless otherwise indicated, beneficial ownership consists of sole power to vote or direct the vote and sole power to dispose or direct the disposition of the shares listed, either individually or jointly or in common with the individual’s spouse, subject to community property laws where applicable.
(2)
The table does not include restricted stock units or performance vesting restricted stock units granted to our executive officers under our 2016 Long Term Incentive Plan as these awards cannot be voted during the vesting period.
(3)
Mr. Burns retired from all positions effective April 1, 2025.
(4)
Mr. B. Golsen has the sole voting and dispositive power over 676,388 shares, which consists of (a) 3,568 shares owned directly by Mr. B. Golsen, (b) 376,640 shares of stock owned of record by a certain trust for the benefit of Mr. B. Golsen, over which Mr. B. Golsen is the trustee, and (c) 296,180 shares held in certain trusts for the benefit of children and grandchildren of Mr. B. Golsen over which Mr. B. Golsen is the trustee.

LSB Industries, Inc. Proxy Statement 73

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, officers, and beneficial owners of more than 10% of the Company’s common stock to file with the SEC reports of holdings and changes in beneficial ownership of the Company’s stock. Based solely on a review of copies of the Forms 3, 4 and 5 furnished to us with respect to 2024, or written representations that no Form 5 was required to be filed, we believe that during 2024 all our directors and officers and beneficial owners of more than 10% of the Company’s common stock timely filed their required Forms 3, 4, or 5 , other than: (i) one late Form 4 filed by each of Mr. Behrman, Mr. Burns, Mr. Foster, Ms. Carver, Ms. Maguire and Mr. Renwick relating to a grant of restricted stock units and (ii) one late Form 3 filed by Mr. Bemis.

Stockholder Proposals

If you wish to submit proposals to be included in our proxy statement for our 2026 annual meeting, proposals must be received at our principal executive offices in writing not later than December 16, 2025. If the date of the 2026 annual meeting is changed by more than 30 days from the date of the 2025 annual meeting, the deadline for submitting proposals is a reasonable time before we begin to print and mail the proxy materials for our 2026 Annual Meeting. Proposals must satisfy the requirements set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and as set out in the Bylaws. Proposals should be addressed to our Corporate Secretary, LSB Industries, Inc., 3503 NW 63rd Street, Suite 500, Oklahoma City, Oklahoma 73116.

Other than matters properly brought under Rule 14a-8, the deadline for providing us with timely notice of matters that you otherwise desire to introduce at our next annual meeting of stockholders, other than those that will be included in our proxy materials, is not later than December 16, 2025, but not before November 16, 2025; provided that if the date of the 2026 annual meeting is more than 30 days before or more than 60 days after May 15, 2026, the notice must be received not later than the 90th day prior to such annual meeting, or if later, the 10th day following the date on which the public disclosure of the date of such annual meeting was made. The written notice must set forth the information specified in the Bylaws.

If you wish to present a proposal, but you fail to notify us by such deadline, you will not be entitled to present the proposal at the 2026 annual meeting.

Only persons who are nominated in accordance with the procedures set forth in our Bylaws are eligible for election as directors. Nominations of persons for election to the Board may be made at a meeting of stockholders at which directors are to be elected only (i) by or at the direction of the Board; or (ii) by any stockholder of the Company entitled to vote for the election of directors at the annual meeting who complies with the notice procedures set forth in our Bylaws. A director nomination made by a stockholder must be delivered or mailed to and received at our principal executive offices not less than 120 days nor more than 150 days prior to the anniversary date of the Annual Meeting; provided, however, if the date of the 2026 annual meeting is more than 30 days before or more than 60 days after such the anniversary date of the Annual Meeting, notice by the stockholder to be timely must be so delivered, or mailed and received not later than the 90th day prior to the 2026 annual meeting, or if later, the 10th day following the date on which the public disclosure of the date of such Annual Meeting was so made. Pursuant to our Bylaws, the deadline for submitting nominations for directors for our annual meeting in 2026 is January 15, 2026, but no nominations may be submitted before December 24, 2025.

The Bylaws also provide that a stockholder satisfying the above notice requirements may nominate an independent director for inclusion in our proxy statement, if the additional specified conditions set forth in our Bylaws, are satisfied.

Stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice to our Corporate Secretary that sets for the information required by Rule 14a-19 of the Exchange Act in accordance with and within the time period prescribed in the advance notice provisions of our Bylaws.

LSB Industries, Inc. Proxy Statement 74

Available Information

We file or furnish annual, quarterly and current reports and other documents with the SEC under the Exchange Act. The public may read and copy any materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E, Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0030. Also, the SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents we file with the SEC at www.sec.gov.

We also make available free of charge through our Internet website (www.lsbindustries.com) our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and, if applicable, amendments to those reports filed or furnished pursuant to Section 13(a) of the Exchange Act as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. In addition to the reports filed or furnished with the SEC, we publicly disclose material information from time to time in press releases, at Annual Meetings of stockholders, in publicly accessible conferences and investor presentations, and through our website.

A copy of the Company’s 2024 Annual Report accompanies this Proxy Statement, which Annual Report includes the Company’s 2024 Form 10-K. Copies of exhibits to the Form 10‑K are available upon request, but a reasonable copy fee per page will be charged to the requesting stockholder.

One copy of the Notice, this Proxy Statement and the Company’s 2024 Annual Report will be sent to stockholders who share an address, unless they have notified the Company that they want to continue receiving multiple packages. This practice, known as "householding," is designed to reduce duplicate mailings and save significant printing and postage costs. If you received a householding mailing this year and you would like to have additional copies of this Proxy Statement and the Company’s 2024 Annual Report mailed to you or you would like to opt out of this practice for future mailings, the Company will promptly deliver such additional copies to you if you submit your request in writing to the address below. You may also contact the Company in the same manner if you received multiple copies of the materials and would prefer to receive a single copy in the future.

Requests for documents relating to the Company should be directed to:

Director—Communications Department

c/o LSB Industries, Inc.

3505 NW 63rd Street, Suite 500

Oklahoma City, Oklahoma 73116

(405) 235-4546

Whether or not you plan to attend the Annual Meeting, you are urged to complete, date and sign the enclosed proxy card and return it in the accompanying envelope or follow the instructions provided for voting by phone or via the Internet, if applicable. Prompt response will greatly facilitate arrangements for the Annual Meeting, and your cooperation is appreciated. Stockholders who attend the Annual Meeting may vote their shares personally even though they have sent in their proxy card or voted by phone or the Internet.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 15, 2025

The Company’s Notice, Proxy Statement for the 2024 Annual Meeting of Stockholders and Annual Report for the year ended December 31, 2024 are available online at www.proxydocs.com/LXU.

By order of the Board of Directors,

Michael J. Foster
Oklahoma City, Oklahoma	Executive Vice President,
April 15, 2025	Secretary and General Counsel

LSB Industries, Inc. Proxy Statement 75

Appendix A

LSB Industries, Inc. 2025 Long-Term Incentive Plan

LSB Industries, Inc.
2025 LONG-TERM INCENTIVE PLAN

The LSB Industries, Inc. 2025 Long-Term Incentive Plan (the “Plan”) was adopted by the Board of Directors of LSB Industries, Inc., a Delaware corporation (the “Company”), effective as of April 9, 2025 (the “Board Approval Date”) to be effective as of the date the Plan is approved by the Company’s stockholders (the “Effective Date”).

1.

PURPOSE

The purpose of the Plan is to attract and retain the services of key Employees, key Contractors, and Outside Directors of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, Dividend Equivalent Rights, Other Awards, and Tandem Awards, whether granted singly, or in combination, or in tandem, that will:

(a)
increase the interest of such persons in the Company’s welfare;
(b)
furnish an incentive to such persons to continue their services for the Company or its Subsidiaries; and
(c)
provide a means through which the Company may attract able persons as Employees, Contractors, and Outside Directors.

With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, such provision or action shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

2.

DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

2.1.
“Applicable Law” means all legal requirements relating to the administration of equity incentive plans and the issuance and distribution of shares of Common Stock, if any, under applicable corporate laws, applicable securities laws, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, the rules of any foreign jurisdiction applicable to Incentives granted to residents therein, and any other applicable law, rule or restriction.
2.2.
“Authorized Officer” is defined in Section 3.2(b) hereof.

Appendix A	LSB Industries, Inc. Proxy Statement 76

2.3.
“Award” means the grant of any Incentive Stock Option, Nonqualified Stock Option, Restricted Stock, SAR, Restricted Stock Unit, Performance Award, Dividend Equivalent Right or Other Award, whether granted singly or in combination or in tandem (each individually referred to herein as an “Incentive”).
2.4.
“Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.
2.5.
“Award Period” means the period set forth in the Award Agreement during which one or more Incentives granted under an Award may be exercised.
2.6.
“Board” means the board of directors of the Company.
2.7.
“Change in Control” means the occurrence of an event set forth in any one of the following paragraphs, except as otherwise provided herein:
(a)
any Person, or more than one Person acting as a “group” (as defined in Section 13(d) of the Exchange Act) acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons) and becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities, excluding any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company; provided, however, a Change in Control shall not occur if such Person or Persons acting as a group already own more than 50% of the Company’s securities and acquire additional Company securities;
(b)
the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least the majority of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or
(c)
any Person, or more than one Person acting as a “group” (as defined in Section 13(d) of the Exchange Act), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons) all or substantially all of the Company’s assets that have a total Gross Fair Market Value equal to more than 50% of the total Gross Fair Market Value of the Company’s assets immediately prior to such acquisition(s).

For purposes hereof:

“Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act except that a Person shall be deemed to be the “Beneficial Owner” of all shares that any such Person has the right to acquire pursuant to any agreement or arrangement or upon exercise of conversion rights, warrants, options or otherwise, without regard to the 60-day period referred to in such rule).

“Company” shall mean, unless as otherwise provided in an Award Agreement, (i) the Company, as defined in Section 2.12; (ii) the entity for whom a Participant performs services for which

Appendix A	LSB Industries, Inc. Proxy Statement 77

an Award is granted; and (iii) an entity that is a stockholder owning more than 50% of the total number of outstanding shares of Common Stock (or other equity interests) and total voting power (i.e., a majority stockholder) of the Company or entity identified in (ii), or any entity in a chain of entities in which each entity is a majority stockholder of another entity in the chain, ending on the Company or the entity identified in (ii).

“Gross Fair Market Value” shall mean the value of the Company’s assets or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

“Person” means any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a limited liability company, a trust or other entity; a Person, together with that Person’s Affiliates and Associates (as those terms are defined in Rule 12b-2 under the Exchange Act, provided that “registrant” as used in Rule 12b-2 shall mean the Company), and any Persons acting as a partnership, limited partnership, joint venture, association, syndicate or other group (whether or not formally organized), or otherwise acting jointly or in concert or in a coordinated or consciously parallel manner (whether or not pursuant to any express agreement), for the purpose of acquiring, holding, voting or disposing of securities of the Company with such Person, shall be deemed a single “Person.”

Notwithstanding the foregoing, no transaction or series of transactions shall be deemed to constitute a Change in Control unless and to the extent such transaction or transactions constitute a change in ownership or control under Section 409A of the Code. Additionally, for purposes of this Section 2.7, Section 318(a) of the Code, regarding constructive ownership, shall apply to determine stock ownership; provided, however, that any stock underlying unvested Nonqualified Stock Options or Incentive Stock Options shall not be treated as owned by such Participant who owns such Nonqualified Stock Option or Incentive Stock Option.

2.8.
“Claim” means any claim, liability or obligation of any nature, arising out of or relating to this Plan or an alleged breach of this Plan or an Award Agreement.
2.9.
“Code” means the United States Internal Revenue Code of 1986, as amended.
2.10.
“Committee” means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.
2.11.
“Common Stock” means the common stock, par value $0.10 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.
2.12.
“Company” means LSB Industries, Inc., a Delaware corporation, and any successor entity.
2.13.
“Contractor” means any natural person (or a wholly owned alter ego entity of the natural person providing such services of which such person is an employee, stockholder, or partner),, who is not an Employee, rendering bona fide services to the Company or a Subsidiary, with compensation, pursuant to a written independent contractor agreement between such person and the Company or a Subsidiary, provided that such services are not rendered in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.
2.14.
“Corporation” means any entity that (a) is defined as a corporation under Section 7701 of the Code and (b) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing

Appendix A	LSB Industries, Inc. Proxy Statement 78

a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain. For purposes of clause (b) hereof, an entity shall be treated as a “corporation” if it satisfies the definition of a corporation under Section 7701 of the Code.
2.15.
“Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of stockholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.
2.16.
“Dividend Equivalent Right” means the right of the holder thereof to receive credits based on the cash dividends that would have been paid on the shares of Common Stock specified in the Award if such shares were held by the Participant to whom the Award is made.
2.17.
“Employee” means a common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company; provided, however, in the case of individuals whose employment status, by virtue of their employer or residence, is not determined under Section 3401(c) of the Code, “Employee” shall mean an individual treated as an employee for local payroll tax or employment purposes by the applicable employer under Applicable Law for the relevant period. An employee on leave of absence may be considered as still in the employ of the Company or its Subsidiaries for purposes of eligibility for participation in the Plan.
2.18.
“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
2.19.
“Exercise Date” is the date (i) with respect to any Stock Option, that the Participant has delivered both the Exercise Notice and consideration to the Company with a value equal to the total Option Price of the shares to be purchased (plus any income and/or employment tax withholding or other tax payment due with respect to such Award); and (ii) with respect to any SAR, that the Participant has delivered both the Exercise Notice and consideration to the Company with a value equal to any income and/or employment tax withholding or other tax payment due with respect to such SAR.
2.20.
“Exercise Notice” is defined in Section 8.3(b) hereof.
2.21.
“Fair Market Value” means, as of a particular date, (a) if the shares of Common Stock are listed on any established national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date (as determined by the Committee, in its discretion), or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (b) if the shares of Common Stock are not so listed, but are quoted on an automated quotation system, the closing sales price per share of Common Stock reported on the automated quotation system on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the OTCQX, OTCQB or OTC Pink (Pink Open Market); or (d) if none of the above is applicable, such amount as may be determined by the Committee (acting on the advice of an Independent Third Party, should the Committee elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock. The determination of Fair Market Value shall, where applicable, be in compliance with Section 409A of the Code.
2.22.
“Immediate Family Members” is defined in Section 15.8 hereof.
2.23.
“Incentive” is defined in Section 2.3 hereof.

Appendix A	LSB Industries, Inc. Proxy Statement 79

2.24.
“Incentive Stock Option” means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.
2.25.
“Independent Third Party” means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Committee may utilize one or more Independent Third Parties.
2.26.
“Nonqualified Stock Option” means a nonqualified stock option, granted pursuant to this Plan, which is not an Incentive Stock Option.
2.27.
“Option Price” means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.
2.28.
“Other Award” means an Award issued pursuant to Section 6.9 hereof.
2.29.
“Outside Director” means a director of the Company who is not an Employee or a Contractor.
2.30.
“Participant” means an Employee, Contractor or an Outside Director to whom an Award is granted under this Plan.
2.31.
“Performance Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock pursuant to Section 6.7 hereof.
2.32.
“Performance Goal” means any of the performance goals relating to one or more business or individual performance criteria established by the Committee in its sole discretion.
2.33.
“Plan” means this LSB Industries, Inc. 2025 Long-Term Incentive Plan, as amended from time to time.
2.34.
“Prior Plans” mean the LSB Industries, Inc. 2008 Incentive Stock Plan, as amended effective June 5, 2014 and LSB Industries, Inc. 2016 Long Term Incentive Plan, as amended and restated March 4, 2021.
2.35.
“Prior Plan Awards” means any awards that are outstanding under any Prior Plan immediately prior to the Effective Date.
2.36.
“Reporting Participant” means a Participant who is subject to the reporting requirements of Section 16 of the Exchange Act.
2.37.
“Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.
2.38.
“Restricted Stock Units” means units awarded to Participants pursuant to Section 6.6 hereof, which are convertible into Common Stock at such time as such units are no longer subject to restrictions as established by the Committee.
2.39.
“Restriction Period” is defined in Section 6.4(b)(i) hereof.
2.40.
“SAR” or “Stock Appreciation Right” means the right to receive an amount, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock as of the date the SAR is exercised (or, as provided in the Award Agreement, converted) over the SAR Price for such shares.

Appendix A	LSB Industries, Inc. Proxy Statement 80

2.41.
“SAR Price” means the exercise price or conversion price of each share of Common Stock covered by a SAR, determined on the Date of Grant of the SAR.
2.42.
“Spread” is defined in Section 12.4(b) hereof.
2.43.
“Stock Option” means a Nonqualified Stock Option or an Incentive Stock Option.
2.44.
“Subsidiary” means (a) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (b) any limited partnership, if the Company or any corporation described in item (a) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (c) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (a) above or any limited partnership listed in item (b) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.
2.45.
“Termination of Service” occurs when a Participant who is (a) an Employee of the Company or any Subsidiary ceases to serve as an Employee of the Company and its Subsidiaries, for any reason; (b) an Outside Director of the Company or a Subsidiary ceases to serve as a director of the Company and its Subsidiaries for any reason; or (c) a Contractor of the Company or a Subsidiary ceases to serve as a Contractor of the Company and its Subsidiaries for any reason. Except as may be necessary or desirable to comply with applicable federal or state law or as otherwise may be provided by a Participant’s Award Agreement, a “Termination of Service” shall not be deemed to have occurred when a Participant who is an Employee becomes an Outside Director or Contractor or vice versa. If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Section 422 of the Code upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option. Notwithstanding the foregoing provisions of this Section 2.45, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Termination of Service” for purposes of such Award shall be the definition of “separation from service” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.
2.46.
“Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the Company’s or Subsidiary’s disability plan or insurance policy or under any applicable non-U.S. law; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder, is unable to perform the Participant’s duties of employment for a period of six continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code. Notwithstanding the foregoing provisions of this Section 2.46, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Total and Permanent Disability” for purposes of such Award shall be the definition of “disability” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

Appendix A	LSB Industries, Inc. Proxy Statement 81

3.

ADMINISTRATION
3.1.
General Administration; Establishment of Committee. Subject to the terms of this Article 3, the Plan shall be administered by the Board or the Committee, if a Committee is designated by the Board to administer the Plan. The Committee shall consist of not fewer than two persons, unless there are not two members of the Board who meet the qualification requirements set forth herein to administer the Plan, in which case, the Committee may consist of one person. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

Membership on the Committee shall be limited to those members of the Board who are “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

3.2.
Designation of Participants and Awards.
(a)
The Committee or the Board shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan. The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive). Although the members of the Committee shall be eligible to receive Awards, all decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.
(b)
Notwithstanding Section 3.2(a), to the extent permitted by Applicable Law, the Board may, in its discretion and by a resolution adopted by the Board, authorize one or more officers of the Company (an “Authorized Officer”) to (i) designate one or more Employees as eligible persons to whom Awards will be granted under the Plan, and (ii) determine the number of shares of Common Stock that will be subject to such Awards; provided, however, that the resolution of the Board granting such authority shall (x) specify the total number of shares of Common Stock that may be made subject to the Awards, (y) set forth the price or prices (or a formula by which such price or prices may be determined) to be paid for the purchase of the Common Stock subject to such Awards, and (z) not authorize an officer to designate such officer as a recipient of any Award.
3.3.
Authority of the Committee. The Committee, in its discretion, shall (a) interpret the Plan and Award Agreements, (b) prescribe, amend, and rescind any rules and regulations, and sub-plans (including sub-plans for Awards made to Participants who are not residents in the United States) as necessary or appropriate for the administration of the Plan, to obtain favorable tax treatment for the Awards or to ensure compliance with securities law, (c) establish performance goals for an Award and certify the extent of their achievement, and (d) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties. The Committee’s discretion set forth herein shall not be limited by any provision of the Plan, including any provision which by its terms is applicable notwithstanding any other provision of the Plan to the contrary.

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The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.

With respect to restrictions in the Plan that are based on the requirements of Rule 16b‑3 promulgated under the Exchange Act, Section 422 of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other Applicable Law, to the extent that any such restrictions are no longer required by Applicable Law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such formerly mandated restrictions and/or to waive any such formerly mandated restrictions with respect to outstanding Awards.

4.

ELIGIBILITY

Any Employee (including an Employee who is also a director or an officer), Contractor or Outside Director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees of a Corporation shall be eligible to receive Incentive Stock Options. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee, Contractor or Outside Director. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards need not contain similar provisions. The Committee’s determinations under the Plan (including without limitation determinations of which Employees, Contractors or Outside Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

5.

SHARES SUBJECT TO PLAN
5.1.
Number Available for Awards.
5.1.1.
Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is four million (4,000,000) shares, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options.
5.1.2.
Prior Plan Awards shall remain outstanding following the Effective Date in accordance with their terms. With respect to Prior Plan Awards, if such a Prior Plan Award, on or after the Effective Date, lapses, expires, terminates or is canceled prior to the issuance of shares thereunder or if shares of Common Stock are issued under the Prior Plan to a Participant and thereafter are reacquired by the Company, the shares subject to such Prior Plan Awards and the reacquired shares shall again be available for issuance under this Plan. In addition, the following shares of Common Stock shall not be treated as having been issued under the Prior Plan and shall again be available for issuance under this Plan: (i) shares tendered by a Participant or retained by the Company as full or partial payment to the Company for the purchase price of a Prior Plan Award or to satisfy tax withholding obligations in connection with a Prior Plan Award, (ii) shares covered by a Prior Plan Award that is settled in cash, or (iii) the number of shares subject to a Prior Plan Award that is a stock appreciation right in excess of the number of shares that are delivered to the Participant upon exercise of such Prior Plan Award. Further, the number of shares available for issuance under the Prior

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Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares or credited as additional Restricted Stock, Restricted Stock Units or Performance Shares.
5.1.3.
Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.
5.2.
Reuse of Shares. To the extent that any Award under this Plan shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of Common Stock covered by the Award so forfeited, expired or canceled may again be awarded pursuant to the provisions of this Plan. Notwithstanding the foregoing, (i) the number of shares of Common Stock tendered or withheld in payment of any Option Price or SAR Price of an Award or taxes relating to an Award, (ii) shares of Common Stock that were subject to a Stock Option or a SAR but were not issued or delivered as a result of the net settlement or net exercise of such Stock Option or SAR and (iii) shares of Common Stock repurchased on the open market with the proceeds of a Stock Option’s Option Price, will not, in each case, be available for Awards under this Plan. Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of shares of Common Stock. Awards will not reduce the number of shares of Common Stock that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of shares of Common Stock, as, for example, a SAR that can be satisfied only by the payment of cash. Notwithstanding any provisions of the Plan to the contrary, shares forfeited back to the Company and shares canceled on account of termination, expiration or lapse of an Award shall again be available for grant of Incentive Stock Options under the Plan, but shall not increase the maximum number of shares described in Section 5.1above as the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options.
5.3.
Limitation on Outside Director Awards. No Outside Director may be granted any Award or Awards denominated in shares that exceed in the aggregate $500,000 in Fair Market Value (such Fair Market Value computed as of the Date of Grant) in any calendar year period that, plus an additional $500,000 in Fair Market Value (determined as of the Date of Grant) for one-time awards to a newly appointed or elected Outside Director.
6.

GRANT OF AWARDS
6.1.
In General.
(a)
The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but (i) not inconsistent with the Plan and (ii) to the extent an Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within 10 years of Board Approval Date. The Plan shall be submitted to the Company’s stockholders for approval at the first stockholder meeting after the Board Approval Date; however, the Committee may grant Awards under the Plan prior to the time of stockholder approval. Any such Award granted prior to such stockholder approval shall be made subject to the attainment of such stockholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

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(b)
If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of 30 days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.
(c)
Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.
6.2.
Option Price. The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock must be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least 110% of the Fair Market Value of the Common Stock on the Date of Grant.
6.3.
Maximum ISO Grants. The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option. In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the electronic registration of a share (or, if applicable, the issuance of a separate stock certificate) and identifying such stock as Incentive Stock Option stock on the Company’s stock transfer records.
6.4.
Restricted Stock. If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committee shall set forth in the related Award Agreement, as applicable: (a) the number of shares of Common Stock awarded, (b) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (c) the time or times within which such Award may be subject to forfeiture, (d) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (e) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan, to the extent applicable and, to the extent Restricted Stock granted under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The provisions of Restricted Stock need not be the same with respect to each Participant.
(a)
Legend on Shares. The Company shall electronically register Restricted Stock awarded to a Participant in the Participant’s name, which shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock. No stock certificate or certificates shall be issued with respect to such shares of Common Stock, unless, following the expiration of the Restriction Period (as defined in Section 6.4(b)(i)) without forfeiture in respect of such shares of Common Stock, the Participant requests delivery of the certificate or certificates by submitting a written request to the Committee (or such party designated by the Company) requesting delivery of the certificates. The Company shall deliver the certificates requested by the Participant to the Participant as soon as administratively practicable following the Company’s receipt of such request

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(b)
Restrictions and Conditions. Shares of Restricted Stock shall be subject to the following restrictions and conditions:
i.
Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date of the Award, such action is appropriate.
ii.
Except as provided in sub-paragraph (a) above or in the applicable Award Agreement, the Participant shall have, with respect to the Participant’s Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Shares of Common Stock free of restriction under this Plan shall be electronically registered in the Participant’s name (or, if certificates are issued shall be delivered to the Participant) promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock or after any other restrictions imposed on such shares of Common Stock by the applicable Award Agreement or other agreement have expired. Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant (including, if applicable, any certificates for such shares). Each Award Agreement shall require that: each Participant, in connection with the issuance of a certificate for Restricted Stock, shall endorse such certificate in blank or execute a stock power in form satisfactory to the Company in blank and deliver such certificate and executed stock power to the Company.
iii.
The Restriction Period, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on length of continuous service or such Performance Goals, as may be determined by the Committee in its sole discretion.
iv.
Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (1) the Company shall be obligated to, or (2) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.
6.5.
SARs. The Committee may grant SARs to any Participant, either as a separate Award or in connection with a Stock Option. SARs shall be subject to such terms and conditions as the Committee shall impose, provided that such terms and conditions are (a) not inconsistent with the Plan, and (b) to the extent a SAR issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash or in shares of Common Stock, or a combination thereof. In the event of the exercise of a SAR payable in shares of Common Stock, the holder of the SAR shall

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receive that number of whole shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (a) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the SAR Price as set forth in such SAR (or other value specified in the Award Agreement granting the SAR), by (b) the number of shares of Common Stock as to which the SAR is exercised, with a cash settlement to be made for any fractional shares of Common Stock. The SAR Price for any share of Common Stock subject to a SAR may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time that the SAR is granted.
6.6.
Restricted Stock Units. Restricted Stock Units may be awarded or sold to any Participant under such terms and conditions as shall be established by the Committee, provided, however, that such terms and conditions are (a) not inconsistent with the Plan, and (b) to the extent a Restricted Stock Unit issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (b) a requirement that the holder forfeit (or in the case of shares of Common Stock or units sold to the Participant, resell to the Company at cost) such shares or units in the event of Termination of Service during the period of restriction. The value of Restricted Stock Units may be paid in Common Stock, cash, or a combination of both, as determined by the Committee, in its sole discretion, and set forth in the Award Agreement.
6.7.
Performance Awards.
(a)
The Committee may grant Performance Awards to one or more Participants. The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Performance Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. If the Performance Award is to be in shares of Common Stock, the Performance Awards may provide for the issuance of the shares of Common Stock at the time of the grant of the Performance Award or at the time of the certification by the Committee that the Performance Goals for the performance period have been met; provided, however, if shares of Common Stock are issued at the time of the grant of the Performance Award and if, at the end of the performance period, the Performance Goals are not certified by the Committee to have been fully satisfied, then, notwithstanding any other provisions of this Plan to the contrary, the Common Stock shall be forfeited in accordance with the terms of the grant to the extent the Committee determines that the Performance Goals were not met. The forfeiture of shares of Common Stock issued at the time of the grant of the Performance Award due to failure to achieve the established Performance Goals shall be separate from and in addition to any other restrictions provided for in this Plan that may be applicable to such shares of Common Stock. Each Performance Award granted to one or more Participants shall have its own terms and conditions.

If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

(b)
Performance Awards may be valued by reference to the Fair Market Value of a share of Common Stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of Performance Goals or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the

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Company’s business and/or remaining in the employ of the Company or a Subsidiary for a specified period of time. Performance Awards may be paid in cash, shares of Common Stock, or other consideration, or any combination thereof. If payable in shares of Common Stock, the consideration for the issuance of such shares may be the achievement of the performance objective established at the time of the grant of the Performance Award. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.
6.8.
Dividend Equivalent Rights. The Committee may grant a Dividend Equivalent Right to any Participant, either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional dividend equivalents). Any such reinvestment shall be at the Fair Market Value at the time thereof. Dividend Equivalent Rights may be settled in cash or shares of Common Stock, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.
6.9.
Other Awards. The Committee may grant to any Participant other forms of Awards, based upon, payable in, or otherwise related to, in whole or in part, shares of Common Stock, if the Committee determines that such other form of Award is consistent with the purpose and restrictions of this Plan. The terms and conditions of such other form of Award shall be specified by the grant. Such Other Awards may be granted for no cash consideration, for such minimum consideration as may be required by Applicable Law, or for such other consideration as may be specified by the grant.
6.10.
Performance Goals. Awards (whether relating to cash or shares of Common Stock) under the Plan may be made subject to the attainment of Performance Goals. Any Performance Goal may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Goal may include or exclude (a) events that are of an unusual nature or indicate infrequency of occurrence, (b) gains or losses on the disposition of a business, (c) changes in tax or accounting regulations or laws, (d) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases, or (e) other similar occurrences. In all other respects, Performance Goals shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report.
6.11.
Tandem Awards. The Committee may grant two or more Incentives in one Award in the form of a “Tandem Award,” so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised. For example, if a Stock Option and a SAR are issued in a Tandem Award, and the Participant exercises the SAR with respect to one hundred (100) shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of 100 shares of Common Stock.
6.12.
No Repricing of Stock Options or SARs. The Committee may not “reprice” any Stock Option or SAR without stockholder approval. For purposes of this Section 6.12, “reprice” means any of the following or any other action that has the same effect: (a) amending a Stock Option or SAR to reduce its exercise price or base price, (b) canceling a Stock Option or SAR at a time when its exercise price or base price exceeds the Fair Market Value of a share of Common Stock in exchange for cash or a Stock Option, SAR, award of Restricted Stock or other equity award, or (c) taking any other action that is treated as a repricing under generally accepted accounting principles, provided that nothing in this Section 6.12 shall prevent the Committee from making adjustments pursuant to Article

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11, from exchanging or cancelling Incentives pursuant to Article 12, or substituting Incentives in accordance with Article 14.
6.13.
Recoupment for Restatements. This Plan is subject to any written clawback policies that the Company, with the approval of the Board, may adopt. Any such policy may subject a Participant’s Awards and amounts paid or realized with respect to Awards under the Plan to reduction, cancelation, forfeiture or recoupment if certain specified events or wrongful conduct occur, including an accounting restatement due to the Company’s material noncompliance with financial reporting regulations or other events or wrongful conduct specified in any such clawback policy adopted to conform to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and rules promulgated thereunder by the Securities and Exchange Commission and that the Company determines should apply to the Plan.
7.

AWARD PERIOD; VESTING
7.1.
Award Period. Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement. Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term. The Award Period for an Incentive shall be reduced or terminated upon Termination of Service. No Incentive granted under the Plan may be exercised at any time after the end of its Award Period. No portion of any Incentive may be exercised after the expiration of 10 years from its Date of Grant. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the Date of Grant.
7.2.
Vesting. The Committee, in its sole discretion, may determine that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested.
8.

EXERCISE OR CONVERSION OF INCENTIVE
8.1.
In General. A vested Incentive may be exercised or converted, during its Award Period, subject to limitations and restrictions set forth in the Award Agreement.
8.2.
Securities Law and Exchange Restrictions. In no event may an Incentive be exercised or shares of Common Stock be issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.
8.3.
Exercise of Stock Option.
(a)
In General. If a Stock Option is exercisable prior to the time it is vested, the Common Stock obtained on the exercise of the Stock Option shall be Restricted Stock which is subject to the applicable provisions of the Plan and the Award Agreement. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised. No Stock Option may be exercised for a fractional share of Common Stock. The granting of a Stock Option shall impose no obligation upon the Participant to

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exercise that Stock Option. Each Award Agreement with respect to a Stock Option shall include provisions governing exercise of the Stock Option on or following the Participant’s Termination of Service, which shall be established by the Committee in its sole discretion.
(b)
Notice and Payment. Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Company (in accordance with the notice provisions in the Participant’s Award Agreement) setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised (the “Exercise Notice”) and the Exercise Date with respect to any Stock Option shall be the date that the Participant has delivered both the Exercise Notice and consideration to the Company with a value equal to the total Option Price of the shares to be purchased (plus any employment tax withholding or other tax payment due with respect to such Award), payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways: (i) cash or check, bank draft, or money order payable to the order of the Company, (ii) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, (iii) by delivery (including by FAX or electronic transmission) to the Company or its designated agent of an executed irrevocable option exercise form (or, to the extent permitted by the Company, exercise instructions, which may be communicated in writing, telephonically, or electronically) together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option and promptly deliver to the Company the amount of sale proceeds necessary to pay such purchase price, (iv) by requesting the Company to withhold the number of shares otherwise deliverable upon exercise of the Stock Option by the number of shares of Common Stock having an aggregate Fair Market Value equal to the aggregate Option Price at the time of exercise (i.e., a cashless net exercise), and/or (v) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered. If the Participant fails to deliver the consideration described in this Section 8.3(b) within three business days of the date of the Exercise Notice, then the Exercise Notice shall be null and void and the Company will have no obligation to deliver any shares of Common Stock to the Participant in connection with such Exercise Notice.
(c)
Issuance of Certificate. Except as otherwise provided in Section 6.4 hereof (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause the Common Stock then being purchased to be registered in the Participant’s name (or the person exercising the Participant’s Stock Option in the event of the Participant’s death), but shall not issue certificates for the Common Stock unless the Participant or such other person requests delivery of the certificates for the Common Stock, in writing in accordance with the procedures established by the Committee. The Company shall deliver certificates to the Participant (or the person exercising the Participant’s Stock Option in the event of the Participant’s death) as soon as administratively practicable following the Company’s receipt of a written request from the Participant or such other person for delivery of the certificates. Notwithstanding the forgoing, if the Participant has exercised an Incentive Stock Option, the Company may at its option place a transfer restriction on any electronically registered shares (or if a physical certificate is issued to the Participant, retain physical possession of the certificate evidencing the shares acquired upon exercise) until the expiration of the holding periods described in Section 422(a)(1) of the Code. Any obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such

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listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.
(d)
Failure to Pay. Except as may otherwise be provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant’s Stock Option and right to purchase such Common Stock may be forfeited by the Participant, in the Committee’s sole discretion.
8.4.
SARs. Subject to the conditions of this Section 8.4 and such administrative regulations as the Committee may from time to time adopt, a SAR may be exercised by the delivery (including by FAX) of an Exercise Notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the Exercise Date thereof. Subject to the terms of the Award Agreement and only if permissible under Section 409A of the Code and the regulations or other guidance issued thereunder (or, if not so permissible, at such time as permitted by Section 409A of the Code and the regulations or other guidance issued thereunder), the Participant shall receive from the Company in exchange therefor in the discretion of the Committee, and subject to the terms of the Award Agreement:
(a)
cash in an amount equal to the excess (if any) of the Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) per share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered;
(b)
that number of shares of Common Stock having an aggregate Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests; or
(c)
the Company may settle such obligation in part with shares of Common Stock and in part with cash.

The distribution of any cash or Common Stock pursuant to the foregoing sentence shall be made at such time as set forth in the Award Agreement.

8.5.
Disqualifying Disposition of Incentive Stock Option. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two years from the Date of Grant of such Stock Option or one year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.
9.

AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment for which stockholder approval is required either (a) by any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or (b) in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 421 and 422 of the Code, including any successors to such Sections, or other Applicable Law, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore

Appendix A	LSB Industries, Inc. Proxy Statement 91

granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant. For purposes of clarity, any amendment to an existing Award resulting in a less favorable tax consequence to a Participant under the Award shall not be considered to adversely affect the rights of the Participant.

10.

TERM

The Plan shall be effective as of the Effective Date and unless sooner terminated by action of the Board, the Plan will terminate on the 10th anniversary of the Effective Date, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

11.

CAPITAL ADJUSTMENTS

In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an Award, then the Committee shall adjust any or all of the following so that the fair value of the Award immediately after the transaction or event is equal to the fair value of the Award immediately prior to the transaction or event (a) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (b) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (c) the Option Price of each outstanding Award, (d) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.4, and (e) the number of or SAR Price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the Plan, to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price; provided, however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Plan or any Stock Option to violate Section 422 of the Code or Section 409A of the Code. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

The computation of any adjustment under this Article 11 shall be conclusive and shall be binding upon each affected Participant and upon the occurrence of any such adjustment, the Company shall provide notice to each affected Participant of its computation of such adjustment.

12.

RECAPITALIZATION, MERGER AND CONSOLIDATION
12.1.
No Effect on Company’s Authority. The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all

Appendix A	LSB Industries, Inc. Proxy Statement 92

adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any Change in Control, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
12.2.
Conversion of Incentives Where Company Survives. Subject to any required action by the stockholders and except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.
12.3.
Exchange or Cancellation of Incentives Where Company Does Not Survive. Except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, in the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.
12.4.
Cancellation of Incentives. Notwithstanding the provisions of Sections 12.2 and 12.3 hereof, and except as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, all Incentives granted hereunder may be canceled by the Company, in its sole discretion, as of the effective date of any Change in Control, merger, consolidation or share exchange, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:
(a)
giving notice to each holder thereof or such holder’s personal representative of its intention to cancel those Incentives for which the issuance of shares of Common Stock involved payment by the Participant for such shares, and permitting the purchase during the 30 day period next preceding such effective date of any or all of the shares of Common Stock subject to such outstanding Incentives, including in the Board’s discretion some or all of the shares as to which such Incentives would not otherwise be vested and exercisable; or
(b)
in the case of Incentives that are either (i) settled only in shares of Common Stock, or (ii) at the election of the Participant, settled in shares of Common Stock, paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the price per share of such Incentive to be paid by the Participant (hereinafter the “Spread”), multiplied by the number of shares subject to the Incentive. In cases where the shares constitute, or would after exercise, constitute Restricted Stock, the Company, in its discretion, may include some or all of those shares in the calculation of the amount payable hereunder. In estimating the Spread, appropriate adjustments to give effect to the existence of the Incentives shall be made, such as deeming the Incentives to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Incentives as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount

Appendix A	LSB Industries, Inc. Proxy Statement 93

receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

An Award that by its terms would be fully vested or exercisable upon a Change in Control will be considered vested or exercisable for purposes of Section 12.4(a) hereof.

13.

LIQUIDATION OR DISSOLUTION

Subject to Section 12.4 hereof, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (a) sell all or substantially all of its property, or (b) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Article 11 hereof.

14.

INCENTIVES IN SUBSTITUTION FOR
INCENTIVES GRANTED BY OTHER ENTITIES

Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees, independent contractors or directors of a corporation, partnership, or limited liability company who become or are about to become Employees, Contractors or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the incentives in substitution for which they are granted.

15.

MISCELLANEOUS PROVISIONS
15.1.
Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.
15.2.
No Right to Continued Employment. Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

Appendix A	LSB Industries, Inc. Proxy Statement 94

15.3.
Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation to the fullest extent provided by law. Except to the extent required by any unwaiveable requirement under Applicable Law, no member of the Board or the Committee (and no Subsidiary of the Company) shall have any duties or liabilities, including without limitation any fiduciary duties, to any Participant (or any Person claiming by and through any Participant) as a result of this Plan, any Award Agreement or any Claim arising hereunder and, to the fullest extent permitted under Applicable Law, each Participant (as consideration for receiving and accepting an Award Agreement) irrevocably waives and releases any right or opportunity such Participant might have to assert (or participate or cooperate in) any Claim against any member of the Board or the Committee and any Subsidiary of the Company arising out of this Plan.
15.4.
Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.
15.5.
Compliance with Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the Exchange Act); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.
15.6.
Foreign Participation. To assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country.
15.7.
Tax Requirements. The Company or, if applicable, any Subsidiary (for purposes of this Section 15.7, the term “Company” shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any federal, state, local, or other taxes required by law to be withheld in connection with an Award granted under this Plan. The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to the Award. Such payments shall be required to be made when requested by the Company and may be required to be made prior to the registration of shares or delivery of any certificate representing shares of Common Stock. Such payment may be made by (a) the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (c) below) the required tax withholding obligations of the Company; (b) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock, which shares so delivered have an aggregate Fair Market

Appendix A	LSB Industries, Inc. Proxy Statement 95

Value that equals or exceeds (to avoid the issuance of fractional shares under (c) below) the required tax withholding payment; (c) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the vesting or exercise of the Award, which shares so withheld have an aggregate Fair Market Value that equals (but does not exceed) the required tax withholding payment; or (d) any combination of (a), (b), or (c). The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant. The Committee may in the Award Agreement impose any additional tax, social insurance, or fringe benefit requirements or provisions that the Committee deems necessary or desirable.
15.8.
Assignability. Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.8 that is not required for compliance with Section 422 of the Code.

Except as otherwise provided herein, Awards may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of an Award to be granted to a Participant on terms which permit transfer by such Participant to (a) the spouse (or former spouse), children or grandchildren of the Participant (“Immediate Family Members”), (b) a trust or trusts for the exclusive benefit of such Immediate Family Members, (c) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by the Participant and/or Immediate Family Members, (d) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (e) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that(x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Award is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Award shall be prohibited except those by will or the laws of descent and distribution.

Following any transfer, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 13 and 15 hereof the term “Participant” shall be deemed to include the transferee. The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Award shall be transferable, exercisable or convertible by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of an Award of any expiration, termination, lapse or acceleration of such Award. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under an Award that has been transferred by a Participant under this Section 15.8.

15.9.
Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.
15.10.
Legend. The shares of Common Stock or other securities of the Company delivered pursuant to an Award shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Common Stock or other securities are then listed, and any applicable federal, state or other laws, and the Committee may cause a legend or legends to be inscribed on any such certificates to make appropriate reference to such restrictions.

Appendix A	LSB Industries, Inc. Proxy Statement 96

15.11.
Governing Law. The Plan shall be governed by, construed, and enforced in accordance with the laws of the State of Delaware (excluding any conflict of laws, rule or principle of Delaware law that might refer the governance, construction, or interpretation of this Plan to the laws of another state). A Participant’s sole remedy for any Claim shall be against the Company, and no Participant shall have any claim or right of any nature against any Subsidiary of the Company or any stockholder or existing or former director, officer or Employee of the Company or any Subsidiary of the Company. The individuals and entities described above in this Section 15.11 (other than the Company) shall be third-party beneficiaries of this Plan for purposes of enforcing the terms of this Section 15.11.

A copy of this Plan shall be kept on file in the principal office of the Company in Dallas, Texas.

***************

Appendix A	LSB Industries, Inc. Proxy Statement 97

Appendix A	LSB Industries, Inc. Proxy Statement 98

LSB INDUSTRIES
P.O. BOX 8016, CARY, NC 27512-9903

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LSB Industries, Inc.

Annual Meeting of Stockholders

For Stockholders of record as of March 24, 2025

Thursday, May 15, 2025 8:30 AM, Central Daylight Time

Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/LXU for more details.

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 8:30 AM, Central Daylight Time, May 15, 2025.

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This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Michael J. Foster and Cheryl A. Maguire, and each of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes each of them to vote all the shares of capital stock of LSB Industries, Inc. that the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR PROPOSALS 1, 2, 3, and 4.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

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Proxy Card	LSB Industries, Inc. Proxy Statement 99

LSB Industries, Inc. Annual Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, 3 AND 4

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	Election of Directors				
		FOR	AGAINST	ABSTAIN	
	1.01 Mark T. Behrman	☐	☐	☐	FOR
	1.02 Jonathan S. Bobb	☐	☐	☐	FOR
	1.03 Riccardo Bertocco	☐	☐	☐	FOR
		FOR	AGAINST	ABSTAIN	
2.	Proposal to approve the LSB Industries, Inc. 2025 Long-Term Incentive Plan.	☐	☐	☐	FOR
3.	Proposal to ratify Ernst & Young LLP as the independent registered public accounting firm for 2025.	☐	☐	☐	FOR
4.	Proposal to approve, on an advisory basis, the named executive officer compensation.	☐	☐	☐	FOR

You must register to attend the meeting online by 5PM CDT on May 14, 2025 and/or participate at www.proxydocs.com/LXU

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date

Proxy Card	LSB Industries, Inc. Proxy Statement 100